                                                                   EXHIBIT 10.28

                                    LEASE #1

                              OFFICE BUILDING LEASE


1. PARTIES. This Lease, dated, for reference purposes only SEPTEMBER 11, 1989, is made by and between Lincoln Property Company N.C., Inc. as manager and agent for the owner (herein called "Landlord") and SYNON, INC., an Illinois corporation (herein called "Tenant").


2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (hereinafter called "Premises") consisting of 16,112 usable square feet outlined in red on Exhibit A attached hereto and 18,048 rentable square feet, including corridors being situated on the 2ND/3RD floor(s) of that certain building known as 1100 LARKSPUR LANDING CIRCLE, SUITE 300, LARKSPUR, CALIFORNIA (hereinafter called "Building") which is one of several buildings in Larkspur Landing Office Park (hereinafter called "Office Park") *(SEE PAGE 13)

        Said Lease is subject to the terms, covenants, and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants, and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

        For the purposes of maintaining an economical and proper distribution of tenants throughout the Office Park which is acceptable to Landlord, Landlord shall have the right from time to time during the term of this Lease to relocate the Premises in the Office Park; provided, however, (i) that the rentable and usable areas of the new location in the Office Park are of equal size to the Premises (subject to a variance of up to 10%) and the amount of Basic Rent (hereinafter defined) payable under this Lease is not increased, (ii) that if the then prevailing rental for the new location is less than the amount of Basic Rent being paid for the Premises, the Basic Rent shall be reduced to equal the then prevailing base rental for the new location, (iii) that Landlord shall pay the cost of providing improvements to Tenant in the new location comparable to the improvements Tenant now has in the Premises, and (iv) that Landlord shall pay the expenses reasonably incurred by Tenant in connection with the relocation of the Premises, including without limitation the costs of moving, door lettering, telephone relocation, and reasonable quantities of new stationery. Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, specifying the new location and the amount of Basic Rent payable therefor at least thirty (30) days prior to the date that the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant, for a period of ten (10) days after receipt of Landlord's notice to relocate, shall have the right by delivering written notice to Landlord to terminate this Lease effective thirty (30) days after the delivery of such written notice to Landlord.

3. TERM. The term of this Lease shall be for SEVEN years, commencing on the 1ST day of OCTOBER, 1989, and ending on the 30TH day of SEPTEMBER, 1996.

4. POSSESSION. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rental amounts shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

        In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

5. BASIC RENT. Tenant agrees to pay to Landlord as rental without prior notice or demand, for the Premises the sum of: THIRTY-SIX THOUSAND SIX HUNDRED

THIRTY-EIGHT AND NO/100 - - - - - - ($36,638.00) Dollars (hereinafter called "Basic Rent", on or before the first day of the first full calendar month of the terms hereof and a like sum, as adjusted in the manner specified in Article 6 (hereinafter called "Adjusted Basic Rent"), on or before the first day of each and every successive calendar month thereafter during the terms hereof, except that the first month's rent shall be paid upon the execution hereof. The Basic Rent shall be paid until adjusted in the manner specified in Article 6. Thereafter, the prevailing Adjusted Basic Rent shall be the amount paid. Rental for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment due under the terms herein, based upon a thirty (30) day month. Said amount shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, which shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

6. ADJUSTED BASIC RENT. Each year during the term of this Lease other than the Base Year, the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, shall be adjusted for the ensuing twelve (12) months by the use of the Consumer Price Index (All Urban Consumers component) for the San Francisco-Oakland Area (1967 = 100) published by the Bureau of Labor Statistics of the U. S. Department of Labor. The Basic Rent will be increased by the percentage increase, if any, between the latest index published just prior to the commencement of the Lease Term and the comparable latest index published just prior to January of the following year to arrive at the Adjusted Basic Rent. Each year thereafter, the Adjusted Basic Rent will be increased by the percentage increase, if any, between the index published just prior to January of the subsequent year and the comparable latest index published just prior to January of the preceding year.

        In case the U. S. Department of Labor shall discontinue the computation and publication of said Consumer Price Index or the publication thereof should be delayed so as to prevent its use hereunder at the times required, there shall be substituted therefor by Landlord such other index or method of ascertaining changes in the price level as, in the opinion of Landlord, most closely resembles the Consumer Price Index and method of arriving at the index figure by said Bureau.

7. ADDITIONAL RENT. Tenant agrees to pay to Landlord as additional rental (hereinafter "Additional Rent") a sum equal to Tenant's Proportional Share (hereinafter defined) of any increase in the Direct Costs (hereinafter defined).

        For the purposes of this Article, Tenant's Proportional Share shall be a sum equal to 23.10%.


        For the purposes of this Article, the term "Direct Costs" shall include:
(i) property taxes paid or incurred by Landlord consisting of all real or personal property taxes (and any tax levied wholly or partly lieu thereof) imposed against the Building and all related improvements, including the adjacent walks, parking lots, and the land upon which they are situated, but shall not include any net income or franchise taxes; (ii) operating costs paid or incurred by Landlord in maintaining, managing, and operating Building, its equipment, and the adjacent walks, parking lots, landscaped areas, and the land upon which they are located, including without limiting the generality of the foregoing, the costs of services of both independent contractors and employees (inclusive of employment taxes and fringe benefits) who perform duties connected with the day to day management, operation, maintenance, and repair of the Building, and the costs incurred by reason of any changes in any regulations, rules, requirements, laws, codes, directives, or similar pronouncements of any Federal, state, county, city, or other governmental or regulatory agency which require changes in or to the physical construction of or related equipment of or used in the Building or the adjacent walks, parking lots, landscaped areas, and/or items used in the operation and maintenance thereof.

        For the purposes of this Lease the term "Base Year" shall refer to and mean the calendar year in which this Lease term commences.

        For the purposes of this Article, the term "Comparison Year" shall refer to and mean each successive calendar year of the term of this Lease after the Base Year.

        For the purposes of this Article, the Term "Current Year" shall refer to and mean each successive calendar year as it becomes the current calendar year, beginning with the first calendar year next following the Base Year.

        Each year during the term of this Lease other than the Base Year, Landlord shall furnish to Tenant a written statement showing in reasonable detail Landlord's Direct Costs for the applicable Comparison Year and for the Base Year, and showing the amount, if any, of Additional Rent due from Tenant.

        To compute the Additional Rent, if the Direct Costs paid or incurred by the Landlord for the Comparison Year are in excess of the Direct Costs paid or incurred by Landlord for the Base Year, then the Tenant shall pay, as Additional Rent, Tenant's Proportional Share thereof. Upon Tenant's receipt of Landlord's statement for the first Comparison Year, Tenant shall pay in full the total amount of Additional Rent for the first Comparison Year, and, in addition, for the Current Year the amount of such Additional Rent shall be used as an estimate for the Current Year. The amount of the Additional Rent shall be divided in twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, which is next due following the receipt of said statement from Landlord, an amount equal to one (1) such monthly installment multiplied by the number of months from January in the Current Year in which Landlord's said statement is submitted to the month of such statement, both months inclusive. Subsequent installments of Additional Rent shall be payable concurrently with the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, for the balance for that Current Year and shall continue until the statement for the next Comparison Year is rendered. If the next or any succeeding Comparison Year results in an increase in Direct Costs over the immediately preceding Comparison Year, then, upon receipt of said statement from Landlord, Tenant shall pay a lump sum equal to Tenant's Proportional Share of the Direct Costs less the total of the monthly installments paid during the immediately preceding Comparison Year, and the estimated monthly installments of Additional Rent to then be paid for the Current Year shall be adjusted to reflect such increased Direct Costs. If the next or any succeeding Comparison Year results in a decrease in Direct Costs over the immediately preceding Comparison Year, then, upon receipt of said statement from Landlord, the estimated monthly installments of Additional Rent to then be paid for Current Year shall be adjusted to reflect such decreased Direct Costs, and the difference between Tenant's Proportional Share of the decreased Direct Costs and the total of the monthly installments paid during the immediately preceding Comparison Year shall be credited to the first (and succeeding, if applicable) installments of Additional Rent to be paid for the Current Year.

        The Direct Costs for any Calendar Year that the Building is not at least ninety-five percent (95%) occupied shall be adjusted to reflect a ninety-five percent (95%) level of occupancy.

        If the term of this Lease has expired and/or Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Costs for the year in which this Lease terminated, Tenant shall immediately pay any increase due over the estimated amounts paid and, conversely, any overpayment made in the event said costs decrease shall be immediately rebated by Landlord to Tenant.

8. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of TWENTY-SIX THOUSAND NINE HUNDRED FIFTY AND NO/100* - - - - - - - - -($26,950.00) Dollars. Said sum snail be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to the provisions relating to the payment of rentals, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rental or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other *Plus $9,688.00 which has been deposited with Landlord as a Security Deposit pursuant to that certain Lease dated March 9, 1988, for a total Security Deposit of $36,638.00.

loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last successor to Tenant' s interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

9. USE. Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

        Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

10. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

11. CONSTRUCTION. Prior to the commencement of the term hereof, Landlord shall furnish and install within the Premises the tenant improvements shown on preliminary plans dated 8/1/89, attached hereto and marked Exhibit B. The costs to be paid by Tenant for such work are $ * . Tenant agrees that it will pay such costs at the time the Premises are ready for Tenant's occupancy. *Landlord will contribute up to the sum of $268,302.00 towards Tenant Improvement cost.

        All work not within the normal scope of the construction trades employed in building construction, such as the furnishing and installing of telephone equipment and wiring, furniture, furnishings, office equipment, trade fixtures, carpeting (unless installed by Landlord under the first part of this Article), special draperies (in addition to Building standard casement draperies for which no substitution is permitted), and other items of personal property, shall be furnished and installed by the Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and so as not to unreasonably interfere with or delay the work of the Landlord's contractors. Tenant's contractors, subcontractors, and labor shall be acceptable to and approved by Landlord, and shall be subject to the administrative supervision of the Landlord's general contractor. Contractors or subcontractors engaged by Tenant shall insure, as far as may be reasonably possible, the progress of the work without interruption on account of strikes, work stoppage or other causes for delay.

        Landlord shall give reasonable access and entry to the Premises to Tenant and its contractors and subcontractors to enable Tenant to adapt the Premises for Tenant's use.

12. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained and any alterations, additions, or improvements to or of said Premises, including, but not limited to, wall covering, paneling, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expenses and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord given at least thirty (30) days prior to the end of the term, at Tenant' s sole cost and expense forthwith and with all due diligence remove any alterations, additions, or improvements made by Tenant which are designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

13. REPAIRS. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition, and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and from ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

        Notwithstanding the provisions of Article 13(a), Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless the need for such maintenance and repairs are caused, in part or in whole, by the act, neglect, fault, or omission of any duty by the Tenant, its agents, servants, employees, or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 24, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances, and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, or ordinance now or hereafter in effect.

14. LIENS. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated costs of any improvements, additions, or alterations in the Premises to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

15. ASSIGNMENT AND SUBLETTING. Neither Tenant nor its heirs or assigns shall either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate, or encumber this Least or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto , or suffer any other person (the employees, agents, servants, and invitees of Tenant excepted) to occupy or use the said Premises, or any part thereof, without the prior written consent of Landlord first had and obtained and any attempt to do so without such consent shall be wholly void and shall constitute a breach of this Lease.

        In the event that Tenant desires to sublet the Premises or any part thereof, Tenant shall notify Landlord in writing not less than ninety (90) days in advance of the proposed subletting, designating in such writing the name and legal composition of the proposed subtenant, the nature of the proposed subtenant's business to be carried on in the Premises, the terms and provisions of the proposed sublease, and shall therein or subsequently furnish such reasonable financial information regarding the proposed subtenant as Landlord may request. Landlord shall be allowed thirty (30) days after its receipt of such notice from Tenant in which to give its written notice to Tenant that Landlord will terminate this Lease as to the Premises, or the part thereof proposed to be sublet, effective upon the date of such proposed subletting. If Landlord fails to give such notice to Tenant, then Tenant may sublet the Premises, or the part thereof designated in said notice to Landlord, only with the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. For the purposes of this provision, Landlord may, at its sole option, reasonably withhold its consent to the subletting if the proposed subtenant is unwilling to execute a document in a form satisfactory to Landlord in which it agrees to substantially all of the terms and conditions of this Lease, and/or if the financial condition of the proposed subtenant is not substantially similar to that of the Tenant as of the date of this Lease.

        A consent by Landlord to one assignment, subletting, occupation, or use by any other person shall not be deemed a consent to any subsequent assignment, subletting, occupation, or use by another person.

16. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted, or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, attorneys' fees, expenses, and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action, or proceeding to be brought against landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises, from any cause other than landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

        Landlord or its agents shall not be liable for any damage to property entrusted by Tenant to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Building or from the pipes, appliances, or plumbing works therein or from the roof, street, or subsurface, or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants, or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, or any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

17. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other or any loss insured by fire, extended coverage, and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

18. LIABILITY INSURANCE. Tenant shall, at Tenant's sole cost and expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance at all times shall be a combined single aggregate policy in an amount of not less than one million dollars ($1,000,000.00). These limits of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, provided, however, said insurance by Tenant shall have a protective liability endorsement attached thereto in favor of Landlord. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+, AAA, or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with a loss payable clause satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage except after ten (10) days, prior written notice to Landlord.

19. SERVICES AND UTILITES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at its sole discretion, and subject to the rules and regulations of the Building, electricity for normal lighting and fractional horsepower office machines, heat, and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries, and toilet rooms in the Building. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts, or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to the failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the costs thereof, including the costs of installation, operation, and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

        Tenant will not, without the prior written consent of Landlord first had and obtained, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, any apparatus or device for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises so as to measure the amount of the water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand thereof by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer. Tenant shall install a separate submeter to measure electric current in excess of that usually furnished for the use of the Premise as general office space. Tenant shall maintain the separate air conditioning units installed in Tenant's computer room.

20. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures, and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

21. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants.

22. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of the Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly installment of Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, plus the last monthly installment of Additional Rent and all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

23. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to inspection by prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve, or repair the Premises or the Building that Landlord may deem necessary or desirable, without abatement or rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the Premises, excluding Tenant's vaults, safes, and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

24. RECONSTRUCTION. In the event the Premises or the Building are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rentals.

     In the event the Premises or the Building or a part thereof are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) per cent of the then full replacement cost of the Premises or the Building. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) per cent of the full replacement cost, then Landlord shall have the option (i) to repair or restore such damage with this Lease continuing in full force and effect, but with the rentals to be proportionately reduced as hereinabove provided in this Article, or (ii) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the rentals, reduced as hereinabove provided in this Article, shall be paid up to date of said termination.

        Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

        Landlord shall not be required to repair any injury or damage by fire or other cause or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

        Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction, or restoration.

25. DEFAULT. In addition to any other act or event elsewhere stated in this Lease which will cause a default hereunder, the occurrence of any one or more of the following acts or events shall constitute a default and breach of this Lease by Tenant:

        a.      The vacating or abandonment of the Premises by Tenant.

        b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

        c. The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by the Tenant, other than described in subparagraph (b) of this Article, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant, provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

        d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within one hundred twenty
(120) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution, or other judicial seizure of substantially all or Tenant's assets located at the Premises, or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

26. REMEDIES IN DEFAULT. In the event of any default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

        a. Terminate Tenant's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord stall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorneys' fees and costs; any real estate commissions and costs actually paid; the unpaid rent for the balance of the term of the Lease or for the time the Premises are vacant, whichever is shorter; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (i) taking possession of the Premises and recovering from Tenant the amount specified in this Article, or (ii) proceeding under the provisions of subparagraph (b) of this Article.

        b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

        c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

27. EMINENT DOMAIN. If more than twenty-five (25%) per cent of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rental, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) per cent of the Building is taken, and neither party elects to terminate as herein provided, the Basic Rent or prevailing Adjusted Basic Rent, as the case may be, thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

28. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and the date on which the rentals and other charges are paid, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

29. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, if any, subject to the monthly rates, rules and regulations, and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof.

30. AUTHORITY OF TENANT. Tenant and each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease.

31.     GENERAL PROVISIONS.

        a. Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

        b. Waiver. The waiver by Landlord of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition on any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rentals hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rentals.

        c. Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

        d. Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

        e. Marginal Headings. The marginal headings and titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        f. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

        g. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        h. Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

        i. Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

        j. Late Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises or the Building. Accordingly, if any amount(s) due from Tenant shall not be received by Landlord or Landlord's designee within three (3) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to ten (10%) per cent of such overdue amount(s). The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

        k. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

        l. Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor disputes, civil disobedience, acts of God, or any other cause or condition beyond the reasonable control of the Landlord.

        m. Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable.

        n. Sale of Building by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Building shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

        o. Subordination, Attornment. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage or first deed of trust to any bank, insurance company, or other leading institution, now or hereafter in force against the Building or the underlying land, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the landlord under this Lease. The provisions of this Article to the contrary not withstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

        p. Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

        q. Separability. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair, or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

        r. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

        s. Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

        t. Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.


32. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only NONE and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

        The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

        If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.



                                                       "LANDLORD"




Address    101 Lincoln Centre Dr.,         Lincoln Property Company N.C., Inc.
           Foster City, CA 94404


Dated   9/28/89                            By   /s/ Burch Boone
     -------------------------------         -------------------------------
                                             Burch Boone, Vice President



                                                       "TENANT"


          1100 LARKSPUR LANDING CIRCLE,
Address   SUITE 300                       SYNON, INC.,
       -----------------------------      -------------------------------
          LARKSPUR, CA  94939             an Illinois corporation


Date   9/18/89                            By /s/ Dennis G. Holligan
    --------------------------------        -------------------------------
                                            Dennis G. Holligan
                                            Chief Financial Officer


Date                                      By
    --------------------------------         -------------------------------


PREMISES:                                                       PLEASE INITIAL

                          Useable               Rentable
                         Square Feet           Square Feet
                         -----------           -----------
Suite 340                     4,813                5,391
Suite 315                     1,550                1,736
Suite 305                       595                  666
Suite 325                     1,569                1,757
Suite 301                       294                  329
Corridor  (3rd fl.)             112                  125
Suite 200                     3,808                4,265
Suite 248                       326                  368
Suite 205                     1,515                1,697
Suite 225                     1,530                1,714
                             ------               ------
Total                        16,112               18,048
                             ======               ======

                        [EXHIBIT "A" SECOND FLOOR PLAN]

                         [EXHIBIT "A" THIRD FLOOR PLAN]

                            LEASE AMENDMENT AGREEMENT



This Amendment Agreement, made as of this date, May 10, 1991, by and between LINCOLN PROPERTY COMPANY, N.C., INC., as Manager and Agent for Owner, hereinafter referred to as Landlord, and SYNON, INC., an Illinois corporation, hereinafter referred to as Tenant.

WITNESSTH:

WHEREAS, the Tenant leased from Landlord, by Lease dated September 11, 1989, hereinafter referred to as the Lease, (the term "Lease" includes any amendments or modifications thereof) 19,656 usable square feet and 22,017 rentable square feet on the Second and Third Floors of that certain Building known as 1100 Larkspur Landing Circle, Suite 300, Larkspur, California.

WHEREAS, the Tenant leased from Landlord by Lease dated October 29, 1990, hereinafter referred to as the Month-to-Month Lease, 669 usable square feet and 749 rentable square feet on the Third Floor of that certain Building known as 1100 Larkspur Landing Circle, Suite 353, Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend the Lease dated September 11, 1989, to include the additional space of the Month-to-Month Lease dated October 29, 1990, and Landlord and Tenant agree that said Month-to-Month Lease is hereby terminated effective May 31, 1991.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

        1. ADDITIONAL SPACE. Landlord hereby leases unto said Tenant and said Tenant does hire and take from Landlord an additional area of 669 USABLE SQUARE FEET outlined in red on Exhibit A attached hereto, and 749 RENTABLE SQUARE FEET on the Third Floor of that certain Building known as 1100 Larkspur Landing Circle, Suite 353, Larkspur, California, for a total of 20,325 USABLE SQUARE FEET AND 22,766 RENTABLE SQUARE FEET.

        2. TERM FOR SUITE 353. Sixty-four (64) months, COMMENCING JUNE 1, 1991, AND ENDING SEPTEMBER 30, 1996.

        3. BASIC RENT. Tenant shall pay to Landlord for this additional space, ONE THOUSAND SIX HUNDRED TEN AND NO/100 DOLLARS ($1,610.00) per month, making the total monthly Basic Rent for Tenant FORTY-EIGHT THOUSAND NINE HUNDRED EIGHTY-SEVEN AND 76/100 DOLLARS ($48,987.76) until proper notice signed by the Landlord directing otherwise.

        4. ADDITIONAL RENT. Paragraph 7 of said Lease is hereby amended to increase Tenant's proportionate share of any increase in the Direct Costs to 29.14%.

        5. SECURITY DEPOSIT. Tenant has deposited with Landlord ONE THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($1,610.00) pursuant to that certain Month-to-Month Lease dated October 29, 1990, which shall be added to the existing Security Deposit of FORTY-FOUR THOUSAND SIX HUNDRED NINETY-SIX AND N0/100 DOLLARS ($44,696.00) which has been deposited with Landlord pursuant to that certain Lease dated September 11, 1989, for A TOTAL SECURITY DEPOSIT OF FORTY-SIX THOUSAND THREE HUNDRED SIX AND NO/100 DOLLARS ($46,306.00).

        6. CONSTRUCTION. Landlord to contribute FOUR THOUSAND NINE HUNDRED FORTY-THREE AND 71/100 DOLLARS ($4,943.71) towards Tenant Improvement Cost for work which Landlord and Tenant hereby acknowledge has been completed to Tenant's satisfaction.

All other terms and conditions of this Lease remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto subscribe their names as of the above date.


LINCOLN PROPERTY COMPANY, N.C., INC.,
as Manager and Agent for Owner


BY:   /s/ JOHN R. MILLER
  ------------------------------------------

    "LANDLORD"


SYNON,INC.,
an Illinois corporation

BY: /s/ DENNIS G. HOLLIGAN
  ------------------------------------------
    Dennis G. Holligan
    Chief Financial Officer

    "TENANT"

                         [EXHIBIT "A" THIRD FLOOR PLAN]

                            LEASE AMENDMENT AGREEMENT


This Amendment Agreement, made as of this date, December 26, 1989, by and between LINCOLN PROPERTY COMPANY, N.C., INC., as Manager and Agent for Owner, hereinafter referred to as Landlord, and SYNON, INC., an Illinois corporation, hereinafter referred to as Tenant.



WITNESSETH:

WHEREAS, the Tenant leased from Landlord, by Lease dated September 11, 1989, hereinafter referred to as the Lease, 16,112 USABLE SQUARE FEET AND 18,048 RENTABLE SQUARE FEET on the Second and Third Floors of that certain Building known as 1100 Larkspur Landing Circle, Suite 300 Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend this Lease to provide additional space.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

        1. SUITE 354. Landlord hereby leases unto said Tenant, and said Tenant does hire and take from said Landlord an additional area of 1,200 USEABLE SQUARE FEET outlined in red on Exhibit A attached hereto, and 1,344 RENTABLE SQUARE FEET on the Third Floor of that certain Building known as 1100 Larkspur Landing Circle, Suite 354, Larkspur, California for a period of eighty-one and one half (81 1/2) months COMMENCING DECEMBER 15, 1989 and ending September 30, 1996,

                SUITE 203. Landlord hereby leases unto said Tenant, and said Tenant does hire and take from said Landlord an additional area of 770 USEABLE SQUARE FEET outlined in red on Exhibit A attached hereto, and 862 RENTABLE SQUARE FEET on the Second Floor of that certain Building known as 1100 Larkspur Landing Circle, Suite 203, Larkspur, California for a period of eighty-one (81) months COMMENCING JANUARY 1, 1990 and ending September 30, 1996.

                SUITE 356. Landlord hereby leases unto said Tenant, and said Tenant does hire and take from said Landlord an additional area of 1,574 USEABLE SQUARE FEET outlined in red on Exhibit A attached hereto, and 1,763 RENTABLE SQUARE FEET on the Third Floor of that certain Building known as 1100 Larkspur Landing Circle, Suite 356, Larkspur, California for a period of eighty
                (80) months COMMENCING FEBRUARY 1, 1990 and ending September 30, 1996.

        2. BASIC RENT. Tenant shall pay to Landlord for the above additional spaces the following monthly Basic Rent commencing on the following dates:

                Suite              Basic Rent         Rent Commencement
                -----              ----------         -----------------
                Suite  354         $2,729.00          December 15, 1989
                Suite  203         $1,750.00          January   1, 1990
                Suite  356         $3,579.00          February  1, 1990

                The above Basic Rents shall be added to the current Basic Rent of THIRTY-SIX THOUSAND SIX HUNDRED THIRTY-EIGHT AND NO/100 DOLLARS ($36,638.00) as and when due until proper notice signed by the Landlord directing otherwise.

        3. ADDITIONAL RENT. Paragraph 7 of said Lease is hereby amended to increase Tenant's proportionate share of any increase in the Direct Costs to 28.18%.

        4. SECURITY DEPOSIT. Tenant shall deposit with Landlord the additional sum of EIGHT THOUSAND FIFTY-EIGHT AND NO/100 DOLLARS ($8,058,00) to be added to the existing Security Deposit of THIRTY-SIX THOUSAND SIX HUNDRED THIRTY-EIGHT AND NO/100 DOLLARS which been deposited with Landlord pursuant to that certain Lease dated September 11, 1989, for a total Security Deposit of $44,696.00.

        5. CONSTRUCTION. Landlord will contribute up to the sum of $39,690.00 towards tenant improvement costs.

All other terms and conditions of this Lease remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto subscribe their names as of the above date.




LINCOLN PROPERTY COMPANY, N.C., INC.,
as Manager and Agent for Owner


BY:   /s/ BURCH BOONE
   ------------------------------------------
    Burch Boone
    Vice President


    "LANDLORD"


SYNON,INC.,
an Illinois corporation


BY: /s/ DENNIS G. HOLLIGAN
   ------------------------------------------
    Dennis G. Holligan
    Chief Financial Officer

    "TENANT"

                        [EXHIBIT "A" SECOND FLOOR PLAN]

                         [EXHIBIT "A" THIRD FLOOR PLAN]

                         [EXHIBIT "A" SECOND FLOOR PLAN

                              LEASE AMENDMENT THREE
                                                       -

This Lease Amendment Three, made as of this date, April 19, 1996, by and between LINCOLN PROPERTY COMPANY N.C., INC., as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd., hereinafter referred to as Landlord, and SYNON,INC., an Illinois corporation, hereinafter referred to as Tenant.

WITNESSETH:

WHEREAS, the Tenant leased from Landlord, by Office Lease dated September 11, 1989, hereinafter referred to as the Lease,(the term "Lease" includes any amendments or modifications thereof) approximately 22,766 rentable square feet on the third and second floors of that certain Building known as 1100 LARKSPUR LANDING CIRCLE, Suites 340, 315, 305, 325, 301, 200, 248, 205, 225 354, 203,
356, and 353 Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend this Lease to provide an extended term ("Extended Term One").

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

        A. TERM: Paragraph 3, "Term" of said Lease is hereby extended for an additional term of twelve (12) months, ("Extended Term One"), commencing October 1, 1996 and ending September 30, 1997.

        B. BASIC RENT: Paragraph 5 "Basic Rent" of said Lease is hereby amended to reduce Tenant's Basic Rent from $55,147.17 to $51,223.50 per month, effective October 1, 1996.

All other terms and conditions of this Lease remain in full force and effect. If any inconsistencies in the terms and conditions arise between the Lease and Lease Amendment Three, the terms and conditions of Lease Amendment Three shall prevail.

IN WITNESS WHEREOF, the Parties hereto subscribe their names as of the above date.

LINCOLN PROPERTY COMPANY N.C., INC., as Manager and Agent for Lincoln Larkspur Office Three Associates Ltd.


By:  /s/ D. ALLEN PALMER
   ----------------------------------------
     D. Allen Palmer
Its: Vice President
   ----------------------------------------

     "LANDLORD"



SYNON, INC.
a Illinois corporation


By:  /s/ DENNIS G. HOLLIGAN
   ----------------------------------------
Its: DIRECTOR OF ADMINISTRATION
   ----------------------------------------

     "TENANT"

                              LEASE AMENDMENT FOUR



This Lease Amendment Four, made as of this date, March 28, 1997, by and between LINCOLN PROPERTY COMPANY N.C., INC., as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd., hereinafter referred to as Landlord, and SYNON, INC., an Illinois corporation, hereinafter referred to as Tenant.

WITNESSETH:

WHEREAS, the Tenant leased from Landlord, by Office Lease dated September 11, 1989, hereinafter referred to as the Lease, (the term "Lease" includes any amendments or modifications thereof) approximately 22,766 RENTABLE SQUARE FEET on the third and second floors of that certain Building known as 1100 LARKSPUR LANDING CIRCLE, Suites 340, 315, 305, 325, 301, 200, 248, 205, 225, 354, 203,
356, and 353 Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend this Lease to provide an extended term ("Extended Term Two").

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

        A. TERM: Paragraph 3, "Term" of said Lease is hereby extended for an additional term of thirty-six (36) months, ("Extended Term Two"), commencing October 1, 1997 and ending September 30, 2000.

        B. ADJUSTED BASIC RENT: Paragraph 6, "Adjusted Basic Rent" of said Lease is hereby amended to exclude an increase in the Adjusted Basic Rent for the year of 1997. Therefore, the next Adjustment to Basic Rent shall be January 1, 1998.

        C. ADDITIONAL RENT: Paragraph 7, "Additional Rent" of said Lease is hereby amended to change the "Base Year" from 1989 to 1997, effective January 1, 1997

        D. TENANT IMPROVEMENT: Landlord shall contribute up to $68,298.00, (22,766 sf x $3.00) towards Tenant Improvements which shall be mutually acceptable between Landlord and Tenant.

All other terms and conditions of this Lease remain in full force and effect. If any inconsistencies in the terms and conditions arise between the Lease and Lease Amendment Four, the terms and conditions of Lease Amendment Four shall prevail.

IN WITNESS WHEREOF, the Parties hereto subscribe their names as of the above date.

LINCOLN PROPERTY COMPANY N.C., INC.,
as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd.

By:  /s/ D. ALLEN PALMER
   ------------------------------------------
    D. Allen Palmer, Vice President

            "LANDLORD"


SYNON, INC.,
an Illinois corporation


By: /s/ DENNIS HOLLIGAN
   ----------------------------------------------
    Dennis Holligan,
    Director of Administration

                "TENANT"

                                 OFFICE LEASE #2








LANDLORD: LARKSPUR LANDING



TENANT: SYNON, INC.

                                TABLE OF CONTENTS

                                                                           Page
                                                                          ----
 1.   Terms and Definitions................................................1
 2.   Premises and Common Areas Leased.....................................2
 3.   Term.................................................................3
 4.   Possession...........................................................3
 5.   Annual Basic Rent....................................................3
 6.   Rental Adjustment....................................................3
 7.   Security Deposit.....................................................5
 8.   Use..................................................................5
 9.   Payments and Notices.................................................6
10.   Brokers..............................................................6
11.   Holding Over.........................................................6
12.   Taxes on Tenant's Property...........................................6
13.   Condition of Premises................................................7
14.   Alterations..........................................................7
15.   Repairs..............................................................9
16.   Liens................................................................9
17.   Entry by Land........................................................9
18.   Utilities and Services...............................................9
19.   Indemnification.....................................................10
20.   Damage to Tenant's Property.........................................10
21.   Insurance...........................................................10
22.   Damage or Destruction...............................................11
23.   Eminent Domain......................................................12
24.   Bankruptcy..........................................................12
25.   Defaults and Remedies...............................................12
26.   Assignment and Subletting...........................................13
27.   Quiet Enjoyment.....................................................14
28.   Subordination.......................................................14
29.   Estoppel Certificate................................................14
30.   Building Planning...................................................15
31.   Rules and Regulations...............................................15
32.   Conflict of Laws ...................................................15
33.   Successors and Assigns..............................................15
34.   Surrender of Premises...............................................15
35.   Professional Fees...................................................15
36.   Performance by Tenant...............................................15
37.   Mortgagee and Senior Lessor Protection..............................16
38.   Definition of Landlord..............................................16
39.   Waiver..............................................................16
40.   Identification of Tenant............................................16
41.   Parking and Transportation..........................................16
42.   Office And Communications Services..................................16
43.   Terms and Headings .................................................17
44.   Examination of Lease................................................17
45.   Time................................................................17
46.   Prior Agreement: Amendments.........................................17
47.   Separability........................................................17
48.   Recording.........................................................  17
49.   Limitation on Liability.............................................17
50.   Riders..............................................................17
51.   Signs...............................................................17
52.   Modification for Lender.............................................17
53.   Accord and Satisfaction.............................................17
54.   Financial Statements................................................17
55.   Tenant as Corporation...............................................17
56.   No Partnership or Joint Venture.....................................17
57.   Telecommunications/Intra-Building Network Cable.....................18

EXHIBITS

A.    Outline of Floor Plan of Premises..................................A-1
B.    Site Plan......................................................... B-1
C.    Work Letter Agreement..............................................C-1
D.    Sample Form of Notice of Lease Term Dates..........................D-1
E.    Sample Form of Tenant Estoppel Certificate.........................E-I
F.    Rules and Regulations .............................................F-I
G.    Standard for Utilities & Services .................................G-1
H.    Hazardous Waste....................................................H-1

                           STANDARD FORM OFFICE LEASE

THIS LEASE is made as of the 16th day of December, 1996, by and between Landlord and Tenant.

                                   WITNESSETH:


        1. Term and Definitions. For the purposes of this Lease, the following terms shall have the following definitions and meanings:

        (a)     Landlord: Lincoln Property Company N.C., Inc., as Manager and
                          Agent for Lincoln Larkspur Office Three Associates,
                          Ltd.

        (b)     Landlord's Address:                 Copy to:
                1100 Larkspur Landing Circle, Suite 155
                Larkspur, California 94939

        (c)     Tenant: Synon, Inc., an Illinois corporation

        (d)     Tenant's Address: (Prior to Commencement Date)
                1100 Larkspur Landing Circle, Suite 300
                Larkspur, CA  94939

                Tenant's Address: (After Commencement Date)
                Same as above

         (e)    Building Address: 1100 Larkspur Landing Circle,
                                  Larkspur, CA  94939

         (f)    Suite Number: 360

         (g)    Floor(s) upon which the Premises are located: 3rd

         (h) Premises: Those certain premises defined in Subparagraph 2(a) hereinbelow.

         (i) Site: The parcel of real property defined in Subparagraph 2(a) below.

         (j)    Approximate Rentable Square Feet: 2,811

         (k)    Term: Three Lease Years and -0- Months.

         (1) Building Standard Work: All the work to be done at Landlord's expense, (including the "Allowance" as described in Subparagraph 6 of the Work Letter Agreement) in the Premises pursuant to the provisions of the Work Letter Agreement described in Paragraph 2 below.

         (m) Building Nonstandard Work: All the work done in the Premises by Landlord pursuant to the provisions of the Work Letter Agreement other than the Building Standard Work.

         (n) Aggregate Improvements: The aggregate of the Building Standard Work and the Building Nonstandard Work.

         (o)    Estimated Commencement Date: January 1, 1997

         (p)    Commencement Date: January 1, 1997

         (q)    Annual Basic Rent: $75,897.00
                Monthly Basic Rent: $6,324.80

         (r)    Operating Expenses: /*. *Tenant's percentage share of 1997
                                         Operating Expenses

         (s)    Tenant's Percentage Share:  3.6%*

         (t)    Security Deposit: $6,044.00**   **Currently on hand with
                                                  Landlord pursuant to Lease
                                                  dated 9/28/90, and which
                                                  expired 10/31/96.

         (u)    Permitted Use: Office Use

         (v)    Brokers: N/A

         (w)    Landlord's Construction Representative:  N/A
                __________ Telephone: ___________________

         (x)    Tenant's Construction Representative:  N/A
                __________ Telephone: ___________________

         (y)    Parking: See Paragraph 41.

         (z) Riders: -0- through -0-, inclusive, which Riders are attached to this Lease and are incorporated herein by this reference.

         (aa) Lease Year: A period of twelve (12) consecutive months, the first such period commencing on the Commencement Date and consecutive periods beginning on each consecutive anniversary thereof.

         (bb) Exhibits; A through H inclusive, which Exhibits are attached to this Lease and are incorporated herein by this reference.


         2.     Premises and Common Areas Leased.

        (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises contained within the suite designated in Paragraph 1, outlined on the Floor Plan attached hereto and marked Exhibit "A" and incorporated herein by this reference in the building and parking facilities at the address designated in Subparagraph 1 (e) above (the "Building"), located on the parcel of real property (the "Site") outlined on the Site Plan attached hereto as "Exhibit "B", and incorporated herein by this reference, and improved or to be improved by Landlord with the Aggregate Improvements described in the Work Letter Agreement, a copy of which is attached hereto and marked Exhibit "C" and incorporated herein by this reference. By taking possession of the Premises Tenant accepts the Aggregate Improvements as completed or as substantially completed. In the latter case, Landlord shall provide Tenant with a list of incomplete and/or corrective items, which list shall be approved and acknowledged by Tenant within ten (10) days of receipt and which items Landlord shall complete and/or correct promptly thereafter.

        The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease in made upon the condition of such performance.

        (b) Tenant shall have the nonexclusive right to use in common with other tenants in the Building and subject to the Rules and Regulations referred to in Paragraph 31 below, the following areas ("Common Areas") appurtenant to the Premises:

                (i) The common entrances, lobbies, restrooms, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises;

                (ii) Parking areas (subject to the provisions of Paragraph 41 hereinbelow), loading and unloading areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas appurtenant to the Building.

        (c) Landlord reserves the right from time to time without unreasonable interference with Tenant's use.

                (i) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building;


                (ii) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways and, subject to Paragraph 41, parking spaces and parking areas;

                (iii) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available:

                (iv) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building, or any portion thereof;

                (v) To do and perform such other acts and make such other changes in, to or with respect to the Site, Common Areas and Building as Landlord may, in the exercise of sound business judgment. deem to be appropriate.

        3. Term. The Term of this Lease shall be for the period designated in Subparagraph 1(k) commencing on the Commencement Date, and ending on the expiration of such period, unless the term hereby demised shall be sooner terminated as hereinafter provided. The Commencement Date and the date upon which the term of this Lease shall end shall be determined in accordance with the provisions of Subparagraph 1(p) and said dates will be specified in Landlord's Notice of Lease Term Dates ("Notice"), in the form of Exhibit "D" which is attached hereto and is incorporated herein by this reference, and shall be served upon Tenant as provided in Paragraph 9, after Landlord delivers or tenders possession of the Premises to Tenant. The Notice shall be binding upon Tenant unless Tenant objects to the Notice in writing, served upon Landlord as provided for in Paragraph 9 hereof, within five (5) days of Tenant's receipt of the Notice.

        4. Possession. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant on the date above specified for the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom.

        5.      Annual Basic Rent.

                (a) Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the Annual Basic Rent designated in Subparagraph 1(q) (subject to adjustment as hereinafter provided) in twelve (12) equal monthly installments ("Monthly Basic Rent"), each in advance on the first day of each and every calendar month during said Term, except that the first month's rent shall be paid upon the execution hereof. In the event the term of this Lease commences or ends on a day other than the first day of a calendar month. then the rental for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such rental shall be paid at the commencement of such periods. In addition to said Annual Basic Rent, Tenant agrees to pay the amount of the rental adjustments as and when hereinafter provided in this Lease. Said Annual Basic Rent. additional rent, and rental adjustments shall be paid to Landlord, without any prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Subparagraph 1(b) or to such other person or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance, repairs, and parking shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced.

        See Page 19, "ADJUSTED BASIC RENT"

        6.      Rental Adjustment

        (a) For the purposes of this Subparagraph 6(a), the following terms are defined as follows:

                Tenant's Percentage Share. Tenant's Percentage Share shall mean that portion of the total rentable area of the Building leased by Tenant as set forth as percentage in Subparagraph 1(s) above.

                Operating Expenses Allowance. Operating Expenses Allowance shall mean that portion of Tenant's Percentage Share of the Operating Expenses which Landlord has included in the Annual Basic Rent and which amount is set forth in Subparagraph 1(r) above.

        0perating Expenses. Operating Expenses shall consist of all direct costs of operation and maintenance of the Building, the Common Areas and the Site as determined by standard accounting practices, calculated assuming the Building is fully occupied. including the following costs by way of illustration, but not limitation: real property taxes and assessments and any taxes or assessments hereafter imposed in lieu thereof; rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both); water and sewer charges; the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Premises reasonably deems necessary in connection with the operation of the Building; utilities; janitorial services; security; labor; parking expenses, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the
Premises: the cost (amortized over such reasonable period as Landlord shall determine together with interest at the maximum rate allowed by law on the unamortized balance) of (a) any capital improvements made to the Building by the Landlord after the first year of the term of the Lease that reduce other Operating Expenses, or made to the Building by Landlord after the date of the Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, or (b) replacement of any building equipment needed to operate the Building at the same quality levels as prior to the replacement; costs incurred in the management of the Building, if any (including supplies. wages and salaries of employees used in the management, operation and maintenance of the Building, and payroll taxes and similar governmental charges with respect thereto); on site Building management office rental; a management fee; air conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; repair and maintenance of the structural portions of the Building, including the plumbing, heating. ventilating, air conditioning and electrical systems installed or furnished by Landlord; and maintenance, costs and upkeep of all parking and common areas, rental of personal property used in maintenance; costs and expenses of gardening and landscaping, maintenance of signs (other than Tenant's signs); personal property taxes levied on or attributable to personal property used in connection with the entire Building, including the Common Areas; reasonable audit or verification fees; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves. Operating Expenses shall not include depreciation on the Building or equipment therein. Landlord's executive salaries, real estate brokers' commissions, interest expense on Building financing; amortization of cost of tenant improvements in the Building; ground rent; income and franchise taxes: dividends: and attorney's fees and expenses which are not related to the operation of the Building.

        As used herein, the term "real property taxes" shall included any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, including, but not limited to, the following:

        (i) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

        (ii) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment. tax, fee, levy or charge previously included within the definition of real estate tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 Election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments. taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

        (iii) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, City or Federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

        (iv) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises;

        (v) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system instituted within the geographic area of which the Building is a part; or

        (vi) reasonable legal and other professional fees, costs and disbursements incurred in connection with/proceedings to contest, determine or reduce real property taxes.

                Notwithstanding any provision of this Subparagraph 6(a) expressed or implied to the contrary "real property taxes" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

If Tenant's Percentage Share of the Operating Expenses estimated in the Estimate Statement exceeds the Operating Expenses Allowance then such excess amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with The regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be paid concurrently with the regular monthly rent payments for the balance of the calendar year and shall continue until the next calendar year's Estimate Statement is rendered. By the first day of June of each succeeding calendar year during the term of this Lease, Landlord shall endeavor to deliver to Tenant a statement ("Actual Statement") wherein Landlord shall state the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals a greater increase in Tenant's Percentage Sham of Operating Expenses than was estimated by Landlord in the Estimated Statement delivered as provided herein, then upon receipt of the Actual Statement from Landlord, Tenant shall pay a lump sum equal to said total increase over the Operating Expenses Allowance, less the total of the monthly installments of increases set forth on the Estimate Statement which were paid in the previous calendar year. If, in any calendar year, Tenant's Percentage Share of Opening Expenses is less than the preceding calendar year. then upon receipt of Landlord's Actual Statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited toward the next monthly rent falling due and the monthly installment of Tenant's Percentage Share or Operating Expenses to be paid pursuant to the then current Estimate Statement shall be adjusted to reflect such lower expenses for the most recent calendar year, or if this Lease has been terminated, such excess shall be credited against any amount which Tenant owes Landlord pursuant to this Lease and, to the extent all amounts which Tenant owes Landlord pursuant to this Lease have been paid, Landlord shall promptly pay such excess to Tenant. Any delay or failure by Landlord in delivering any estimate or statement pursuant to this Paragraph shall not constitute a waiver of its right to require an increase in rent nor shall it relieve Tenant of its obligations pursuant to this Paragraph, except that Tenant "Shall not be obligated to make any payments based on such estimate or statement until ten (10) days after receipt of such estimate or statement.

        (c) Even though the term has expired and Tenant has vacated the Premises; when the final determination is made of Tenant's Percentage Share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

        (d) Notwithstanding anything contained in this Paragraph 6, the rental payable by Tenant shall in no event be less than the rent specified in Paragraph 5 hereof.

        7. Security Deposit. Tenant has deposited with Landlord the Security Deposit designated in Subparagraph 1(t). Said deposit shall be held by Landlord assecurity for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent. Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds. and Tenant shall not be entitled to interest on such Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 5 and 6 hereof has been determined and paid in full. Should Landlord sell its interest in the Premises during the term hereof and if Landlord deposits with the purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit.

        8. Use. Tenant shall use the Premises for general office purposes and purposes incident thereto in compliance with Exhibit H, Hazardous Waste, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of any recorded covenants; conditions and restrictions affecting the Site or of any law or of the Certificate of Occupancy issued for the Building of which the Premises are a part, and shall upon five (5) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of any recorded covenants, conditions and restrictions affecting the Site or of any law or of said Certificate of Occupancy. Tenant may not offer shared tenant services, such as but not limited to telecommunications, data processing or word processing, to any unaffiliated tenant in the Building without Landlord's prior written consent, which consent may be withheld by Landlord at its sole and absolute discretion. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord as additional rent for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph S. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in, or upon the Premises and shall keep the Premises in first class repair and appearance. Tenant shall not place a load upon the Premises exceeding the average pounds of live load per square foot of floor area specified for the Building by Landlord's architect, with the partitions to be considered a part of the live load. Landlord reserves the right to prescribe the weight and position of all safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant as to eliminate such vibration or noise. Tenant shall be responsible for all structural engineering required to determine structural load. Tenant shall fasten all files, bookcases and like furnishings to walls in a manner to prevent tipping over in the event of earth movements. Landlord shall not be responsible for any damage or liability for such events.

        9. Payments and Notices. Payments will be by check, only, unless Tenant is in default, as per Paragraph 25. All rents and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord by check. cashier's check, or cash, at Landlord's option, at the address designated by Landlord in Subparagraph 1 (b) above or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building or to Landlord at both of the addresses designated in Subparagraph 1(b). Either party may by written notice to the other specify a different address for notice purposes except that Landlord may in any event use the Premises as Tenant's address for notice purposes. If more than one person or entity constitutes the "Tenant" under this Lease, service of any notice upon any one of said persons or entities shall be deemed as service upon all of said persons or entities.

        10. Brokers. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Subparagraph 1(v), and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefor. As part of the consideration for the granting of this Lease, Tenant represents and warrants to Landlord that to Tenant's knowledge no other broker, agent or finder negotiated or was instrumental in negotiating or consummating this Lease and that Tenant knows of no other real estate broker, agent or finder who is, or might be, entitled to a commission or compensation in connection with this Lease. Any broker, agent or finder of Tenant whom Tenant has failed to disclose herein shall be paid by Tenant. Tenant shall hold Landlord harmless from all damages and indemnify Landlord for all said damages paid or incurred by Landlord resulting from any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein.

        11. Holding Over. If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to (150%) of the Annual Basic Rent which would be applicable to the Premises upon the date of such expiration (subject to adjustment as provided in Paragraph 6 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder of result in a renewal. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

        12.     Taxes on Tenant's Property.


        (a) Tenant shall be liable for and shall pay at least ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event. at Tenant's sole cost and expense, Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest. any amount so recovered to belong to Tenant.

        (b) If the Aggregate Improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Aggregate Improvements conforming to Landlord's "Building Standard" in other space in the Building are assessed, then the real property taxes and assessment levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Subparagraph 12(a), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Aggregate Improvements are assessed at a higher valuation than Landlord's "Building Standard," such records shall be binding on both Landlord and Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

        13. Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition, however, occupancy and rent commencement will not interfere with Landlord's obligation to complete Tenant Improvements. Without limiting the foregoing, Tenant's execution of the Notice attached hereto as Exhibit "D" shall constitute a specific acknowledgment and acceptance of the various start-up inconveniences that may be associated with the use of the Building Common Areas such as certain construction obstacles including scaffolding, delays in the use of freight elevator service, certain elevators not being available to Tenant, the passage of work crews using elevators, uneven air conditioning service, and other typical conditions incident to recently constructed office buildings. Further, Tenant's execution of said Notice shall constitute an acknowledgment, in light of the practical impossibility of ensuring that every floor slab has been installed with absolutely no deflection, that all wood floor coverings, wood paneling, and similar interior Aggregate Improvements have been and/or will be designed to accommodate the actual floor slab deflection unique to each particular area of the Premises to be so improved.

        14.     Alterations.

        (a) Tenant may, at any time and from time to time during the term of this Lease, at its sole cost and expense, make alterations, additions, installations, substitutions, improvements and decorations (hereinafter collectively called "Changes") in and to the Premises, excluding structural changes, on the following conditions, and providing such Changes will not result in a violation of or require a change in the Certificate of Occupancy applicable to the Premises:

                (i) The outside appearance, character or use of the Building shall not be affected, and no Changes shall weaken or impair the structural strength or, in the opinion of Landlord, lessen the value of the Building or create the potential for unusual expenses to be incurred upon the removal of Changes and the restoration of the Premises upon the termination of this Lease.

                (ii) No part of the Building outside of the Premises shall be physically affected.

                (iii) The proper functioning of any of the mechanical, electrical, sanitary and other service systems or installations of the Building ("Service Facilities") shall not be adversely affected and there shall be no construction which might interfere with Landlord's free access to the Service Facilities or interfere with the moving of Landlord's equipment to or from the enclosures containing the Service Facilities.

                (iv) In performing the work involved in making such Changes, Tenant shall be bound by and observe all of the conditions and covenants contained in this Paragraph.

                (v) All work shall be done at such times and in such manner as Landlord from time to time may designate.

                (vi) Tenant shall not be permitted to install and make part of the Premises any materials, fixtures or articles which are subject to liens, conditional sales contracts or chattel mortgages.

                (vii) At the date upon which the term of this Lease shall end, or the date of any earlier termination of this Lease, Tenant shall on Landlord's written request restore the Premises to their condition prior to the making of any Changes permitted by this Paragraph, reasonable wear and tear excepted.

        (b) Before proceeding with any Change (exclusive of changes to items constituting Tenant's personal property), Tenant shall submit to Landlord plans and specifications for the work to be done, which shall require Landlord's written approval. Landlord shall then prepare or cause to be prepared, at Tenant's expense, mechanical, electrical and plumbing drawings and may confer with consultants in connection with the preparation of such drawings and may also submit to such consultant(s) any of the plans prepared by Tenant. If Landlord or such consultant(s) shall disapprove of any of the Tenant's plans Tenant shall be advised of the reasons of such disapproval. In any event, Tenant agrees to pay to Landlord, as additional rent, the cost of such consultation and review immediately upon receipt of invoices either from Landlord or such consultant(s). Any Change for which approval has been received shall be performed strictly in accordance with the approved plans and specifications, and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord.

        (c) If the proposed Change requires approval by or notice to the lessor of a superior lease or the holder of a mortgage, no Change shall be proceeded with until such approval has been received, or such notice has been given, as the case may be, and all applicable conditions and provisions of said superior lease or mortgage with respect to the proposed Change or alteration have been met or complied with at Tenant's expense; and Landlord, if it approves the Change, will request such approval or give such notice, as the case may be.

        (d) After Landlord's written approval has been sent to Tenant and the approval by or notice to the lessor of a superior lease or the holder of a superior mortgage has been received or given, as the case may be, Tenant shall enter into an agreement for the performance of the work to be done pursuant to this Paragraph with Landlord's contractor. In any event, Tenant agrees to pay to Landlord, at Landlord's option, in advance of construction based upon Landlord's cost estimates, or as additional rent, the cost of such construction immediately upon receipt from Landlord of invoices from time to time during the course of such construction. All costs and expenses incurred in Changes shall be paid by Tenant within seven (7) days after each billing by Landlord or any such contractor or contractors. If Landlord approves the construction of specific interior improvements in the Premises by contractors or mechanics selected by Tenant and approved by Landlord, then Tenant's contractors shall obtain on behalf of Tenant and at Tenant's sole cost and expense, (i) all necessary governmental permits and certificates for the commencement and prosecution of Tenant's Changes and for final approval thereof upon completion, and (ii) a completion and lien indemnity bond, or other surety, satisfactory to Landlord, for the Changes. In the event Tenant shall request any changes in the work to be performed after the submission of the plans referred to in this Paragraph 14, such additional changes shall be subject to the same approvals and notices as the changes initially submitted by Tenant.

        (e) Tenant shall pay to Landlord for Landlord's services in the event Landlord performs as a general contractor in connection with the work performed pursuant to this Paragraph 14, a fee equal to seven percent (7%) of the total cost of the changes, and Landlord's reasonable overhead related thereto.

        (f) All Changes and the performance thereof shall at all times comply with (i) all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental authorities, agencies, offices, departments, bureaus and boards having jurisdiction thereof, (ii) all rules, orders, directions, regulations and requirements of the Pacific Fire Rating Bureau, or of any similar insurance body or bodies, and (iii) all rules and regulations of Landlord, and Tenant shall cause Changes to be performed in compliance therewith and in good and first class workmanlike manner, using materials and equipment at least equal in quality and class to the original installations of the Building. Changes shall be performed in such manner as not to interfere with the occupancy of any other tenant in the Building nor delay or impose any additional expense upon Landlord in construction, maintenance or operation of the Building, and shall be performed by Contractors or mechanics approved by Landlord and submitted to Tenant pursuant to this Paragraph, who shall coordinate their work in cooperation with any other work being performed with respect to the Building. Throughout the performance of Changes, Tenant at its expense, shall carry, or cause to be carried, workmen's compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Building, of which Landlord and its managing agent shall be named as parties insured, in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord all in compliance with Subparagraph 21 (b).

        (g) Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, panelling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may by written notice to Tenant, given at least thirty (30) days prior to the end of the term, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair any damage to the Premises arising from such removal or, at Landlord's option, shall pay to the Landlord all of Landlord's costs of such removal and repair.

        (h) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

        (i) Subject to Landlord's agreement to minimize any disturbance of Tenant's use of the Premises, Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Site or the Building (including the Premises if required so to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and stairways thereof, to change the name by which the Building is commonly known except as controlled by the signage provision, Rider #5, between Landlord and Tenant in that Lease dated April 22, 1991, as Landlord my deem necessary or desirable. Nothing contained in this Paragraph 14 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority and nothing contained in this Paragraph 14, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision of repair of the Building or any part thereof other than as otherwise provided in this Lease.

        15.     Repairs.

        (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair, however, occupancy and rent commencement will not interfere with Landlord's obligation to complete Tenant Improvements. Tenant shall, when and if needed or whenever requested by Landlord to do so, at Tenant's sole cost and expense, maintain and make all repairs to the Premises and every part thereof, to keep, maintain and preserve the Premises in first class condition, excepting ordinary wear and tear. Any such maintenance and repairs shall be performed by Landlord's contractor, or a Landlord's approved contractor or contractors. All costs and expenses incurred in such maintenance and repair shall be paid by Tenant within seven (7) days after billing by Landlord or such contractor or contractors. Tenant shall upon the expiration or sooner termination of the term hereof surrender the Premises to Landlord in the same condition as when received, reasonable wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

        (b) Anything contained in Subparagraph 15 a above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 22 hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect. Notwithstanding anything to the contrary contained in Subparagraphs (a) and (b) of this Paragraph 15, Tenant shall maintain and repair at its sole cost and expense, and with maintenance contractors approved by Landlord, all non-base building facilities, including lavatory, shower, toilet, washbasin and kitchen facilities and heating and air conditioning systems, including all plumbing connected to said facilities or systems installed by Tenant or on behalf of Tenant or existing in the Premises at the time of delivery of possession of the Premises to Tenant by Landlord. The provisions of the immediately preceding sentence shall not apply to the basic heating and air conditioning system provided by Landlord to all tenants of the Building.

        16. Liens. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the real property of which the Premises form a part nor against the Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the data of such payment by Landlord.

        17. Entry by Landlord. Subject to Landlord's agreement to minimize any disturbance of Tenant's use of the Premises by exercise of the following rights, Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or, during the last six (6) months of the term of this Lease, to prospective tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of any eviction of Tenant and without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord. Landlord shall attempt in the exercise of its rights under this Paragraph 17 to minimize any disturbance of Tenant's use and possession of the Premises and to provide as much notice to Tenant as may be reasonably possible prior to any such exercise of Landlord's rights under this Paragraph 17.

        18. Utilities and Services. Provided that Tenant is not in default hereunder, Landlord agrees, during the Lease term, to furnish to the Premises as part of the Operating Expenses during those hours set forth in the Rules and Regulations as defined in Paragraph 31 hereof, as may be amended in writing by Landlord from time to time during the term of this Lease and delivered to Tenant, reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, janitorial service (including washing of windows with reasonable frequency as determined by Landlord) and elevator service by non-attended automatic elevators. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or for any other causes. If Tenant requires or utilizes more water or electric power than is considered reasonable or normal by

Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage. In addition, Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant thereafter shall pay all charges of the utility providing service. Tenant specifically undertakes to install and maintain at Tenant's cost such fire protection equipment including, without limitation, emergency lighting as required by any governmental authority or insurer, and if so required, Tenant shall appoint one of Tenant's personnel to coordinate with the fire protection facilities and personnel of Landlord. Any incandescent light bulbs used in the Premises shall be paid for the Tenant. Upon Tenant's request, Landlord's personnel shall install incandescent light bulbs or other Building Nonstandard bulbs in the Premises. Tenant agrees to pay Landlord upon demand Landlord's cost for all such incandescent light bulbs installed or other Building Nonstandard improvements including but not limited to metallic trim, wood floor covering, glass panels, windows, partitions, kitchens and executive washrooms in the Premises. Landlord shall not be responsible in any manner for said maintenance, cleaning and repair.

        19. Indemnification. To the fullest extent permitted by law Tenant hereby agrees to defend, indemnify and hold Landlord harmless against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant, its agents, contractors, employees or invitees in or about the Premises or elsewhere, and hereby agrees to further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act, neglect, fault or omission of Tenant, or of its agents, employees or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about the Premises for such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord hereby agrees to defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all its claims in respect thereof against Landlord.

        20. Damage to Tenant's Property. Notwithstanding the provisions of Paragraph 19 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steams, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other patent or latent cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment located therein.

        21.     Insurance.

        (a) During the term hereof, Tenant, at its sole expense, shall obtain and keep in force the following insurance:

                (i) All Risk insurance upon property owned by Tenant and located in the Building or for which Tenant is legally liable. Aggregate Improvements (other than "Building Standard Work" as described in Subparagraph 1(1) hereof), and alterations, in an amount not less than ninety percent (90%) of the full replacement cost thereof. All such insurance policies shall name Tenant and Landlord as named insured thereunder and, at Landlord's request, shall name Landlord's mortgagees (and, if applicable, ground or primary lessors) as loss payees thereunder, all as their respective interests may appear. Landlord will not be required to carry insurance of any kind on any "Building Non-Standard Work", as described in Subparagraph 1(m) hereof, on Tenant's furniture or furnishings, or on any of Tenant's fixtures, equipment, improvements, or appurtenances under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same.

                (ii) Comprehensive general liability insurance coverage, including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, and products and completed operations liability, in limits not less than $2,000,000 inclusive. All such insurance policies shall name Tenant as named insured thereunder and shall name Landlord and landlord's mortgagees (and, if applicable, ground or primary lessors) as additional insured thereunder, all as their respective interests may appear.

                (iii) Workers' Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement, in form and amount satisfactory to Landlord.

                (iv)    [COPY DELETED]

                (v) Liquor liability insurance coverage in limits of not less than Five hundred Thousand Dollars ($5000,000) if at any time during the term or on any occurrence hereof of any alcoholic beverages of any nature are served on the Premises.

                (vi) Any other form or forms of insurance as Tenant, Landlord, or Landlord's mortgagees or ground or primary lessors may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent tenant of a comparable size and in a comparable business would protect itself.

        (b) All policies shall be issued by insurers that are acceptable to Landlord and in form satisfactory from time to time to Landlord. Tenant will deliver certificates of insurance to Landlord as soon as practicable after the placing of the required insurance, but not later than ten (10) days prior to the date Tenant takes possession of all or any pan of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and Landlord's mortgagee (and, if applicable, ground or primary lessors) in writing, not less than thirty (30) days before any material change, reduction in coverage, cancellation, or other termination thereof. Ten (10) days prior to the expiration of any insurance policy, Tenant will provide Landlord with a Certificate of Insurance extending the term of the original policy or a certified copy of a new policy extending the required coverage.

        (c) During the Term, Landlord shall insure the Building and the Building Standard Work (excluding any property which Tenant is obligated to insure under Subparagraph 21(a) hereof) against damage with All Risk insurance and public liability insurance, all in such amounts and with such deductions as Landlord considers appropriate, Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Landlord's mortgagees may determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

        (d) Tenant will not keep, use, sell, or offer for sale in, or on, the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building and the Building Standard Work. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

        (e) If any of Landlord's insurance policies shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or sub-tenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within 48 hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable, or elects not, to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Subparagraph 21(e), if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to remedy such default.

        (f) All policies covering real or personal property which either party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable without unreasonable cost. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver of subrogation clause or endorsement, to the extent of the injury or loss covered thereby.

        22.     Damage or Destruction.

        (a) In the event the Building and/or the Building Standard Work or any insured alterations are damaged by fire or other perils covered by Landlord's extended coverage insurance to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building and/or the Building Standard Work and any insured alterations may be repaired, reconstructed or restored within a period of ninety
(90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect. If such work or repair, reconstruction and restoration is such as to require a period longer than ninety (90) days or exceeds twenty-five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord either may elect to so repair, reconstruct or restore the Building and/or Building Standard Work and any insured alterations and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore the Building and/or Building Standard Work and any insured alterations and the Lease shall in such event terminate. Under any of the conditions of this Subparagraph 22(a), Landlord shall give written notice to Tenant of its intention within thirty (30) days from the date of such event of damage or destruction. In the event Landlord elects not to restore said Building and/or Building Standard Work and any insured alterations, this Lease shall be deemed to have terminated as of the date of such partial destruction.

        (b) Upon any termination of this lease under any of the provisions of this Paragraph 22, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

        (c) In the event of repair, reconstruction and restoration by Landlord as herein provided, the rent provided to be paid under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience, annoyance or loss of business occasioned by such damage, repairs reconstruction or restoration.

        (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 22. Notwithstanding anything to the contrary contained in this Paragraph 22, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said year.

        (e) In the event that damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

        (f) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense or which were insured by either party and the proceeds of such insurance have been received by Landlord, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

        (g) Notwithstanding anything to the contrary contained in this Paragraph 22, Landlord shall not have any obligations whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 22 occurs during the last twelve (12) months of the term of this Lease or any extension hereof.

        (h) The provisions of California Civil Code 1932, Subsection 2, and 1933, Subsection 4, are hereby waived by Tenant.

        23.     Eminent Domain.


        (a) In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and landlord at his option may terminate this Lease. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any award separately made to Tenant for the taking of personal property and trade fixtures belonging to Tenant or for moving costs incurred by Tenant in relocating Tenant's business.

        (b) In the event of taking of the Premises or my part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 15 with respect to surrender of the Premises and upon such payment shall be excused from such obligations. For purpose of this Subparagraph 23(b), a temporary taking shall be defined as a taking for a period of 270 days or less.

        24. Bankruptcy. If Tenant shall file a petition in bankruptcy under any Chapter of federal bankruptcy law as then in effect, or if Tenant be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty (30) days from the date thereof, or if a receiver or trustee be appointed of Tenant's property and the order appointing such receiver or trustee not be set aside or vacated within thirty (30) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall otherwise by operation of law pass to any person or persons other than Tenant, then and in any such event Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord, forthwith terminate this Lease. Notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall upon such termination be entitled to recover damages in the amount provided in Subparagraph 25(b) below and neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall forthwith quit and surrender the Premises to Landlord. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph 24.

        25.     Defaults and Remedies.

        (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

                (i) The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to included, but is not limited, to, any absence by Tenant from the Premises for five (5) days or longer while in default of any provision of this Lease.

                (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due.

                (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 25(a)(i) or (ii) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure 1161; provided, further, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten-day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord.

                (iv) (1)The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the cast of a petition filed against Tenant, the same is dismissed within thirty (30 days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

        (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this lease then Landlord may recover from Tenant:

                (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

        As used in Subparagraphs 25(b)(i) and (ii) above the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in Subparagraph 25(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

        (c) In the event of any such default by Tenant, Landlord shall also have the right. with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant for such period of time as may be required by applicable law after which time Landlord may dispose of such property in accordance with applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 25(c) shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

        (d) All rights, options' and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

        26. Assignment and Subletting. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. For purposes hereof, in the event Tenant is a partnership, a withdrawal or change of partners, or change of ownership of partners, owning more than a fifty percent (50%) interest in the partnership, or if Tenant is a corporation, any transfer of fifty percent (50%) of its stock, shall constitute a voluntary assignment and shall be subject to these provisions. No consent to any assignment. encumbrance, or sublease shall constitute a further waiver of the provisions of this Paragraph. Tenant shall notify Landlord in writing of Tenant's intent to assign encumber, or sublease this lease, the name of the proposed assignee or sublessee information concerning the financial responsibility of the proposed assignee or sublessee and the terms of the proposed assignment or subletting, and Landlord shall, within thirty (30) days of receipt of such written notice, and additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following:

        (a)     Consent to such proposed assignment, encumbrance or sublease;

        (b) Refuse such consent, which refusal shall be on reasonable grounds;

        (c) Elect to terminate this Lease, or in the cast of a partial sublease, terminate this Lease as to the portion of the Premises proposed to be sublet.

Without limiting Landlord's grounds for disapproval, Landlord's disapproval shall be deemed reasonable if it is based on Landlord's analysis of (a) the proposed assignee's or sublessee's credit. character and business or professional standing, (b) whether the assignee's or sublessee's use and occupancy of the Premises will be consistent with Subparagraph 1(u) and Paragraph 8 of this Lease and whether assignee's proposed intensity of use is consistent with that shown by Tenant, (c) whether the proposed assignee or sublessee is a then existing or prospective tenant of the Building, as a condition for granting its consent to any assignment, encumbrance or sublease. Landlord may require that the rent payable by such assignee or sublessee is at the then current published rental rates for the Premises or comparable Premises in the Building, but not less than the then current Annual Basic Rent under this Lease and may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. In the event that Landlord shall consent to any assignment or sublease under the provisions of this Paragraph 26, Tenant shall pay Landlord's processing costs and attorneys' lees incurred in giving such consent. If for any proposed assignment or sublease Tenant receives rent or other consideration either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion after appropriate adjustments to assure that all other payments called for hereunder are taken into account Tenant shall pay to Landlord as additional rent hereunder all of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease. Occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting. If Tenant requests Landlord's consent to any assignment of this Lease or any subletting of all or a portion of the Premises, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this Paragraph 26 to terminate this Lease effective as of the date Tenant proposes to assign this Lease or sublet all or a portion of the Premises. Landlord's right to terminate this lease as to all or a portion of the Premises on assignment or subletting shall not terminate as a result of Landlord's consent to the assignment of this Lease or the subletting of all or a portion of the Premises, or Landlord's failure to exercise this right with respect to any assignment or subletting.

        27. Quiet Enjoyment. Landlord convenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions aforesaid on Tenant's part to be observed and performed under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

        28. Subordination. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to the Building, this least shall be subject and subordinate at all times to; (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Nothwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, if requested by the ground lessor, mortgagee or beneficiary, as applicable, attorn to and become the Tenant of the successor in interest to Landlord and in such event Tenant's right to possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and all other amounts required to be Paid to Landlord pursuant to the terms hereof and observe and perform all of the provisions of this Lease, unless the Lease is otherwise terminated pursuant to its terms. Tenant covenants and agrees to execute and deliver upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Should Tenant fail to sign and return any such documents within ten (10) business days of receipt, Tenant shall be in default. and Landlord may, at Landlord's option, terminate this Lease provided written notice of such termination is received by Tenant prior to Landlord's receipt of such documents.

        29.     Estoppel Certificate.

        (a) Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit 'E" attached hereto certifying; (i) the Commencement Date of this Lease, (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (iii) the date to which the rental and other sums payable under this Lease have been paid; (iv) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 29 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

        (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) mouth's rent has been paid in advance, except as provided in Paragraph 36 hereof. Tenant's failure to deliver said statement to Landlord within ten
(10) working days of receipt shall constitute a default under this Lease, and Landlord may, at Landlord's option, terminate the Lease provided written notice of such termination is received by Tenant prior to Landlord's receipt of said statement.

        30. Building Planning. In the event Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other comparable space in the Building of which the Premises forms a part, at Landlord's sole cost and expense, including all of Tenant's moving expenses, telephone installation and stationery reprinting charges, and the terms and conditions of the original Lease shall remain in full force and effect save and excepting that a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space and Paragraph I of this Lease shall be amended to include and state all correct data as to the new space.

        31. Rules and Regulations. Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked Exhibit "F" and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant of the Building of any of said Rules and Regulations.

        32. Conflict of Laws. This Lease shall be governed by and construed pursuant to the laws of the State of California.

        33. Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representative, successors and assigns.

        34. Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies. Upon the expiration or termination of this Lease, Tenant shall peaceably surrender the Premises and all alterations and additions thereto broom-clean. in good order, repair and condition, reasonable wear and tear excepted, and shall comply with the provisions of Subparagraphs 14(g) and 14(h). The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

        35.     Professional Fees.

        (a) In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or should either party bring suit against the other with respect to matters arising from or growing out of this Lease, then all costs and expenses, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees, incurred by the prevailing part therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

        (b) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraiser's, accountants' and attorneys' fees.

        36. Performance by Tenant. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. Tenant acknowledges that the late payment by Tenant to Landlord of any sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises or the Building of which the Premises are a part. Therefore if any monthly installment of Annual Basic Rent is not received by Landlord by the date when due, or if Tenant fails to pay any other sum of money due hereunder and such failure continues for ten (10) days after notice thereof by Landlord, Tenant shall pay to Landlord, as additional rent, the sum of five percent (5 %) of the overdue amount as a late charge. Such overdue amount shall also bear interest, as additional rent, at the maximum rate permissible by law calculated, appropriate, from the date either (a) the monthly installment of Annual Basic Rent is due, or
(b) of receipt of said notice, until the date of payment to Landlord. Landlord's acceptance of any late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or any law now or hereafter in effect. Further, in the event such late charge is imposed by Landlord for two (2) consecutive months for whatever reason, Landlord shall have the option to require that, beginning with the first payment of rent due following the imposition of the second consecutive late charge, rent shall no longer be Paid in monthly installments but shall be payable three (3) months in advance.

        37. Mortgagee and Senior Lessor Protection. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless (a) Tenant has given notice by registered or certified mail to any beneficiary of a dead of trust or mortgage covering the Premises and to the Lessor under any master or ground lease covering the Building, the Site or any interest therein whose identity and address shall have been furnished to Tenant, and (b) Tenant offers such beneficiary, mortgagee or Lessor a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or of judicial foreclosure, if such should prove necessary to effect a cure.

        38. Definition of Landlord. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of the Site or master lease of the Building. In the event of any transfer, assignment or other conveyance or transfer of any such title or interest, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or interest shall be deemed to have agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises, Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

        39. Waiver. The failure of Landlord to seek redress for violation of, or to insist upon strict performance of, any term, covenant or condition of this Lease or the Rules and Regulations attached hereto as Exhibit "F", shall not be deemed a waiver of such violation or prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant of the Building be deemed a waiver of any such Rule or Regulation, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

        40. Identification of Tenant. Unless the provisions of Paragraph 55 herein below are applicable to this Lease, then if more thin one person executes this Lease as Tenant, (a) each of them is jointly and severally liable for the keeping observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (b) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy or this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

        41. Parking. The use by Tenant, its employees and invitees, of the parking facilities of the Building shall be on the terms and conditions set forth in Exhibit F attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established.

        42.     [DELETED]

        43. Terms and Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. If there be more than one Tenant, i.e., if two or more persons or entities are jointly referred to in this Lease as "Tenant," the obligations hereunder imposed upon Tenant shall be joint and several. The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        44. Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

        45. Time. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

        46. Prior Agreement: Amendments. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not incorporated herein.

        47. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

        48. Recording. Neither Landlord nor Tenant shall record this Lease nor a short memorandum thereof without the consent of the other and if such recording occurs, it shall be at the sole cost and expense of the party requesting the recording, including any documentary transfer taxes or other expenses related to such recordation.

        49. Limitation on Liability. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that in the event of any actual or alleged failure, breach or default hereunder by Landlord, the sole and exclusive remedy shall be against Landlord's interest in the Building.

        50. Riders. Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

        51. Signs. Tenant shall not place any sign upon the Premises or the Building without Landlord's prior written consent, except as specifically stated in the signage provision, Rider #5, between Landlord and Tenant in that Lease dated April 22, 1991.

        52. Modification of Lender. If in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

        53. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lessor amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this lease or imposed by any statute or at common law.

        54. Financial Statements. At any time within reason during the term of this Lease, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

        55. Tenant as Corporation. If Tenant executes this lease as a corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the By-Laws of Tenant and that this lease is binding upon Tenant in accordance with its terms.

        56. No Partnership or Joint Venture. Nothing in this Lease shall be deemed to constitute Landlord and Tenant as partners or joint venturers. It is the express intent of the parties hereto that their relationship with regard to this Lease be and remain that of landlord and tenant.

57.     Telecommunications/Intra-Building Network Cable.

        (a) Subject to the exclusions hereafter set forth, the intra-building network cable ("INC") shall mean, collectively, all telephone wiring in the Building that begins at the terminal block closest to where the telephone company facilities enter the Building. The INC shall exclude the following wiring: (1) the wiring extending from the central distribution panel of the Building to the outlet at the Premises to the extent such wiring is used exclusively to service the Premises and (2) the wiring extending from such outlet to the various installations in the Premises.

        (b) Upon discovering or suspecting a defect, deficiency or malfunctioning in any telecommunication service or services in the Building, Tenant shall give to Landlord prompt notice of any such known or suspected defect, deficiency or malfunctioning so as to enable Landlord to remedy the problem and restore full service or remove the risk of an interruption of or breakdown in service. Under no circumstances, shall Tenant take or cause to be taken any remedial action or measures or otherwise resort to "self-help", for the purpose of restoring such telecommunication service or services; instead, Tenant shall rely upon Landlord taking all necessary action or measures, following receipt of notice from Tenant. Tenant further agrees that, notwithstanding any provision of this Lease to the contrary, it will not do any of the following: (i) use any electrical or electronic devices or equipment unless the same complies with Rule 15 of the Federal Communications Commission Rules or (ii) connect or attach any device with or to the INC without, first,
(A) having given advance notice thereof to Landlord, describing in sufficient detail the action proposed to be taken by Tenant and (B) having received, prior to taking such action, Landlord's written approval thereof.

        (c) Without limiting the generality of Subparagraph 19(a), Tenant shall indemnify and hold Landlord harmless, and shall, at its sole cost and expense, defend Landlord from and against any and all claims, liability, loss, damages, costs and expenses, including reasonable attorneys' fees, arising out of or in any way connected with (i) any repairs, modifications or additions of or to the INC made, in violation of the provisions of this Lease, by Tenant, its agents, employees or business invitees or (ii) any damage to the INC or interference with the telecommunications services in the Building caused by the acts or omissions of Tenant, its agents, employees or business invitees; further, the costs and expenses referred to in the foregoing provisions of this Subparagraph (c) shall, in addition to the cost of correcting any such repairs, modifications or additions to or of the INC, any such damage to the INC or any such interference with telecommunication services, include the cost to the Landlord of handling and disposing of claims or complaints of other tenants in the Building whose telecommunications service was interrupted or otherwise affected by the conduct or actions of Tenant, its agents, employees or business invitees. The provisions of this Subparagraph 60(c) shall survive the expiration of the Term of this Lease or earlier termination of this Lease pursuant to its terms.

IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

LANDLORD:                                       ADDRESS:

LINCOLN PROPERTY COMPANY N.C., INC.             LARKSPUR LANDING OFFICE
As Manager and Agent for                        1100 Larkspur Landing Circle
Lincoln Larkspur Office Three Associates, Ltd.  Larkspur, California 94939


By:  /s/ D. ALLEN PALMER                        Dated: 12-27-96
   -------------------------------------------         ----------------------
     D. Allen Palmer
     Vice President

TENANT:                                         ADDRESS:

     Synon, Inc.                                1100 Larkspur Landing Circle
     -----------------------------------------  -----------------------------
     a Illinois corporation
                                                Suite 300
                                                -----------------------------

                                                Larkspur, CA 94939
                                                -----------------------------

By:  /s/ DENNIS HOLLIGAN                        Dated: 12/19/96
    ------------------------------------------  -----------------------------
         Dennis Holligan
Its:     Director of Administration
    ------------------------------------------

By:                                             Dated:
    ------------------------------------------        ----------------------

Its:
     -----------------------------------------



Continued from Page 3, "Rent Escalation":

         ADJUSTED BASIC RENT. Each year during the term of this Lease other than the Base Year, the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, shall be adjusted for the ensuing twelve (12) months by the use of the Consumer Price Index (All Urban Consumers component) for the San Francisco-Oakland Area (1982 - 1984 - 100) published by the Bureau of Labor Statistics of the U. S. Department of Labor. The Basic Rent will be increased by the percentage increase, if any, between the latest index published just prior to the commencement of the Lease Term and the comparable latest index published just prior to January of the following year to arrive at the Adjusted Basic Rent. Each year thereafter, the Adjusted Basic Rent will be increased by the percentage increase, if any, between the index published just prior to January of the subsequent year and the comparable latest index published just prior to January of the preceding year.

         In case the U.S. Department of Labor shall discontinue the computation and publication of said Consumer Price Index or the publication thereof should be delayed so as to prevent its use hereunder at the times required, there shall be substituted therefor by Landlord such other index or method of ascertaining changes in the price level as, in the opinion of Landlord, most closely resembles the Consumer Price Index and method of arriving at the index figure by said Bureau.

                                    EXHIBIT A
                                                             -


                        OUTLINE OF FLOOR PLAN OF PREMISES

                                  [FLOOR PLAN]

                                    EXHIBIT B


                                    SITE PLAN
                                                             -

                                  [SITE PLAN]

                                    EXHIBIT C


                              WORK LETTER AGREEMENT


         This Work Letter Agreement is entered into as of the 16th day of December, 1996, by and between Lincoln Property Company N.C., Inc. as Manager and Agent for Owner ("Landlord") and Synon, Inc., an Illinois corporation ("Tenant").

                                    RECITALS:


         A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain promises (the "Premises") more particularly described in Exhibit A attached to the Lease.

         B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Letter Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows: Landlord to provide a maximum Tenant improvement contribution or $3.00 per rentable square foot toward mutually agreeable Tenant Improvement ($8,433.00).

[1-6 DELETED]

                   7. COMPLETION AND RENTAL COMMENCEMENT DATE.


         The commencement of the term of Lease and Tenant's obligation for the payment of rental under the Lease shall not commence until substantial completion of construction of the Tenant Improvements. However, if there shall be a delay in substantial completion of the Tenant Improvements as a result of:

                  (i) Tenant's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule;

                  (ii) Tenant's request for materials, finishes or installations other than those readily available; or

                  (iii) Tenant's changes in the Tenant Improvement Plans after their approval by Tenant;

         Then the commencement of the term of the Lease and the rental commencement date shall be accelerated by the number of days of such delay.


                                                                Please Initial:
                                                                DAP/DH

                                    EXHIBIT D


                           NOTICE OF LEASE TERM DATES


To:
         Date:

         Re:      Lease dated _______________ , 19 ____ between _______________,
                  Tenant, concerning Suite ____ located at ____________________.

Gentlemen:

         In accordance with the subject Lease, we wish to advise and/or confirm as follows:

                  1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

                  2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of _______________ for a term of ___________, ending on
                     _______________.

                  3. That in accordance with the subject Lease, rental commenced to accrue on _____________________________________________.

                  4. If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in said Lease.

                  5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to __________________________ ______________ at ________________________________________.

                               AGREED AND ACCEPTED


TENANT:                                                       LANDLORD:

                  ____________________________________

By                ____________________________________

Print Name        ____________________________________

Its               ____________________________________

By                ____________________________________

Print Name        ____________________________________

Its               ____________________________________

                                    EXHIBIT E


                           TENANT ESTOPPEL CERTIFICATE


The undersigned, ______________________ ("Landlord"), with a mailing address c/o _________ _____________________, ________________________, and _____________
("Tenant"), hereby certify to _________________________, a _____________________
_____________________________ as follows:

                  1. Attached hereto is a true, correct and complete copy of that certain lease dated ______________, 19__ between Landlord and Tenant (the "Lease"), which demises promises which are located at _____________________________________.

                     The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

                  2. The term of the Lease commenced on _______________, 19____.

                  3. The term of the Lease shall expire on_______________,
                     19____ .

                  4. The Lease has: (Initial one)

                     ( ) not been amended, modified, supplemented, extended,
                          renewed or assigned.

                     ( ) been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto:

                                 --------------------------

                                 --------------------------

                  5. Tenant has accepted, is now in possession of and is now conducting business in said Premises.

                  6. Tenant and Landlord acknowledge that the Lease will be
                     assigned to _____________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ______________is obtained, and that until further notice, payments under the Lease may continue as heretofore.

                  7. The amount of fixed monthly rent is $ _______ Rent shall be increased based upon operating expense increases and as follows: ______________

                  8. The amount of security deposits (if any) is $ ________.
                     No other security deposits have been made.

                  9. Tenant is paying the full lease rental, which has been paid in full as of the date hereof. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

                 10. All work required to be performed by Landlord under the
                     Lease has been completed and all required contributions by Landlord to Tenant on account of Tenants improvements have been received.

                 11. There are no defaults on the part of the Landlord or Tenant under the Lease.

                 12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

                 13. Tenant has no right to any concessions (rental or
                     otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

                 14. The Lease, amended as noted in Item 4 above, represents the entire agreement between Landlord and Tenant as to this leasing.

         All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

DATED: ________________________, 19 ____.



TENANT:                                                       LANDLORD:
                  ____________________________________

By                ____________________________________

Print Name        ____________________________________

Its               ____________________________________

By                ____________________________________

Print Name        ____________________________________

Its               ____________________________________

                                    EXHIBIT F

                              RULES AND REGULATIONS


 1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors, windows and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord, using materials of Landlord's choice and in a style and format approved by Landlord.

 2. Tenant must use Landlord's window coverings in all exterior and atrium window offices. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

 3. Tenant shall not obstruct any sidewalks, halls passages, exits, entrances, elevators escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building without Landlord's consent.

 4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

 5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring. or for any damage to any Tenant's property by the janitor or any other employee or any other person.

 6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

 7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

 8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

 9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects, if such objects are considered necessary by Tenant, as determined by Landlord, shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals, except seeing-eye dogs when accompanied by their masters.

11. Tenant shall not use any method of heating or air conditioning other than that supplied or approved by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day. Heat and air conditioning shall be provided during ordinary business hours of generally recognized business days, but not less than the hours of 8:00 a.m. to 6:00 p.m. on Monday through Friday (excluding in any event Saturdays, Sundays and legal holidays).

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is property identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and, except with regard to Tenant's computers and other equipment which requires utilities on a twenty-four hour basis, all electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food beverage, towel or other similar services or accept barbering or bootblacking services upon the Premises, except as such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except to install normal wall hangings, and to secure files and book cases and other furniture that could fall over. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

20. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

21. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building or the Site are prohibited. and each tenant shall cooperate to prevent same.

22. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

23 Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. If odor is objectionable by Landlord or other Tenant's of Building, microwave use may be prohibited by Landlord.

25. Tenant shall not use in any space or in the public halls of the Building any mailcarts or hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building except as provided in the Parking Rules and Regulations.

26. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

30. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

31. These Rules and Regulations (including Parking Rules and Regulations below) are in addition to the terms, covenants. agreements and conditions of any lease of premises in the Building. In the event these Rules and Regulations conflict with any provision of the Lease, the Lease shall control.

32. Landlord reserves the right to make such other and reasonable Rules and Regulations (including Parking Rules and Regulations) as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

33. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

34. Each tenant and all employees and visitors of Tenant shall not use public areas of the Building from the upper ground floor level and above, including elevators, while wearing athletic attire, including, without limitation, bathing suits, sweatsuits, jogging clothes, etc. Smoking is prohibited in all enclosed Common Areas of the Building including without limitation the main lobby, all hallways, all elevators, all elevator lobbies, building conference rooms, and recreation rooms.

35. Smoking is prohibited in all enclosed Common Arm of the building, including, but not limited to, the main lobbies, hallways, stairwells, elevators, elevator lobbies, locker/shower rooms. restrooms and conference room. The foregoing shall not be deemed to prohibit smoking within demised Promises. When smoking outside the building, ash receptacles must be used and provided by the smoker if not provided by Landlord. Smokers must not leave any ashtrays, smoking material or debris in the area where they have been smoking, except in ash receptacles provided by Landlord.

                          PARKING RULES AND REGULATIONS


 1. Tenant and employees of Tenant (hereinafter referred to as "Tenant") shall not park vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles.

 2.  Cars must be parked entirely within the stall lines painted on the floor.

 3   All directional signs and arrows must be observed.

 4.  The speed limit shall be 5 miles per hour.

 5. Parking is prohibited, unless a floor parking attendant approved by Landlord directs otherwise:

     a.  In areas not striped for parking;

     b.  In aisles;

     c.  Where "No Parking" or "Handicap" signs are posted;

     d.  On ramps;

     e.  In crosshatched areas; or

     f. In such other areas as may be designated by Landlord, its agent, lessee or licensee.

 6. Parking stickers or any other device or form of identification which may be supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner.

 7. Every Tenant is requested to park and lock his own car. All responsibility for damage to cars to be repaired is assumed by Tenant. Tenant shall repair or cause to be repaired at its sole cost and expense any and all damage to the Building parking facility or any part thereof caused by Tenant or resulting from vehicles of Tenant.

 8. Loss or theft of parking identification devices from automobiles must be reported to Landlord immediately. Any parking identification devices found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices previously reported and then found must be reported found to the Landlord immediately.

 9. Spaces are for the express purpose of one automobile per space unless approved by Landlord directs otherwise. Washing, waxing, cleaning or servicing of any vehicle by the Tenant and/or his agents is prohibited. Storage of vehicles for periods exceeding one week is prohibited and said vehicles shall be subject to towing.

10. The Landlord reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant or person and/or his agents or representatives who willfully refuse to comply with the above Rules And Regulations or any City, State or Federal ordinance, law or agreement. Tenant shall not load or unload in areas other than those designated by Landlord for such activities.

12. Landlord reserves the right to charge for parking on a nondiscriminatory basis.

13. Tenants parked in prohibited areas are subject to towing at their own expense.

                                    EXHIBIT G


                      STANDARDS FOR UTILITIES AND SERVICES


         The following Standards for utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

         As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

         (a) Provide non-attended automatic elevator facilities Monday through Friday, except holidays from 8 a.m. to 6 p.m.

         (b) On Monday through Friday, except holidays, from 8 a.m. to 6 p.m. (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with it obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then-current journeymen's wages for air conditioning mechanics.

         (c) Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting and fractional horsepower office business machines in an amount not to exceed .025 KWH per square foot per normal business day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Said estimates to be reviewed and adjusted quarterly. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At a11 times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.

         (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment. Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

         (e) Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Promises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

         Landlord reserves the right to stop service of the elevators, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgement of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenant, conditions, provisions or agreements of this Lease or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                    EXHIBIT H


                                 HAZARDOUS WASTE

         Tenant shall use the Premises solely for the uses set forth in the Basic Lease Information in Paragraph 8 and shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord.

         In no event will Tenant use, introduce to the Premises, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Premises or transport to or from the Premises any Hazardous Material (as defined below) or allow its employees, agents, contractors, invitees or any other person or entity to do so.

         Tenant warrants that it shall not make any use of the Premises which may cause contamination of the soil, the subsoil or ground water. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within thirty (30) days before the date Landlord is obligated to pay a premium on the insurance, or within ten (10) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium.

         Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of any and all federal, state or local laws, ordinances, rules or regulations pertaining to health, industrial hygiene or the environmental conditions on, under or about the Premises.

         Tenant shall give immediate written notice to Landlord of (i) any action, proceeding or inquiry by any governmental authority or any third party with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property or (ii) any spill, release or discharge of Hazardous Materials that occurs with respect to the Premises or Tenant's operations.

         Tenant shall indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns (collectively "Landlord") from and against any and all claims arising from (i) Tenant's uses of the Premises for the conduct of its business or from any activity, work or other things done or suffered by the Tenant in or about the Buildings, (ii) breach or default in performance of any obligation on Tenant's part to be performed under the terms of this Lease, (iii) any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant. The indemnity shall include all costs, fines, penalties, judgments, losses, attorney's fees, expenses and liabilities incurred in or about the Premises for any such claim or any action or proceeding brought thereon including, without limitation, (a) all foreseeable consequential damages including without limitation loss of rental income and diminution in property value; and (b) the costs of any cleanup, detoxification or other ameliorative work of any kind or nature required by any governmental agency having jurisdiction thereof or Landlord. This indemnity shall survive the expiration or termination of this Lease. In any action or proceeding brought against Landlord by reason of any such claim, upon notice from Landlord if Landlord does not elect to retain separate counsel, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

         HAZARDOUS MATERIAL DEFINITION:.

         As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local government authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, San Francisco Bay Region, the California Air Resources Board, CAL/OSHA Standards Board, Division of Occupational Safety and Health, the California Department of Food and Agriculture, the California Department of Health Services, and any federal agencies that have overlapping jurisdiction with such California agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term 'Hazardous Material" shall included all of those materials and substances defined as "hazardous materials' or "hazardous waste" in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as the same shall be amended from time to time, petroleum, petroleum-related substances and the by-products, fractions, constituents and sub-constituents of petroleum or petroleum-related substances, asbestos, and any other materials requiring remediation now or in the future under federal, state or local statutes, ordinances, regulations or policies.

                                    LEASE #3

                                  OFFICE LEASE




                           LANDLORD: LARKSPUR LANDING


                               TENANT: SYNON, INC.

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----
1.       Terms and Definitions .............................................  1
2.       Premises and Common Areas Leased ..................................  2
3.       Term ..............................................................  3
4.       Possession ........................................................  3
5.       Annual Basic Rent .................................................  3
6.       Rental Adjustment .................................................  3
7.       Security Deposit ..................................................  5
8.       Use ...............................................................  5
9.       Payments and Notices ..............................................  6
10.      Brokers ...........................................................  6
11.      Holding Over ......................................................  6
12.      Taxes on Tenant's Property ........................................  6
13.      Condition of Premises .............................................  7
14.      Alternations ......................................................  7
15.      Repairs ...........................................................  9
16.      Liens .............................................................  9
17.      Entry by Landlord .................................................  9
18.      Utilities and Services ............................................  9
19.      Indemnification ................................................... 10
20.      Damage to Tenant's Property ....................................... 10
21.      Insurance ......................................................... 10
22.      Damage or Destruction ............................................. 11
23.      Eminent Domain .................................................... 12
24.      Bankruptcy ........................................................ 12
25.      Defaults and Remedies ............................................. 12
26.      Assignment and Subletting ......................................... 13
27.      Quiet Enjoyment ................................................... 14
28.      Subordination ..................................................... 14
29.      Estoppel Certificate .............................................. 14
30.      Building Planning ................................................. 15
31.      Rules and Regulations ............................................. 15
32.      Conflict of Laws .................................................. 15
33.      Successors and Assigns ............................................ 15
34.      Surrender of Premises ............................................. 15
35.      Professional Fees ................................................. 15
36.      Performance by Tenant ............................................. 15
37.      Mortgagee and Senior Lessor Protection ............................ 16
38.      Definition of Landlord ............................................ 16
39.      Waiver ............................................................ 16
40.      Identification of Tenant .......................................... 16
41.      Parking and Transportation ........................................ 16
42.      Office and Communications Service ................................. 16
43.      Terms and Headings ................................................ 16
44.      Examination of Lease .............................................. 17
45.      Time .............................................................. 17
46.      Prior Agreement; Amendments ....................................... 17
47.      Separability ...................................................... 17
48.      Recording ......................................................... 17
49.      Limitation on Liability ........................................... 17
50.      Riders ............................................................ 17
51.      Signs ............................................................. 17
52.      Modification for Lender ........................................... 17
53.      Accord and Satisfaction ........................................... 17
54.      Financial Statements .............................................. 17
55.      Tenant as Corporation ............................................. 17
56.      No Partnership or Joint Venture ................................... 17

EXHIBITS

A.       Outline of Floor Plan of Premises ................................. A-1
B.       Site Plan ......................................................... B-1
C.       Work Letter Agreement ............................................. C-1
D.       Sample Form of Notice of Lease Term Dates ......................... D-1
E.       Sample Form of Tenant Estoppel Certificate ........................ E-1
F.       Rules and regulations ............................................. F-1
G.       Standard for Utilities & Services ................................. G-1
H.       Hazardous Waste ................................................... H-1




                                        A

                           STANDARD FORM OFFICE LEASE

THIS LEASE is made as of the 22nd day of April, 1991, by and between Landlord and Tenant.

                                   WITNESSETH:


1. TERMS AND DEFINITIONS. For the purposes of this Lease, the following terms shall have the following definitions and meanings:

         (a)      Landlord:  Lincoln Property Company N.C., Inc.

         (b)      Landlord's Address:        Copy to:

                  1100 Larkspur Landing Circle, Suite 155
                  Larkspur, California 94939

         (c)      Tenant:  Synon, Inc. an Illinois Corporation
                          -------------------------------------------
         (d)      Tenant's Address (Prior to commencement Date)

                  1100 Larkspur Landing Circle
                  ---------------------------------------------------
                  Suite 300
                  ---------------------------------------------------
                  Larkspur, CA  94939
                  ---------------------------------------------------

                  Tenant's Address:  (After Commencement Date)

                  same as above
                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------

         (e)      Building Address:
                  1100 Larkspur Landing Circle
                  Larkspur, CA  94939

         (f)      Suite Numbers:
                  180, 150, 185, 195 & 175

         (g)      Floor(s) upon which the Premises are located:  1st

         (h) Premises: Those certain premises defined in Subparagraph 2(a) hereinbelow.

         (i)      Site:  The parcel of real property defined in Subparagraph
                  (a) below.

         (j) Approximate Rentable Square Feet: 11,715 *See Premises/Sq. Footage Schedule, Page 18

         (k)      Term:  4 yrs.  Lease Years and 10 Months.

         (l) Building Standard Work: All the work to be done in the Premises pursuant to the provisions of the Work Letter Agreement described in Paragraph 2 below.

         (m) Building Nonstandard Work: All the work done in the Premises pursuant to the provisions of the Work Letter Agreement other than the Building Standard Work.

         (n) Aggregate Improvements: The aggregate of the Building Standard Work and the Building Nonstandard Work.

         (o)      Estimated Commencement Date:  June 1, 1991

         (p)      Commencement Date:  The earlier of the following two dates:

                  (i) The date upon which the Tenant takes possession of the entire Premises or commences the operation of its business in the Premises, which Tenant agrees will be accomplished as soon as reasonably possible after the issuance of the Certificate of Occupancy or temporary Certificate of Occupancy for the Premises; or

                  (ii) 6/1/91, unless time to construct Tenant Improvements
                      exceeds four (4) weeks from receipt of City permits. In the event said construction time exceeds four (4) weeks, commencement date shall be delayed accordingly. However, in the event Tenant is cause of any construction delay, commencement date shall remain the earlier of (i) or June 1, 1991.

         (q)      Annual Basic Rent:  $302,244
                  Monthly Basic Rent: $25,187.00 Tenant's proportionate share of actual 1991 Operating Expenses except that the first six months of the least term shall be $20,033.00 per month.

         (r)      Operating Expenses Allowance:

         (s)      Tenant's Percentage Share:  14.99%

         (t)      Security Deposit:  $25,187.00

         (u)      Permitted Use:  office use

         (v)      Brokers:  none

         (w)      Landlord's Construction Representative:  Ross/Donovan, Inc.
                  ___________________   Telephone:  461-8466

         (x)      Tenant's Construction Representative:  N/A
                  ___________________   Telephone: ___________________

         (y)      Parking:  See Paragraph 41.

         (z) Riders: 1 through 9, inclusive, which Riders are attached to this Lease and are incorporated herein by this reference.

         (aa) Lease Year: A period of twelve (12) consecutive months, the first such period commencing on the Commencement Date and consecutive periods beginning on each consecutive anniversary thereof.

         (bb) Exhibits: A through H inclusive, which Exhibits are attached to this Lease and are incorporated herein by this reference.

         2. PREMISES AND COMMON AREAS LEASED.

         (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises contained within the suite designated in Paragraph 1, outlined on the Floor Plan attached hereto and marked Exhibit "A" and incorporated herein by this reference in the building and parking facilities at the address designated in Subparagraph 1(e) above (the "Building"), located on the parcel of real property (the "Site") outlined on the Site Plan attached hereto as Exhibit "B", and incorporated herein by this reference, and improved or to be improved by Landlord with the Aggregate Improvements described in the Work Letter Agreement, a copy of which is attached hereto and marked Exhibit "C" and incorporated herein by this reference. By taking possession of the Premises, Tenant accepts the Aggregate Improvements as completed or as substantially completed. In the latter case, Landlord shall provide Tenant with a list of incomplete and/or corrective items, which list shall be approved and acknowledged by Tenant within ten (10) days of receipt and which items Landlord shall complete and/or correct promptly thereafter.

         The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

         (b) Tenant shall have the nonexclusive right to use in common with other tenants in the Building and subject to the Rules and Regulations referred to in Paragraph 31 below, the following areas ("Common Area") appurtenant to the
Premises:

             (i) The common entrances, lobbies, restrooms, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and service ways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises;

             (ii) Parking areas (subject to the provisions of Paragraph 41 hereinbelow), loading and unloading areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas appurtenant to the Building.

         (c) Landlord reserves the right from time to time without unreasonable interference with Tenant's use:

             (i) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to others parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building;

             (ii) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways and, subject to Paragraph 41, parking spaces and parking areas.

             (iii) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

             (iv) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building, or any portion thereof;

             (v) To do and perform such other acts and make such other changes in, to or with respect to the Site, Common Areas and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

         3. TERM. The term of this Lease shall be for the period designated in Subparagraph 1(k) commencing on the Commencement Date, and ending on the expiration of such period, unless the term hereby demised shall be sooner terminated as hereinafter provided. The Commencement Date and the date upon which the term of this Lease shall end shall be determined in accordance with the provisions of Subparagraph 1(Premises) and said dates will be specified in Landlord's Notice of Lease Term Dates ("Notice"), in the form of Exhibit "D" which is attached hereto and is incorporated herein by this reference, and shall be served upon Tenant as provided in Paragraph 9, after Landlord delivers or tenders possession of the Premises to Tenant. The Notice shall be binding upon Tenant unless Tenant objects to the Notice in writing, served upon Landlord as provided for in Paragraph 9 hereof, within five (5) days of Tenant's receipt of the Notice.

         4. POSSESSION. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant on the date above specified for the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom.

         5. ANNUAL BASIC RENT.

         (a) Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the Annual Basic Rent designated in Subparagraph 1(q) (subject to adjustment as hereinafter provided) in twelve (12) equal monthly installments ("Monthly Basic Rent"), each in advance of the first day of each and every calendar month during said term, except that the first month's rent shall be paid upon the execution hereof. In the event the term of this Lease commences or ends on a day other than the first day of a calendar month, the rental for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such rental shall be paid at the commencement of such periods. In addition to said Annual Basic Rent, Tenant agrees to pay the amount of the rental adjustments as and when hereinafter provided in this Lease. Said Annual Basic Rent, additional rent, and rental adjustments shall be paid to Landlord, without any prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Subparagraph 1(B) or to such other person or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance, repairs, and parking shall be considered additional rent for the purposes of this Lease, and the word "rent" in the Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced.

         (b)      RENT ESCALATION.  See page 18, "ADJUSTED BASIC RENT"

         6.       RENT ADJUSTMENT.

         (a) For the purposes of this Subparagraph 6(a), the following terms are defined as follows:

         TENANT'S PERCENTAGE SHARE. Tenant's Percentage Share shall mean the portion of the total rentable area of the Building leased by Tenant as set forth as percentage in Subparagraph 1(s) above.

         OPERATING EXPENSES ALLOWANCE. Operating Expenses Allowance shall mean that portion of Tenant's percentage Share of the Operating Expenses which Landlord has included in the Annual Basic Rent and which amount is set forth in Subparagraph 1(r) above.

         OPERATING EXPENSES. Operating Expenses shall consist of all direct costs of operation and maintenance of the Building, the Common Areas and the Site as determined by standard accounting practices, calculated assuming the Building is fully occupied, including the following costs by way of illustration, but not limitation: real property taxes and assessments and any taxes or assessments hereafter imposed in lieu thereof; rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both); water and sewer charges; the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Premises reasonably deems necessary in connection with the operation of the Building; utilities, janitorial services; security; labor; parking expenses, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or in the Premises or the parking facilities serving the Building or the Premises; the cost (amortized over such reasonable period as Landlord shall determine together with interest at the maximum rate allowed by law on the unamortized balance) of (a) any capital improvements made to the Building by the Landlord after the first year of the term of the Lease that reduce other Operating Expenses, or made to the Building by Landlord after the date of the Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, or (b) replacement of any building equipment needed to operate the Building at the same quality levels as prior to the replacement; costs incurred in the management of the Building, if any (including supplies, wages and salaries of employees used in the management, operation and maintenance of the Building, and payroll taxes and similar governmental charges with respect thereto); on site Building management office rental; a management fee; air conditioning, waste disposal; heating, ventilating; elevator maintenance; supplies; materials; equipment; tools; repair and maintenance of the structural portions of the Building, including the plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord; and maintenance, costs and upkeep of all parking and common areas, rental of personal property used in maintenance; costs and expenses of gardening and landscaping, maintenance of signs (other than Tenant's signs); personal property taxes levied on or attributable to personal property used in connection with the entire Building, including the Common Areas; reasonable audit or verification fees; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves. Operating Expenses shall not include depreciation on the Building or equipment therein. Landlord's executive salaries, real estate brokers' commissions, interest expense on Building financing; amortization of cost of tenant improvements in the Building; ground rent; income and franchise taxes, dividends; and attorney's fees and expenses which are not related to the operation of the Building.

         As used herein, the term "real property taxes" shall included any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, country, state or federal government, or any school agricultural, lighting, drainage or other improvements or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, including, but not limited to, the following:

         (i) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

         (ii) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real estate tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 Election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

         (iii) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, City or Federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

         (iv) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises;

         (v) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system instituted within the geographic area of which the Building is a part; or

         (vi) reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes.

         Notwithstanding any provision to this sub 6(a) expressed or implied to the contrary, "real property taxes" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

By the first day of March of each succeeding calendar year during the term of this Lease, Landlord shall endeavor to deliver to Tenant a statement ("Estimate Statement") wherein Landlord shall estimate the Operating Expenses for the current calendar year, and the amount by which Tenant's Percentage Share of the Operating Expense on account of the operation or maintenance of the Building is in excess of the Operating Expenses Allowance. If Tenant's Percentage Share of the Operating Expense estimated in the Estimate Statement exceeds the Operating Expenses Allowance then such excess amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be paid concurrently with the regular monthly rent payments for the balance of the calendar year and shall continue until the next calendar year's Estimate Statement is rendered. By the first day of June of each succeeding calendar year during the term of this Lease, Landlord shall endeavor to deliver to Tenant a statement ("Actual Statement") wherein Landlord shall state the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals a greater increase in Tenant's Percentage Share of Operating Expenses that was estimated by Landlord in the Estimated Statement delivered as provided herein, then upon receipt of the Actual Statement from Landlord, Tenant shall pay a lump sum equal to said total increase over the Operating Expenses Allowance, less the total of the monthly installments of increases set forth on the Estimate Statement which were paid in the previous calendar year. If, in any calendar year, Tenant's Percentage Share of Operating Expenses is less than the preceding calendar year, then upon receipt of Landlord's Actual Statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited toward the next monthly rent falling due and the monthly installment of Tenant's Percentage Share of Operating Expenses to be paid pursuant to the then current Estimate Statement shall be adjusted to reflect such lower expenses for the most recent calendar year, or if this Lease has been terminated, such excess shall be credited against any amount which Tenant owes Landlord pursuant to this Lease and, to the extent all amounts which Tenant owes Landlord pursuant to this Lease have been paid, Landlord shall promptly pay such excess to Tenant. Any delay or failure by Landlord in delivering any estimate or statement pursuant to this Paragraph shall not constitute a waiver of its right to require an increase in rent nor shall it relieve Tenant of its obligations pursuant to this Paragraph, except that Tenant shall not be obligated to make any payments based on such estimate or statement until ten (10) days after receipt of such estimate or statement.

         (c) Even though the term as expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage Share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

         (d) Notwithstanding anything contained in this Paragraph 6, the rental payable by Tenant shall in no event be less than the rent specified in Paragraph 5 hereof.

         7. SECURITY DEPOSIT. Tenant has deposited with Landlord the Security Deposit designated in Subparagraph 1(t). Said deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portio of said deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 5 and 6 hereof has been determined and paid in full. Should Landlord sell its interest in the Premises during the term hereof and if Landlord deposits with the purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit.

         8. USE. Tenant shall use the Premises for general office purposes and purposes incident thereto in compliance with Exhibit H, Hazardous Waste, and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of any recorded covenants, conditions, and restrictions affecting the Site or of any law or of the Certificate of Occupancy issued for the Building of which the Premises are a part, and shall upon five (5) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of any recorded covenants, conditions and restrictions affecting the Site or of any law or of said Certificate of Occupancy. Tenant may not offer shared tenant services, such as but not limited to telecommunications, data processing or word processing, to any unaffiliated tenant in the Building without Landlord's prior written consent, which consent may be withheld by Landlord at its sole and absolute discretion. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau of any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord as additional rent for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph 8. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in the first class repair and appearance. Tenant shall not place a load upon the Premises exceeding the average pounds of live load per square foot of floor area specified for the Building by Landlord's architect, with the partitions to be considered a part of the live load. Landlord reserves the right to prescribe the weight and position of all safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the building shall be installed, maintained and used by Tenant as to eliminate such vibration or noise. Tenant shall be responsible for all structural engineering required to determine structural load. Tenant shall fasten all files, bookcases and like furnishings to walls in a manner to prevent tipping over the event of earth movements. Landlord shall not be responsible for any damage or liability for such events.

         9. PAYMENTS AND NOTICES. Payments will be by check, only, unless Tenant is in default as per Paragraph 25. All rents and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord by check, cashier's check, or cash, at Landlord's option, at the address designated by Landlord in Subparagraph 1(b) above or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently if sent by registered or certified mail addressed to Tenant at the Building or to Landlord at both of the addresses designated in Subparagraph 1(b). Either party may by written notice to the other specify a different address for notice purposes except that Landlord may in any event use the Premises as Tenant's address for notice purposes. If more than one person or entity constitutes the "Tenant" under this Lease, service of any notice upon any one of said persons or entities shall be deemed as service upon all of said persons or entities.

         10. BROKERS. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Subparagraph 1(v), and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefor. As part of the consideration for the granting of this Lease, Tenant represents and warrants to Landlord that to Tenant's knowledge no other broker, agent or finder negotiated or was instrumental in negotiating or consummating this Lease and that Tenant knows of no other real estate broker, agent or finder who is, or might be, entitled to a commission or compensation in connection with this Lease. Any broker, agent or finder of Tenant whom Tenant has failed to disclose herein shall be paid by Tenant. Tenant shall hold Landlord harmless from all damages and indemnify Landlord for all said damages paid or incurred by Landlord resulting from any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein.

         11. HOLDING OVER. It Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to one-hundred fifty percent (150%) of the Annual Basic Rent which would be applicable to the Premises upon the date of such expiration (subject to adjustment as provided in Paragraph 6 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

         12.      TAXES ON TENANT'S PROPERTY.

         (a) Tenant shall be liable for and shall pay at least ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event, at Tenant's sole cost and expense, Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.

         (b) If the Aggregate Improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property taxes purposes at a valuation higher than the valuation at which Aggregate Improvements conforming to Landlord's "Building Standard" in other space in the Building are assessed, then the real property taxes and assessment levied against the Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Subparagraph 12(a), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Aggregate Improvements are assessed at a higher valuation than Landlord's "Building Standard," such records shall be binding on both Landlord and Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

         13. CONDITION OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition, however, partial occupancy and rent commencement will not interfere with Landlord's obligation to complete Tenant Improvements. Without limiting the foregoing, Tenant's execution of the Notice attached hereto as Exhibit "D" shall constitute a specific acknowledgment and acceptance of the various start-up inconveniences that may be associated with the use of the Building Common Areas such as certain construction obstacles including scaffolding, delays in the use of freight elevator service, certain elevators not being available to Tenant, the passage of work crews using elevators, uneven air conditioning service, and other typical conditions incident to recently constructed office buildings. Further, Tenant's execution of said Notice shall constitute an acknowledgment, in light of the practical impossibility of ensuring that every floor slab has been installed with absolutely no deflection, that all wood floor coverings, wood paneling, and similar interior Aggregate Improvements have been and/or will be designed to accommodate the actual floor slab deflection unique to each particular area of the Premises to be so improved.

         14. ALTERATIONS.

         (a) Tenant may, at any time and from time to time during the term of this Lease, at its sole cost and expense, make alterations, additions, installations, substitutions, improvements, and decorations (hereinafter collectively called "Change") in and to the Premises, excluding structural changes, on the following conditions, and providing such Changes will not result in a violation of or require a change in the Certificate of Occupancy application to the Premises:

         (i) The outside appearance, character or use of the Building shall not be affected, and no Changes shall weaken or impair the structural strength or, in the opinion of Landlord, lessen the value of the Building or create the potential for unusual expenses to be incurred upon the removal of Changes and the restoration of the Premises upon the termination of this Lease.

         (ii) No part of the Building outside of the Premises shall be physically affected.

         (iii) The proper functioning of any of the mechanical, electrical, sanitary and other service systems or installations of the Building ("Service Facilities") shall not be adversely affected and there shall be no construction which might interfere with Landlord's free access to the Service Facilities or interfere with the moving of Landlord's equipment to or from the enclosures containing the Service Facilities.

         (iv) In performing the work involved in making such Changes, Tenant shall be bound by and observe all of the conditions and covenants contained in this Paragraph.

         (v) All work shall be done at such times and in such manner as Landlord from time to time may designate.

         (vi) Tenant shall not be permitted to install and make part of the Premises any materials, fixtures or articles which are subject to liens, conditional sales contracts or chattel mortgages.

         (vii) At the date upon which the term of this Lease shall end, or the date of any earlier termination of this Lease, Tenant shall on Landlord's written request restore the Premises to their condition prior to the making of any Changes permitted by this Paragraph, reasonable wear and tear excepted.

         (b) Before proceeding with any Change (exclusive of changes to items constituting Tenant's personal property), Tenant shall submit to Landlord plans and specifications for the work to be done, which shall require Landlord's written approval. Landlord shall then prepare or cause to be prepared, at Tenant's expense, mechanical, electrical and plumbing drawings and may confer with consultants in connection with the preparation of such drawings and may also submit to such consultant(s) any of the plans prepared by Tenant. If Landlord or such consultant(s) shall disapprove of any of the Tenant's plans Tenant shall be advised of the reasons of such disapproval. In any event, Tenant agrees to pay to Landlord, as additional rent, the cost of such consultation and review immediately upon receipt of invoices either from Landlord or such consultant(s). Any Change for which approval has been received shall be performed strictly in accordance with the approved plans and specifications, and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord.

         (c) If the proposed Change requires approval by or notice to the lessor of a superior lease or the holder of a mortgage, no Change shall be proceeded with until such approval has been received, or such notice has been given, as the case may be and all applicable conditions and provisions of said superior lease or mortgage with respect to the proposed Change or alteration have been met or complied with at Tenant's expense; and Landlord, if it approves the Change, will request such approval or give such notice, as the case may be.

         (d) After Landlord's written approval has been sent to Tenant and the approval by or notice to the lessor of a superior lease or the holder of a superior mortgage has been received or given, as the case may be, Tenant shall enter into an agreement for the performance of the work to be done pursuant to this Paragraph with Landlord's contractor. In any event, Tenant agrees to pay to Landlord, at Landlord's option, in advance of construction based upon Landlord's cost estimates, or as additional rent, the cost of such construction immediately upon receipt from Landlord of invoices from time to time during the course of such construction. All costs and expenses incurred in Changes shall be paid by Tenant within seven (7) days after each billing by Landlord or any such contractor or contractors. If Landlord approves the construction of specific interior improvements in the Premises by contractors or mechanics selected by Tenant and approved by Landlord, then Tenant's contractors shall obtain on behalf of Tenant and at Tenant's sole cost and expense, (i) all necessary governmental permits and certificates for the commencement and prosecution of Tenant's Changes and for final approval thereof upon completion, and (ii) a completion and lien indemnity bond, or other surety, satisfactory to Landlord, for the Changes. In the event Tenant shall request any changes in the work to be performed after the submission of the plans referred to in this Paragraph 14, such additional changes shall be subject to the same approvals and notices as the changes initially submitted by Tenant.

         (e) Tenant shall pay to Landlord for Landlord's services in the event Landlord performs as a general contractor in connection with the work performed pursuant to this Paragraph 14, a fee equal to seven percent (7%) of the total cost of the changes, and Landlord's reasonable overhead related thereto.

         (f) All Changes and the performance thereof shall at all times comply with (i) all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental authorities, agencies, offices, departments, bureaus and boards having jurisdiction thereof, (ii) all rules, orders, directions, regulations and requirements of the Pacific Fire Rating Bureau, or of any similar insurance body or bodies, and (iii) all rules and regulations of Landlord, and Tenant shall cause Changes to be performed in compliance therewith and in good and first class workmanlike manner, using materials and equipment at least equal in quality and class to the original installations of the Building. Changes shall be performed in such manner as not to interfere with the occupancy of any other tenant in the Building nor delay or impose any additional expense upon Landlord in construction, maintenance or operation of the Building, and shall be performed by Contractors or mechanics approved by Landlord and submitted to Tenant pursuant to this Paragraph, who shall coordinate their work in cooperation with any other work being performed with respect to the Building. Throughout the performance of Changes, Tenant, at its expense, shall carry, or cause to be carried, workmen's compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Building, of which Landlord and its managing agent shall be named as parties insured, in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord all in compliance with Subparagraph 21(b).

         (g) Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may by written notice to Tenant, given at least thirty (30) days prior to the end of the term, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair any damage to the Premises arising from such removal or, at Landlord's options, shall pay to the Landlord all of Landlord's costs of such removal and repair.

         (h) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

         (i) Subject to Landlord's agreement to minimize any disturbance of Tenant's use of the Premises, Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Site or the Building (including the Premises required so to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the street entrance, halls, passages and stairways thereof, to change the name by which the Building is commonly known, except as controlled by the signage provision, Rider #5, as Landlord may deem necessary or desirable. Nothing contained in this Paragraph 14 shall be deemed to relieve Tenant of any duty, obligation, liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority and nothing contained in this Paragraph 14, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof other than as otherwise provided in this Lease.

         15. REPAIRS.


         (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair, however, partial occupancy and rent commencement will not interfere with Landlord's obligation to complete Tenant improvements. Tenant shall, when and if needed or whenever requested by Landlord to do so, at Tenant's sole cost and expense, maintain and make all repairs to the Premises and every part thereof, to keep, maintain and preserve the Premises in first class condition, excepting ordinary wear and tear. Any such maintenance and repairs shall be performed by Landlord's contractor, or a Landlord's approved contractor or contractors. All costs and expenses incurred in such maintenance and repair shall be paid by Tenant within seven (7) days after billing by Landlord or such contractor or contractors. Tenant shall upon the expiration or sooner termination of the term hereof surrender the Premises to Landlord in the same condition as when received, reasonable wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respected to the condition of the Premises or the Building except as specifically herein set forth.

         (b) Anything contained in Subparagraph 15(a) above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance unless such failure shall persist for any unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 22, hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interferences with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect. Notwithstanding anything to the contrary contained in Subparagraph (a) and (b) of this Paragraph 15, Tenant shall maintain and repair at its sole cost and expense, and with maintenance contractors approved by Landlord, all non-base building facilities, including lavatory, shower, toilet, washbasin and kitchen facilities and heating and air conditioning systems, including all plumbing connected to said facilities or systems installed by Tenant or on behavior of Tenant or existing in the Premises at the time of delivery of possession of the Premises to Tenant by Landlord. The provisions of the immediately preceding sentence shall not apply to the basic heating and air conditioning system provided by Landlord to all tenants in the Building.

         16. LIENS. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the real property of which the Premises form a part nor against the Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens ton be released by any means if shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

         17. ENTRY BY LANDLORD. Subject to Landlord's agreement to minimize any disturbance of Tenant's use of the Premises by exercise of the following rights, Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder to submit said Premises to prospective purchasers or, during the last six (6) months of the term of this Lease, prospective tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of any eviction of Tenant and without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonable practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interferences with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord. Landlord shall attempt in the exercise of its rights under this Paragraph 17 to minimize any disturbance of Tenant's use and possession of the Premises and to provide as much notice to Tenant as may be reasonably possible prior to any such exercise of Landlord's rights under this Paragraph 17.

         18. UTILITIES AND SERVICES. Provided that Tenant is not in default hereunder, Landlord agrees, during the Lease term, to furnish to the Premises as part of the Operating Expenses during those hours set forth in the Rules and Regulations as defined in Paragraph 31 hereof, as may be amended in writing by Landlord from time to time during the term of this Lease and delivered to Tenant, reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, janitorial service (including washing of windows with reasonable frequency as determined by Landlord) and elevator service by non-attended automatic elevators. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or for any other causes. If Tenant requires or utilizes more water or electric power than is considered reasonable or normal by

Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage. In addition, Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant thereafter shall pay all charges of the utility providing service. Tenant specifically undertakes to install and maintain at Tenant's cost such fire protection equipment including, without limitation, emergency lighting as required by any governmental authority or insurer, and if so required, Tenant shall appoint one of Tenant's personnel to coordinate with the fire protection facilities and personnel of Landlord. Any incandescent light bulbs used in the Premises shall be paid for the Tenant. Upon Tenant's request, Landlord's personnel shall install incandescent light bulbs or other Building Nonstandard bulbs in the Premises. Tenant agrees to pay Landlord upon demand Landlord's cost for all such incandescent light bulbs installed or other Building nonstandard improvements including but not limited to metallic trim, wood floor covering, glass panels, windows, partitions, kitchens and executive washrooms in the Premises. Landlord shall not be responsible in any manner for said maintenance, cleaning and repair.

         19. INDEMNIFICATION. To the fullest extent permitted by law Tenant hereby agrees to defend, indemnity and hold Landlord harmless against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant, its agents, contractors, employees or invitees in or about the Premises or elsewhere, and hereby agrees to further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act, neglect, fault or omission of Tenant, or of its agents, employees or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any actin or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord hereby agrees to defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all its claims in request thereof against Landlord.

         20. DAMAGE TO TENANT'S PROPERTY. Notwithstanding the provisions of Paragraph 19 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steams, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other patent or latent cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment located therein.

         21. INSURANCE.

         (a) During the term hereof, Tenant, at its sole expense, shall obtain and keep in force the following insurance:

             (i) All Risk insurance upon property owned by Tenant and located in the Building for which Tenant is legally liable. Aggregate Improvements (other than "Building Standard Work" as described in Subparagraph 1(1) hereof), and alterations, in any amount not less than ninety percent (90%) of the full replacement cost thereof. All such insurance policies shall name Tenant and Landlord as named insured thereunder and, at Landlord's request, shall name Landlord's mortgagees (and, if applicable, ground or primary lessors) as loss payees thereunder, all as their respective interests may appear. Landlord will not be required to carry insurance of any kind on any "Building Non-Standard Work", as described in Subparagraph 1(m) hereof, on Tenant's furniture or furnishings, or on any of Tenant's fixtures, equipment, improvements, or appurtenances under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same.

             (ii) Comprehensive general liability insurance coverage, including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, and products and completed operations liability, in limits not less than $2,000,000 inclusive. All such insurance policies shall name Tenant as named insured thereunder and shall name Landlord and Landlord's mortgagees (and, if applicable, ground or primary lessors) as additional insured thereunder, all as their respective interests may appear.

             (iii) Worker's Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement, in form and amount satisfactory to Landlord.

             (v) Liquor liability insurance coverage in limits of not less than Five Hundred Thousand Dollars ($500,000) at any time during the term or on any occurrence hereof any alcoholic beverages of any nature are served on the Premises.

             (vi) Any other form or forms of insurance as Tenant, Landlord, or Landlord's mortgagees or ground or primary lessors may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent tenant of a comparable size and in a comparable business would protect itself.

         (b) All policies shall be issued by insurers that are acceptable to Landlord and in form satisfactory from time to time to Landlord. Tenant will deliver certificates of insurance to Landlord as soon as practicable after the placing of the required insurance, but not later than ten (10) days prior to the date Tenant takes possession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and Landlord's mortgagees (and, if applicable, ground or primary lessors) in writing, not less than thirty (30) days before any material change, reduction in coverage, cancellation, or other termination thereof. Ten (10) days prior to the expiration of any insurance policy, Tenant will provide Landlord with a Certificate of Insurance extending the term of the original policy or a certified copy of a new policy extending the required coverage.

         (c) During the Term, Landlord shall insure the Building and the Building Standard Work (excluding any property which Tenant is obligated to insure under Subparagraph 21(a) hereof) against damage with All Risk insurance and public liability insurance, all in such amounts and with such deductions as Landlord considers appropriate, Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Landlord's mortgagees may determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

         (d) Tenant will not keep, use, sell, or offer for sale in, or upon, the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building and the Building Standard Work. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

         (e) If any Landlord's insurance policies shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or sub-tenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within 48 hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable, or elects not, to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Subparagraph 21(e), if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligations hereunder and Landlord shall have no obligations to remedy such default.

         (f) All policies covering real or personal property which either party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable without unreasonable cost. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver of subrogation clause or endorsement, to the extent of the injury or loss covered thereby.

         22. DAMAGE OR DESTRUCTION.

         (a) In the event the Building and/or the Building Standard Work or any insured alterations are damaged by fire or other perils covered by Landlord's extended coverage insurance to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building and/or the Building Standard Work and any insured alterations may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect. If such work or repair, reconstruction and restoration is such as to require a period longer than ninety
(90) days or exceeds twenty-five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord either may elect to so repair, reconstruct or restore the Building and/or Building Standard Work and any insured alterations and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore the Building and/or Building Standard Work and any insured alterations and the Lease shall in such event terminate. Under any of the conditions of this Subparagraph 22(a), Landlord shall give written notice to Tenant of its intention within thirty (30) days from the date of such event of damage or destruction. In the event Landlord elects not to restore said Building and/or Building Standard Work and any insured alterations, this Lease shall be deemed to have terminated as of the date of such partial destructions.

         (b) Upon any termination of this Lease under any of the provisions of this Paragraph 22, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

         (c) In the event of repair, reconstructions and restoration by Landlord as herein provided, the rent provided to be paid under the Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience, annoyance or loss of business occasioned by such damage, repair, reconstruction or restoration.

         (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 22. Notwithstanding anything to the contrary contained in this Paragraph 22, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, Governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said year.

         (e) In the event that damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

         (f) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense or which were insured by either party and the proceeds of such insurance have been received by Landlord, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

         (g) Notwithstanding anything to the contrary contained in this Paragraph 22, Landlord shall not have any obligations whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 22 occurs during the last twelve (12) months of the term of this Lease or any extension hereof.

         (h) The provisions of California Civil Code 1932, Subsection 2, and 1933, Subsection 4, are hereby waived by Tenant.

         23. EMINENT DOMAIN.

         (a) In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord at his option may terminate this Lease. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any aware separately made to Tenant for the taking of personal property and trade fixtures belonging to Tenant or for moving costs incurred by Tenant in relocating Tenant's business.

         (b) In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the term, provided that if such taking shall remain in force at the expiration or earlier terminations of this Lease. Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 15 with respect to surrender of the Premises and upon such payment shall be excused from such obligations. For the purpose of this Subparagraph 23(b), a temporary taking shall be defined as a taking for a period of 270 days or less.

         24. BANKRUPTCY. If Tenant shall file a petition in bankruptcy under any Chapter of federal bankruptcy law as then in effect, or if Tenant be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudications shall not have been vacated within thirty (30) days from the date thereof, or if a receiver or trustee be appointed of Tenant's property and the order appointing such receiver or trustee not be set aside or vacated within thirty (30) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit or creditors, or if this Lease shall otherwise by operation of law pass to any person or persons other than Tenant, then and in any such event Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord, forthwith terminate this Lease. Notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall upon such termination be entitled to recover damages in the amount provided in Subparagraph 25(b) below and neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall forthwith quit and surrender the Premises to Landlord. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, governing the proceedings in which, such damages are proved, whether or not such amount be greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph 24.

         25.      DEFAULTS AND REMEDIES.


         (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

             (i) The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to included, but is not limited, to, any absence by Tenant from the Premises for five (5) days or longer while in default of any provision of this Lease.

             (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due.

             (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 25(a)(i) or (ii) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure 1161; provided, further, that if the nature of Tenant's default is such that more than ten
             (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten-day period and, thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord.

             (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days; (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.


         (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

             (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

             (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

             (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

             (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely a result therefrom.

         As used in Subparagraph 25(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in Subparagraph 25(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of Service Facilities at the time of award plus one percent (1%).

         (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant for such period of time as may be required by applicable law after which Landlord may dispose of such property in accordance with applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 25(c) shall be construed as an election to terminate this Lease unless written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

         (d) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval or Landlord to or of any act by Tenant requiring Landlord's consent or approval shall be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

         26. ASSIGNMENT AND SUBLETTING. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. For purposes hereof, in the event Tenant is a partnership, a withdrawal or change of partners, or change of ownership of partners, owning more than a fifty percent (50%) interest in the partnership, or if Tenant is a corporation, any transfer of fifty percent (50%) of its stock, shall constitute a voluntary assignment and shall be subject to these provisions. No consent to any assignment encumbrance, or sublease shall constitute a further waiver of the provisions of this Paragraph. Tenant shall notify Landlord in writing of Tenant's intent to assign encumber, or sublease this lease, the name of the proposed assignee or sublessee, information concerning the financial responsibility of the proposed assignee or sublessee and the terms of the proposed assignment or subletting, and Landlord shall, within thirty (30) days of receipt of such written notice, and additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following:

         (a) Consent to such proposed assignment, encumbrance or sublease;

         (b) Refuse such consent, which refusal shall be on reasonable grounds;

         (c) Elect to terminate this Lease, or in the case of a partial sublease, terminate this Lease as to the portion of the Premises proposed to be sublet.

         Without limiting Landlord's grounds for disapproval, Landlord's disapproval shall be deemed reasonable if it is based on Landlord's analysis of
(a) the proposed assignee's or sublessee's credit, character and business or professional standing, (b) whether the assignee's or sublessee's use and occupancy of the Premises will be consistent with Subparagraph 1(u) and Paragraph 8 of this Lease and whether assignee's proposed intensity of use is consistent with that shown by Tenant, (c) whether the proposed assignee or sublessee is a then existing or prospective tenant of the Building, as a condition for granting its consent to any assignment, encumbrance or sublease. Landlord may require that the rent payable by such assignee or sublessee is at the then current published rental rates for the Premises or comparable premises in the Building, but not less than the then current Annual Basic Rent under this Lease and may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. In the event that Landlord shall consent to any assignment or sublease under the provisions of this Paragraph 26, Tenant shall pay Landlord's processing costs and attorneys' fees incurred in giving such consent. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder all of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease. Occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting. If Tenant requests Landlord's consent to any assignment of this Lease or any subletting of all or a portion of the Premises, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this Paragraph 26 to terminate this Lease effective as of the date Tenant proposes to assign this Lease or sublet all or a portion of the Premises. Landlord's right to terminate this lease as to all or a portion of the Premises on assignment or subletting shall not terminated as a result of Landlord's consent to the assignment of this Lease or the subletting of all or a portion of the Premises, or Landlord's failure to exercise this right with respect to any assignment or subletting.

         27. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions aforesaid on Tenant's part to be observed and performed under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

         28. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to the Building, this lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying lease or any such liens to this lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, if requested by the ground lessor, mortgagee or beneficiary, as applicable, attorn to and become the Tenant of the successor in interest to Landlord and in such event Tenant's right to possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and all other amounts required to be paid to Landlord pursuant to the terms hereof and observe and perform all of the provisions of this Lease, unless the Lease is otherwise terminated pursuant to its terms. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Should Tenant fail to sign and return any such documents within ten (10) business days of receipt, Tenant shall be in default, and Landlord may at Landlord's option, terminate this Lease provided written notice of such termination is received by Tenant prior to Landlord.

         29. ESTOPPEL CERTIFICATE.

         (a) Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "E" attached hereby, certifying: (i) the Commencement Date of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect for, if there have been modifications hereto, that the Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (iii) the date to which the rental and other sums payable under this Lease have been paid; (iv) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 29 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

         (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance, except as provided in Paragraph 36 hereof. Tenant's failure to deliver said statement to Landlord within ten
(10) working days of receipt shall constitute a default under this Lease, and Landlord may, at Landlord's option, terminate the Lease, provided written notice of such termination is received by Tenant prior to Landlord's receipt of said statement.

         30. BUILDING PLANNING. In the event Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other comparable space in the Building of which the Premises forms a part, at Landlord's sole cost and expense, including all of Tenant's moving expenses, telephone installation and stationary reprinting charges, and the terms and conditions of the original Lease shall remain in full force and effect, safe and excepting that a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space and Paragraph 1 of this Lease shall be amended to include and state all correct data as to the new space.

         31. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the "Rules and Regulations," ??? of which is attached hereto and marked Exhibit "F", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant of the Building of any of said Rules and Regulations.

         32. CONFLICT OF LAWS. This Lease shall be governed by and construed pursuant to the laws of the State of California.

         33. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representative, successors and assigns.

         34. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies. Upon the expiration or termination of this Lease, Tenant shall peaceably surrender the Premises and all alterations and additions thereto broom-clean, in good order, repair and condition, reasonable wear and tear excepted, and shall comply with the provisions of Subparagraph 14(g) and 14(h). The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

         35.      PROFESSIONAL FEES.

         (a) In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or should either party bring suit against the other with respect to matters arising from or growing out of this Lease, then all costs and expenses, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees, incurred by the prevailing part therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

         (b) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation its actual professional fees such as appraiser's, accountants' and attorneys' fees.

         36. PERFORMANCE BY TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. Tenant acknowledges that the late payment by Tenant to Landlord of any sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises or the Building of which the Premises are a part. Therefore if any monthly installment of Annual Basic Rent is not received by Landlord by the date when due, or if Tenant fails to pay any other sum of money due hereunder and such failure continues for ten (10) days after notice thereof by Landlord, Tenant shall pay to Landlord, as additional rent, the sum of five percent (5%) of the overdue amount as a late charge. Such overdue amount shall also bear interest, as additional rent, at the maximum rate permissible by law calculated, as appropriate, from the date either
(a) the monthly installment of Annual Basic Rent is due, or (b) of receipt of said notice, until the date of payment to Landlord. Landlord's acceptance of any late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or any law now or hereafter in effect. Further, in the event such late charge is imposed by Landlord for two (2) consecutive months for whatever reason, Landlord shall have the option to require that, beginning with the first payment of rent due following the imposition of the second consecutive late charge, rent shall no longer be paid in monthly installments but shall be payable three (3) months in advance.

         37. MORTGAGEE AND SENIOR LESSOR PROTECTION. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless (a) Tenant has given notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises and to the lessor under any master or ground lease covering the Building, the Site or any interest therein whose identity and address shall have been furnished to Tenant, and (b) Tenant offers such beneficiary, mortgagee or Lessor a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

         38. DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in questions, of the fee title to, or a lessee's interest in a ground lease of the Site or master lease of the Building. In the event of any transfer, assignment or other conveyance or transfer of any such title or interest, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or interest shall be deemed to have agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises, Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

         39. WAIVER. The failure of Landlord to seek redress for violation of, or to insist upon strict performance of, any term, covenant or condition of this Lease or the Rules and Regulations attached hereto as Exhibit "F", shall not be deemed a waiver of such violation or prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant of the Building be deemed a waiver of any such Rule and Regulation, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         40. INDENTIFICATION OF TENANT. Unless the provisions of Paragraph 55 herein below are applicable to this Lease, then if more than one person executes this Lease as Tenant, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept observed and performed by Tenant, and (b) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the personal executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

         41. PARKING. The use by Tenant, its employees and invitees, of the parking facilities of the Building shall be on the terms and conditions set forth in Exhibit F attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established.

         43. TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. If there be more than one Tenant, i.e. if two or more personal or entities are jointly referred to in this Lease as "Tenant," the obligations hereunder imposed upon Tenant shall be joint and several. The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         44. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

         45. TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

         46. PRIOR AGREEMENT: AMENDMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not incorporated herein.

         47. SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

         48. RECORDING. Neither Landlord nor Tenant shall record this Lease nor a short memorandum thereof without the consent of the other and if such recording occurs, it shall be at the sole cost and expense of the party requesting the recording, including any documentary transfer taxes or other expenses related to such recordation.

         49. LIMITATION ON LIABILITY. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that in the event any actual or alleged failure, breach or default hereunder by Landlord, the sole and exclusive remedy shall be against Landlord's interest in the Building.

         50. RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

         51. SIGNS. Tenant shall not place any sign upon the Premises or the Building without Landlord's prior written consent except as specifically stated in the signage provision, Rider #5.

         52. MODIFICATION OF LENDER. If a connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

         53. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this lease or imposed by any status or at common law.

         54. FINANCIAL STATEMENTS. At any time within reason during the term of this Lease, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

         55. TENANT AS CORPORATION. If Tenant executes this Lease as a corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behavior are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the By-Laws of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

         56. NO PARTNERSHIP OR JOINT VENTURE. Nothing in this Lease shall be deemed to constitute Landlord and Tenant as partners or joint ventures. It is the express intent of the parties hereto that their relationship with regard to this Lease be and remains that of landlord and tenant.

         IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

LANDLORD:                                      ADDRESS:

LINCOLN PROPERTY COMPANY N.C., INC.            LARKSPUR LANDING OFFICE
                                               1100 Larkspur Landing Circle, 155
                                               Larkspur, California  94939

By:      /s/ BURCH BOONE                       Dated:  5/14/91
       ------------------------------                 --------------------------
         Burch Boone
         Vice President

TENANT:                                        ADDRESS

         Synon, Inc.                           1100 Larkspur Landing Circle
       ------------------------------          ---------------------------------
         An Illinois Corporation               Suite 300
                                               ---------------------------------
                                               Larkspur, CA  94939
                                               ---------------------------------
By:      /s/ DENNIS HOLLIGAN                   Dated: 4/30/91
       ------------------------------          ---------------------------------
         Dennis G. Holligan
Its:     Chief Financial Officer
       ------------------------------
By:    ______________________________          Dated: __________________________

Its:   ______________________________

Continued from Page 1, "Premises/Sq. Footage Schedule":
         1100 Larkspur Landing Circle

Suite            Rentable Sq. Ft.                   Useable Sq. Ft.
180                  6,083                              5,431
150                  1,408                              1,257
185                  1,008                                900
195                  1,086                                970
175                  2,130                              1,902

Total               11,715 Rentable                    10,460 Useable


Continued from Page 3, "Rent Escalation":

         ADJUSTED BASIC RENT. Each year during the term of this Lease other than the Base Year, the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, shall be adjusted for the ensuing twelve (12) months by the use of the Consumer Price Index (All Urban Consumers component) for the San Francisco-Oakland Area (1982 - 1984 - 100) published by the Bureau of Labor Statistics of the U.S. Department of Labor. The Basic Rent will be increased by the percentage increase, if any, between the latest index published just prior to the commencement of the Lease Term and the comparable latest index published just prior to January of the following year to arrive at the Adjusted Basic Rent. Each year thereafter, the Adjusted Basic Rent will be increased by the percentage increase, if any, between the index published just prior to January of the subsequent year and the comparable latest index published just prior to January of the preceding year.

         In case the U.S. Department of Labor shall discontinue the computation and publication of said Consumer Price Index or the publication thereof should be delayed so as to prevent its use hereunder at the times required, there shall be substituted therefor by Landlord such other index or method of ascertaining changes in the price level as, in the opinion of Landlord, most closely resembles the Consumer Price Index and method of arriving at the index figure by said Bureau.

                               RIDERS 1 THROUGH 9

1. Option to Extend All Initial Terms: If Tenant is not in default in the performance of any of its obligations under any of Tenant's Leases, Tenant shall have the right, at its option, to extend the initial terms of all Synon, Inc.'s Leases in the Building, one time only, for five (5) years, only, following the expiration dates of the Landlord's (the "Extended Terms"). If Tenant elects not to extend all Leases, this option shall be deemed null and void. The Leases of the Premises during the Extended Terms shall be upon the same terms, covenants, and conditions as are set forth in the Leases other than the rent and the terms of the leaseholds. If Landlord does not receive from Tenant written notice of Tenant's exercise of this option for all Leases on or before 5:00 p.m. on October 1, 1995, (the "Option Notice") this option shall terminate. The monthly rent for the extended terms shall be the then current market rent for comparable space; however, the monthly rent shall in no event be less than the highest rent paid during the initial terms of the Leases, (the "Fair Rental Value") agreed upon solely by and between land Tenant and their agents appointed for this purpose. Neither Landlord nor Tenant shall have the right to have a court or any other third party or entity establish the Fair Rental Value.

If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Terms within sixty (60) days after receipt by Landlord of the Option Notice, Landlord and Tenant being obligated only to act in good faith, this option shall terminate, and the Leases shall terminate at the end of their initial terms.

2. First Right of Notice: During the term of this Lease, Tenant will have the first right ("First Right") to be notified by Landlord of the availability for lease of the following spaces: 1100 Larkspur Landing Circle, SUITES 260/290, 255/275/285/299, 165, AND 100, (the "Expansion Spaces"). Prior to the expiration date of a Lease for any of the Expansion Spaces or upon any of the Expansion Spaces otherwise becoming available through Landlord (excludes subleases), Landlord will give Tenant written notice (the "Negotiation Notice"). Tenant shall have ten (10) business days from receipt of the Negotiation Notice in which to negotiate with Landlord the terms and conditions of the Lease of the space referenced in the Negotiation Notice. If the parties are unable to agree on the terms and conditions of the Lease of said space within said ten (10) day period, Landlord may lease the space described in the Negotiation Notice to a third party.

This First Right shall not be applicable to any extension of a Lease by an existing Tenant nor to any new Lease between Landlord and any existing Tenant of any of the Expansion Spaces.

This First Right shall terminate and be of no force and effect if, at the time of the delivery to Tenant of any Negotiation Notice, Tenant is in default of the performance of any of the covenants, conditions or agreements to be performed by Tenant under the Lease.

Neither party to the Lease shall have the right to have a court or arbitrator or other third party set the rent or any of the other terms of the Lease for any of the Expansion Spaces.

This First Right is personal to Tenant and may not be assigned by Tenant separately or as a part of this Lease.

3. First Right to Negotiate - Suite 365: On or before January 1, 1992, Tenant will have the first right ("First Right") to negotiate with Landlord for the lease of the contiguous 7,513 rentable square feet, commonly known as Suite 365, (the "Expansion Space"). On or before January 1, 1992 Tenant will give Landlord written notice (the "Negotiation Notice"). Tenant shall have sixty (60) days from giving the Negotiation Notice in which to negotiate with Landlord the terms and conditions of the Lease for Suite 365 which shall commence no sooner than July 1, 1992, unless existing Tenant in Suite 365 vacates earlier. If the parties are unable to agree on the terms and conditions of the Lease of said space within said sixty (60) day period, Landlord may lease the space described in the Negotiation Notice to a third party. Failure by Tenant to give timely notice shall render this First Right null and void.

This First Right shall be for a Lease of the Expansion Space for a five (5) year term, only. All other terms and conditions shall be negotiable in the sixty (60) day negotiation period.

This First Right shall be exercisable one time only, that being on or before January 1, 1992 as stated above.

This First Right shall terminate and be of no force and effect if, at the time of the delivery to Tenant of the Negotiation Notice, Tenant is in default of the performance of any of the covenants, conditions or agreements to be performed by Tenant under the Lease.

Neither party to the Lease shall have the right to have a court or arbitrator or other third party set the rent or any of the other terms of the Lease for the Expansion Space.

This First Right is personal to Tenant and may not be assigned by Tenant separately or as a part of this Lease.

4. First Right to Negotiate - Suite 190: During the term of this Lease, Tenant will have the first right ("First Right") to negotiate with Landlord for the Lease of the contiguous 952 rentable square feet, commonly known as Suite 190, (the "Expansion space"), currently leased by R.E. Lewis, (the "Existing Tenant").

Should Landlord determine that there is space comparable to the Expansion Space within Larkspur Landing Office Park, this First Right shall be exercisable under all of the following conditions:

         a) The Existing Tenant executes a lease on comparable space, subject to Landlord and Tenant agreeing to terms on the Expansion Space.

         b) Tenant agrees in writing to pay the cost of providing improvements in the new location within Larkspur Landing Office Park comparable to the improvements of the Existing Tenant's current space.

         c) Tenant agrees in writing to pay the expenses reasonably incurred by the Existing Tenant in the relocation to new space including without limitation, the costs of moving, telephone relocation, and reasonable quantities of new stationery.

Upon the above conditions being met, Landlord shall give written notice to Tenant of the availability of the Expansion Space (the "Negotiation Notice").

Tenant shall have ten (10) business days from receipt of the Negotiation Notice in which to negotiate with Landlord the terms and conditions of the Lease of the space referenced in the Negotiation Notice. If the parties are unable to agree on the terms and conditions of the Lease of said space within said ten (10) day period, this First Right shall become null and void.

This First Right shall terminate and be of no force and effect if, at the time of the delivery to Tenant of the Negotiation Notice, Tenant is in default of the performance of any of the covenants, conditions, or agreements to be performed by Tenant under the Lease.

Neither party to the Lease shall have the right to have a court or arbitrator or other third party set the rent or any of the other terms of the Lease for the Expansion Space.

This First Right is personal to Tenant and may not be assigned by Tenant separately or as a part of the Lease.

5. Signage: Upon at least 56% occupancy of the Building (44,000 Rentable Square
Feet), Tenant, at Tenant's sole cost and expense, shall be entitled to modify the monument sign in front of Building 1100 to include Tenant's name under the following conditions:

         a) Tenant shall be responsible for preparing all plans and obtaining any necessary approvals by the City.

         b) Tenant shall submit signage modification plan to Landlord for Landlord's prior approval.

         c) Any modifications to Building sign shall continue to designate the Building address and Leasing Office.

         d) If at any time Tenant's occupancy of the Building is less than 56% Tenant shall, at Landlord's option, restore the sign to its original condition at Tenant's sole cost and expense.

6. Landlord and Tenant hereby acknowledge that Suites 185 and 175 are subject to U.S. Bankruptcy Court for the District of Delaware as pertains to SystemOne Travel Resources/Continental Airlines. Landlord shall reimburse Tenant for all actual and incurred costs should the Bankruptcy Court exercise its control over these spaces.

7. All definitions and terms used in this Amendment shall have the same meaning and definition as set forth in the Lease.

8. Except as amended in this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect. Should any inconsistency arise between this Amendment, then the terms of this Amendment shall control.

9. Early Occupancy: Landlord agrees to allow Tenant to take early possession of Suites 195 and 185 at a rental rate of $2.15 per rentable square foot per month, pro-rated for partial month as per Paragraph 5(a) of the Lease.

IN WITNESS WHEREOF, the parties hereto subscribe their names as of the below date.



LINCOLN PROPERTY COMPANY N.C., INC.

/s/ BURCH L. BOONE                                            Date  5/14/91
--------------------------------------------                       -----------
Burch Boone, Vice President

         "LANDLORD"

SYNON, INC.


/s/ DENNIS HOLLIGAN                                           Date  4/30/91
--------------------------------------------                       -----------
Dennis G. Holligan, Chief Financial Officer

         "TENANT"

                                    EXHIBIT A

                        OUTLINE OF FLOOR PLAN OF PREMISES

                                (TO BE ATTACHED)

                                    EXHIBIT B

                                    SITE PLAN






                 [GRAPHIC -- DEPICTION OF FLOOR PLAN OMITTED].

                                    EXHIBIT C

                              WORK LETTER AGREEMENT

         This Work Letter Agreement is entered into as of the 22 day of April, 1991, by and between LINCOLN PROPERTY COMPANY N.C., INC. ("Landlord"), and Synon, Inc. ("Tenant").

                                    RECITALS:

         A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease.

         B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Letter Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows: Landlord to provide a maximum Tenant Improvement contribution of $6.00 per rentable square foot ($70,290.00).
*Continued. See Page C-2.

IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first above written.

*Continued from Page C-1: Tenant will pay 50% of all construction costs over Landlord's maximum Tenant Improvement contribution prior to commencement of construction, and the balance upon completion of work and billing by Landlord. Notwithstanding the above, if Tenant's contribution towards Tenant Improvements exceeds $135,000.00, all such excess Tenant Improvements shall be paid to Landlord prior to commencement of construction.


                                                                Please Initial:
                                                                DH/BB

                                    EXHIBIT D

                           NOTICE OF LEASE TERM DATES

To:                                                       Date:

Re:      Lease dated __________, 19___ between _______________, Tenant, concerning Suite ____ located at _____________________________________.

Gentlemen:

         In accordance with the subject Lease, we wish to advise and/or confirm as follows:

         1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

         2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of ________ for a term of __________, ending on __________.

         3. That in accordance with the subject Lease, rental commenced to accrue on _____________.

         4. If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in said Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the terms of said Lease. Your rent checks should be made payable to __________________________ at

                               AGREED AND ACCEPTED

TENANT:                                                 LANDLORD:

           _______________________________

BY         _______________________________

Print Name _______________________________

Its        _______________________________

By         _______________________________

Print Name _______________________________

Its      _________________________________

                                    EXHIBIT E


                           TENANT ESTOPPEL CERTIFICATE

The undersigned, ________________________ ("Landlord"), with a mailing address c/o _________________________________, _____________________________________,
_____________________ and ____________________ ("Tenant"), hereby certify to
__________________________, a _________________________ as follows:

         1. Attached hereto is a true, correct and complete copy of that certain lease dated ______________, 19____ between Landlord and Tenant (the "Lease"), which demises premises which are located at
              ________________________________.

              The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

         2.   The term of the Lease commenced on _________________, 19____.

         3.   The term of the Lease shall expire on _________________, 19____.

         4.   The Lease has: (Initial one)

              ( ) not been amended, modified, supplemented, extended, renewed or assigned.

              ( ) been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto:

                     ------------------------------------------

                     ------------------------------------------

         5. Tenant has accepted, is now in possession of and is now conducting business in said Premises.

         6. Tenant and Landlord acknowledge that the Lease will be assigned to ______________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

         7. The amount of fixed monthly rent is $___________. Rent shall be increased based upon operating expense increase and as follows:
              _________________

         8. The amount of security deposits (if any) is $____________. No other security deposits have been made.

         9. Tenant is paying the full lease rental, which has been paid in full as of the date hereof. no rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

        10. All work required to be performed by Landlord under the Lease has been completed and all required contributions by Landlord to Tenant on account of Tenants improvements have been received.

        11. There are no defaults on the part of the Landlord or Tenant under the Lease.

        12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

        13. Tenant has no right to any concessions (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

        14. The Lease, amended as noted in Item 4 above, represents the entire agreement between Landlord and Tenant as to this leasing.

         All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

DATED:  ____________________________, 19___.

TENANT:                                                LANDLORD:

           _______________________________

By         _______________________________

Print Name _______________________________

Its        _______________________________

By         _______________________________

Print Name _______________________________

Its        _______________________________

                                    EXHIBIT F

                              RULES AND REGULATIONS

 1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors, windows and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chose by Landlord, using materials of Landlord's choice and in a style and format approved by Landlord.

 2. Tenant must use Landlord's window coverings in all exterior and atrium window offices. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

 3. Tenant shall not obstruct any sidewalks, halls passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building without Landlord's consent.

 4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

 5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

 6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

 7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

 8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

 9. Tenant shall not place or load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects, if such objects are considered necessary by Tenant, as determined by Landlord, shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals, except seeing-eye dogs when accompanied by their masters.

11. Tenant shall not use any method of heating or air conditioning other than the supplied or approved by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day. Heat and air conditioning shall be provided during ordinary business hours of generally recognized business days, but not less than the hours of 8:00 a.m. to 6:00 p.m. on Monday Friday (excluding in any event Saturdays, Sundays and legal holidays).

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and, except with regard to Tenant's computers and other equipment which require utilities on a twenty-four hour basis, all electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food beverage, towel or other similar services or accept barbering or bootblacking services upon the Premises, except as such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except to install normal wall hangings, and to secure files and book cases and other furniture that could fall over. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes or wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

20. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

21. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building or the Site are prohibited, and each tenant shall cooperate to prevent same.

22. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

23. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. If odor is objectionable by Landlord or other Tenant's of Building, microwave use may be prohibited by Landlord.

25. Tenant shall not use in any space or in the public halls of the Building any mailcarts or hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building except as provided in the Parking Rules and Regulations.

26. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

30. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

31. These Rules and Regulations (including Parking Rules and Regulations below) are in addition to the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event these Rules and Regulations conflict with any provision of the Lease, the Lease shall control.

32. Landlord reserves the right to make such other and reasonable Rules and Regulations (including Parking Rules and Regulations) as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

33. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

34. Each tenant and all employees and visitors of Tenant shall not use public areas of the Building from the upper ground floor level and above, including elevators, while wearing athletic attire, including, without limitations, bathing suits, sweatsuits, jogging clothes, etc. Smoking is prohibited in all enclosed Common Areas of the Building including without limitation the main lobby, all hallways, all elevators, all elevator lobbies, building conference rooms, and recreation rooms.

                          PARKING RULES AND REGULATIONS

 1. Tenant and employees of Tenant (hereinafter referred to as "Tenant") shall not park vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles.

 2.  Cars must be parked entirely within the stall lines painted on the floor.

 3.  All directional signs and arrows must be observed.

 4.  The speed limit shall be 5 miles per hour.

 5. Parking is prohibited, unless a floor parking attendant approved by Landlord directs otherwise:

     a.  In areas not striped for parking;

     b.  In aisles;

     c.  Where "No Parking" or "Handicap" signs are posted;

     d.  On ramps;

     e.  In crosshatched areas; or

     f. In such other areas as may be designated by Landlord, its agent, lessee or licensee.

 6. Parking stickers or any other device or form of identification which may be supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner.

 7. Every Tenant is requested to park and lock his own car. All responsibility for damage to cars to be repaired is assumed by Tenant. Tenant shall repair or cause to be repaired at its sole cost and expense any and all damage to the Building parking facility or any part thereof caused by Tenant or resulting from vehicles of Tenant.

 8. Loss or theft of parking identification devices from automobiles must be reported to Landlord immediately. Any parking identification devices found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices previously reported and then found must be reported found to the Landlord immediately.

 9. Spaces are for the express purpose of one automobile per space unless approved by Landlord directs otherwise. Washing, waxing, cleaning or servicing of any vehicle by the and/or his agents is prohibited. Storage of vehicles for periods exceeding one week is prohibited and said vehicles shall be subject to towing.

10. The Landlord reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant or person and/or his agents or representatives who willfully refuse to comply with the above Rules and Regulations or any City, State or Federal ordinance, law or agreement. Tenant shall not load or unload in areas other than those designated by Landlord for such activities.

12. Landlord reserves the right to charge for parking on a nondiscriminatory basis.

13. Tenant parked in prohibited areas are subject to towing at their own expense.

                                    EXHIBIT H

                                 HAZARDOUS WASTE

         Tenant shall use the Premises solely for the uses set forth in the Basic Lease Information to Paragraph 8 and shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord.

         In no event will Tenant use, introduce to the Premises, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Premises or transport or from the Premises any Hazardous material (as defined below) or allow its employees, agents, contractors, invitees or any other person or entry to do so.

         Tenant warrants that it shall not make any use of the Premises which may cause contamination of the soil, the subsoil or ground water. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within thirty (30) days before the date Landlord is obligated to pay a premium on the insurance. or within ten (10) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium.

         Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of any and all federal, state or local laws, ordinances, rules or regulations pertaining to health, industrial hygiene or the environmental conditions on, under or about the Premises.

         Tenant shall give immediate written notice of Landlord of (i) any action, proceeding or inquiry by any governmental authority or any third party with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property or (ii) any spill, release or discharge of Hazardous Materials that occurs with respect to the Premises or Tenant's operations.

         Tenant shall indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns (collectively "Landlord") from and against any and all claims arising from (i) Tenant's use of the Premises for the conduct of its business or from any activity, work or other things done or suffered by the Tenant in or about the Buildings, (ii) breach of or default in performance of any obligation on Tenant's part to be performed under the terms of this Lease, (iii) any act or negligence of Tenant, or any officer, agent, employee, guest or invitee of Tenant. The indemnity shall include all costs, fines, penalties, judgments, losses, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon including, without limitation, (a) all foreseeable consequential damages including without limitation loss of rental income and diminution in property value; and (b) the costs of any cleanup, detoxification or other ameliorative work of any kind or nature required by any governmental agency having jurisdiction thereof or Landlord. This indemnity shall survive the expiration or termination of this Lease. In any action or proceeding brought against Landlord by reason of any such claim, upon notice from Landlord if Landlord does not elect to retain separate counsel, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

                                    EXHIBIT G

                      STANDARDS FOR UTILITIES AND SERVICES

         The following Standards for utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

         As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

         (a) Provide non-attended automatic elevator facilities Monday through Friday, except holidays from 8 a.m. to 6 p.m.

         (b) On Monday through Friday, except holidays, from 8 a.m. to 6 p.m. (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieve maximum cooling when the window coverings are closed. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device conduit or pipe to the b chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installation or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with it obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then-current journeymen's wages for air conditioning mechanics.

         (c) Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting and fractional horsepower office business machines in an amount not to exceed .025 KWH per square foot per normal business day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Said estimates to be reviewed and adjusted quarterly. Tenant agrees not to use any apparatus or device in, or upon. or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.

         (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment. Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

         (e) Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the pr as offices.

         Landlord reserves the right to stop service of the elevators, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenant, conditions, provisions or agreements of this Lease or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                    EXHIBIT D

                           NOTICE OF LEASE TERM DATES

To:      SYNON, INC.





         Date:  JUNE 18, 1991

Re:      Lease dated APRIL 22, 1991 between SYNON, INC., Tenant, concerning
Suite * located at 1100 LARKSPUR LANDING CIRCLE, LARKSPUR, CA  94939
         *SUITES    150 - 1,408 Rentable Sq. Ft.
                    180 - 6,083 Rentable Sq. Ft.
                          -----
                          7,491 Total
Gentlemen:


         In accordance with the subject Lease, we wish to advise and/or confirm as follows:

         1. That the Premises above have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

         2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of 6/22/91 for a term of 57 MONTHS and 9 days, ending on 3/31/96.

         3. That in accordance with the subject Lease, rental commenced to accrue on 6/21/91.

         4. If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in said Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to LINCOLN PROPERTY COMPANY at 1100 LARKSPUR LANDING CIRCLE, STE 155, LARKSPUR, CA 94939.

                               AGREED AND ACCEPTED

TENANT:                                      LANDLORD:


                   SYNON, INC.               LINCOLN PROPERTY COMPANY N.C., INC.
           ---------------------------

By         /s/ DENNIS HOLLIGAN               By  /s/ JOHN R. MILLER
           ---------------------------           -------------------------------
Print Name DENNIS G. HOLLIGAN
           --------------------------
Its        CHIEF FINANCIAL OFFICER
           --------------------------
By         __________________________

Print Name __________________________

Its        __________________________

                                    EXHIBIT D

                           NOTICE OF LEASE TERM DATES

To:      SYNON, INC.                                        Date:  JUNE 18, 1991

Re: Lease dated APRIL 22, 1991 between SYNON, INC., Tenant, concerning Suite * located at 1100 LARKSPUR LANDING CIRCLE, LARKSPUR, CA 94939 *SUITE 175 - 2,130 Rentable Sq. Ft.

Gentlemen:

         In accordance with the subject Lease, we wish to advise and/or confirm as follows:

         1. That the Premises above have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

         2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of 6/15/91 for a term of 57 1/2 MONTHS, ending on 3/31/96.

         3. That in accordance with the subject Lease, rental commenced to accrue on 6/15/91.

         4. If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in said Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to LINCOLN PROPERTY COMPANY at 1100 LARKSPUR LANDING CIRCLE, STE 155, LARKSPUR, CA 94939.



                               AGREED AND ACCEPTED

TENANT:                                      LANDLORD:


                   SYNON, INC.               LINCOLN PROPERTY COMPANY N.C., INC.
           ---------------------------

By         /s/ DENNIS HOLLIGAN               By  /s/ JOHN R. MILLER
           ---------------------------           -------------------------------
Print Name Dennis G. Holligan
           --------------------------
Its        CHIEF FINANCIAL OFFICER
           --------------------------
By         __________________________

Print Name __________________________

Its        __________________________

                                    EXHIBIT D

                           NOTICE OF LEASE TERM DATES

To:      SYNON, INC.                                         Date:  May 29, 1991

Re: Lease dated April 22, 1991 between SYNON, INC., Tenant, concerning Suite * located at 1100 LARKSPUR LANDING CIRCLE, LARKSPUR, CA 94939 *SUITES 185 - 1,008 rentable square feet
                 195 - 1,086 rentable square feet
                       -----
                       2,094 Total

Gentlemen:

         In accordance with the subject Lease, we wish to advise and/or confirm as follows:

         1. That the Premises above have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

         2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of 5/17/91 for a term of 58 1/2 Months, ending on 3/31/96.

         3. That in accordance with the subject Lease, rental commenced to accrue on 5/17/91.

         4. If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in said Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to Lincoln Property Company at 1100 Larkspur Landing Circle, Ste 155, Larkspur, CA 94939.

         6. That rent for the period of 5/17/91 - 5/31/91 shall be at the Early Occupancy rate of $2.15 per rentable square feet per Rider #9 of the Lease.

                               AGREED AND ACCEPTED

TENANT:                                      LANDLORD:


                   SYNON, INC.               LINCOLN PROPERTY COMPANY N.C., INC.
           ---------------------------

By         /s/ DENNIS HOLLIGAN               By  /s/ BURCH BOONE
           ---------------------------           -------------------------------
Print Name Dennis G. Holligan                        Burch Boone
           --------------------------                Vice President
Its        CHIEF FINANCIAL OFFICER
           --------------------------
By         __________________________

Print Name __________________________

Its        __________________________

                            LEASE AMENDMENT AGREEMENT

The Amendment Agreement, made as of this date, October 1, 1992, by and between LINCOLN PROPERTY COMPANY N.C., INC., as Manager and Agent for Owner, hereinafter referred to as Landlord, and SYNON INC., an Illinois corporation hereinafter referred to as Tenant.

WITNESSETH:

WHEREAS, the Tenant leased from Landlord, by Lease dated April 22, 1991, hereinafter referred to as the Lease, (the term "Lease" includes any amendments or modifications thereof) 10,460 useable square feet and 11,715 rentable square feet on the First Floor of that certain Building known as 1100 Larkspur Landing Circle, Suites, 180, 150, 185, 195, and
175, Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend this Lease to eliminate a portion of the Premises.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

         1. PREMISES: The Premises, as defined in said Lease shall be decreased by 1,902 useable square feet, and 2,130 rentable square feet, outlined in red on Exhibit "B" attached hereto, on the First Floor of that certain building known as 1100 Larkspur Landing Circle, Suite 175, Larkspur, California, effective October 31, 1992.

         2. BASIC RENT: Paragraph 1 (q) of said Lease is hereby amended to decrease the Basic Rent stipulated therein from $25,187.00 per month to $21,144.51 per month, effective October 31, 1992.

         3. ADDITIONAL RENT: Paragraph 1(s) of said Lease is hereby amended to decrease Tenant's proportionate share of any increase in Operating Expenses to 12.27%.

         4. SECURITY DEPOSIT: Paragraph 1 (t) of said Lease is hereby amended to decrease the Security Deposit stipulated therein from $25,
              187.00 to $21,144.51 for a Security Deposit refund of $4,042.49.

         5. SIGNAGE: Rider #5, "Signage", of said Lease is hereby amended to decrease Tenant's building occupancy requirement for signage from 56% (44,000 rentable square feet) to 54.6% (42,675 rentable square feet).

All other terms and conditions of this Lease remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto subscribe their names as of the above date.

LINCOLN PROPERTY COMPANY N.C., INC.,
as Manager and Agent for Owner

BY: /s/ ROGER LEE OSER  11/2/92
   -----------------------------------
   Roger Lee Oser, V.P.

         "LANDLORD"

SYNON, INC.
an Illinois corporation

BY /s/ PAUL WILDE
   -----------------------------------
   Paul Wilde,
   Vice President of Finance
         "TENANT"

                                    EXHIBIT B

                                    SITE PLAN


                   [GRAPHIC DEPICTION OF FLOOR PLAN OMITTED]

                               LEASE AMENDMENT TWO


This Lease Amendment Two, made as of this date, April 19, 1996, by and between LINCOLN PROPERTY COMPANY N.C., INC., as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd., hereinafter referred to as Landlord, and SYNON, INC., an Illinois corporation, hereinafter referred to as Tenant.

WITNESSETH:

WHEREAS, the Tenant leased from Landlord, by Office Lease dated April 22, 1991, hereinafter referred to as the Lease, (the term "Lease" includes any amendments or modifications thereof) approximately 9,585 rentable square feet on the first floor of that certain Building known as 1100 Larkspur Landing Circle, Suites 180, 150, 185, and 195, Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend this Lease to provide an extended term ("Extended Term One").

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

         A. TERM: Paragraph 1(k), "Term" of said Lease is hereby extended for an additional term of twelve (12) months, ("Extended Term One"), commencing April 1, 1996 and ending March 31, 1997.

         B. BASIC RENT: Paragraph 1(q) "Monthly Basic Rent" of said Lease is hereby amended to reduce Tenant's Monthly Basic Rent from $22,998.15 to $21,566.25 effective April 1, 1996, and thereby the "Annual Basic Rent" shall be $258,795.00.

All other terms and conditions of this Lease remain in full force and effect. If any inconsistencies in the terms and conditions arise between the Lease and the Lease Amendment Two, the terms and conditions of Lease Amendment Two shall prevail.

IN WITNESS WHEREOF, the Parties hereto subscribe their names as of the above date.

LINCOLN PROPERTY COMPANY N.C., INC.,
as Manager and Agent for
Lincoln Larkspur Office Three Associates, Ltd.

By: /s/ D. ALLEN PALMER
   ---------------------------------------------
   D. Allen Palmer

Its:     Vice President
    --------------------------------------------

                  "LANDLORD"

SYNON, INC.
an Illinois corporation

By: /s/ DENNIS HOLLIGAN
   ---------------------------------------------
Its:     DIRECTOR OF ADMINISTRATION
    --------------------------------------------

                  "TENANT"

                              LEASE AMENDMENT THREE

This Lease Amendment Four, made as of this date, March 28, 1997, by and between LINCOLN - PROPERTY COMPANY N.C., INC., as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd., hereinafter referred to as Landlord, and SYNON, INC., an Illinois corporation hereinafter referred to as Tenant.

WITNESSETH:

WHEREAS, the Tenant leased from Landlord, by Office Lease dated April 22, 1991, hereinafter referred to as the Lease, (the term "Lease" includes any amendments or modifications thereof) approximately 9,585 rentable square feet on the first floor of that certain Building known as 1100 Larkspur Landing Circle, Suites 180,150,185, and 195, Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend this Lease to provide an extended term ("Extended Term Two").

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

         A. TERM: Paragraph 1 (k), "Term" of said Lease is hereby extended for an additional term of thirty-six (36) months, ("Extended Term Two"), commencing April 1, 1997 and ending March 31, 2000.

         B. ADJUSTED BASIC RENT: Paragraph 5(b), "Adjusted Basic Rent" of said Lease is hereby amended to exclude an increase in the Adjusted Basic Rent for the year of 1997. Therefore, the next Adjustment to Basic Rent shall be April 1, 1998.

         C. OPERATING EXPENSE ALLOWANCE: Paragraph 1 (r), "Operating Expense Allowance" of said Lease is hereby amended to change the Operating Expense Allowance from Tenant's proportionate share of 1991 actual Operating Expenses to Tenant's proportionate share of 1997 actual Operating Expenses, effective January 1, 1997.

         D. TENANT IMPROVEMENT: Landlord shall contribute up to $28,755.00 (9,585 sf x $3.00) towards Tenant Improvements which shall be mutually acceptable between Landlord and Tenant.

         E. FIRST RIGHT TO NEGOTIATE - SUITE 190: Landlord and Tenant acknowledge that Rider #4, "First Right to Negotiate - Suite 190" of said Lease is hereby made void with the execution of this Lease Amendment Three.

All other terms and conditions of this Lease remain in full force and effect. If any inconsistencies in the terms and conditions arise between the Lease and the Lease Amendment Three, the terms and conditions of Lease Amendment Three shall prevail.

IN WITNESS WHEREOF, the Parties hereto subscribe their names as of the above date.

LINCOLN PROPERTY COMPANY N.C., INC.,
as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd.

By: /s/  D. ALLEN PALMER
    ---------------------------------------------
    D. Allen Palmer, Vice President

                  "LANDLORD"

SYNON, INC.
an Illinois corporation

By: /s/ DENNIS HOLLIGAN
    ---------------------------------------------
    Dennis Holligan, Director of Administration

                  "TENANT"

                                OFFICE LEASE #4









                           LANDLORD: LARKSPUR LANDING







                               TENANT: SYNON, INC.

                                TABLE OF CONTENTS



                                                                             Page
                                                                             ----
1.       Terms and Definitions ............................................   1
2.       Promises and Common Areas Leased .................................   2
3.       Term .............................................................   3
4.       Possession .......................................................   3
5.       Annual Basic Rent ................................................   3
6.       Rental Adjustment ................................................   3
7.       Security Deposit .................................................   5
8.       Use ..............................................................   5
9.       Payments and Notices .............................................   6
10.      Brokers ..........................................................   6
11.      Holding Over .....................................................   6
12.      Taxes on Tenant's Property .......................................   6
13.      Condition of Premises ............................................   7
14.      Alterations ......................................................   7
15.      Repairs ..........................................................   9
16.      Liens ............................................................   9
17.      Entry by Landlord ................................................   9
18.      Utilities and Services ...........................................   9
19.      Indemnification ..................................................  10
20.      Damage to Tenant's Property ......................................  10
21.      Insurance ........................................................  10
22.      Damage or Destruction ............................................  11
23.      Eminent Domain ...................................................  12
24.      Bankruptcy .......................................................  12
25.      Defaults and Remedies ............................................  12
26.      Assignment and Subletting ........................................  13
27.      Quiet Enjoyment ..................................................  14
28.      Subordination ....................................................  14
29.      Estoppel Certificate .............................................  14
30.      Building Planning ................................................  15
31       Rules and Regulations ............................................  15
         Conflict of Laws .................................................  15
         Successors and Assigns ...........................................  15
34.      Surrender of Premises ............................................  15
35.      Professional Fees ................................................  15
36.      Performance by Tenant ............................................  15
37.      Mortgagee and Senior Lessor Protection ...........................  16
38.      Definition of Landlord ...........................................  16
39.      Waiver ...........................................................  16
40.      Identification of Tenant .........................................  16
41.      Parking and Transportation .......................................  16
42.      Office and Communications Services ...............................  16
43.      Terms and Headings ...............................................  17
44.      Examination of Lease .............................................  17
45.      Time .............................................................  17
46.      Prior Agreement; Amendments ......................................  17
47.      Separability .....................................................  17
48.      Recording ........................................................  17
49.      Limitation on Liability ..........................................  17
50.      Riders ...........................................................  17
51.      Signs ............................................................  17
52.      Modification for Lender ..........................................  17
53.      Accord and Satisfaction ..........................................  17
54.      Financial Statements .............................................  17
55.      Tenant as Corporation ............................................  17
56.      No Partnership or Joint Venture ..................................  17

EXHIBITS

A.       Outline of Floor Plan of Premises ................................  A-1
B.       Site Plan ........................................................  B-1
C.       Work Letter Agreement ............................................  C-1
D.       Sample Form of Notice of Lease Term Dates ........................  D-1
E.       Sample Form of Tenant Estoppel Certificate .......................  E-1
F.       Rules and Regulations ............................................  F-1
G.       Standard for Utilities Services ..................................  G-1
H.       Hazardous Waste ..................................................  H-1

                           STANDARD FORM OFFICE LEASE

THIS LEASE is made as of the 22nd day of September, 1992, by and between Landlord and Tenant.

                                   WITNESSETH:

1. Terms and Definitions. For the purposes of this Lease, the following terms shall have the following definitions and meanings:

(a)  Landlord: Lincoln Property Company N.C., Inc.

(b)  Landlord's Address: Copy to:

     1100 Larkspur Landing Circle, Suite 155
     Larkspur.  California 94939

(c)  Tenant: Synon. Inc., an Illinois corporation
     ------------------------------------------

(d)  Tenant's Address: (Prior to Commencement Date)

     1100 Larkspur Landing Circle, Suite 300
     --------------------------------------------------
     Larkspur, CA 94939
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------

     Tenant's Address: (After Commencement Date)

     Same as above
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------

(e)  Building Address: 1100 Larkspur Landing Circle, Larkspur, CA 94939

(f)  Suite Number. 365

(g)  Floor(s) upon which the Premises arc located: 3rd

(h)  Premises; Those certain premises defined in Subparagraph 2(a) hereinbelow.

(i)  Site: The parcel of real property defined in Subparagraph 2(a) below.

(j)  Approximate Rentable Square Feet: 7,513

(k)  Term: four Lease Years and seven Months.

(1) Building Standard Work: All the work to be done at Landlord's expense (including the "Allowance" as described in Subparagraph 6 of the Work Letter Agreement) in the Premises pursuant to the provisions of the Work Letter Agreement described in Paragraph 2 below.

(m) Building Nonstandard Work: All the work done in the Premises by Landlord pursuant to the provisions of the Work Letter Agreement other than the Building Standard Work.

(n) Aggregate Improvements: The aggregate of the Building Standard Work and the Building Nonstandard Work.

(o)  Estimated Commencement Date: November 1, 1992

(p)  Commencement Date: The earlier of the following two dates:

         (i) The date upon which the Tenant takes possession of or commences the operation of its business in the Premises, which Tenant agrees will be accomplished as soon as reasonably possible after the issuance of the Certificate of Occupancy or temporary Certificate of Occupancy for the Premises; or

         (ii) The date upon which the Aggregate Improvements have been substantially completed as determined by Landlord

(q)  Annual Basic Rent: $193,836.00
    Monthly Basic Rent:  $16,153.00

(r) Operating Expenses Allowance-Tenant's percentage share of 1993 Operating Expenses

(s)  Tenant's Percentage Share: 9.62%

(t)  Security Deposit: $16,153.00

(u)  Permitted Use: office use

(v)  Brokers: N/A

(w)  Landlord's Construction Representative: N/A Telephone:

(x)  Tenant's Construction Representative: N/A Telephone:

(y)  Parking: See Paragraph 41.

(z) Riders: -0- through -0- inclusive, which Riders are attached to this Lease and are incorporated herein by this reference.

(aa) Lease Year: A period of twelve (12) consecutive months, the first such period commencing on the Commencement Date and consecutive periods beginning on each consecutive anniversary thereof.

(bb) Exhibits: A through H inclusive, which Exhibits are attached to this Lease and are incorporated herein by this reference.

         2. PREMISES AND COMMON AREAS LEASED.

         (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises contained within the suite designated in Paragraph 1, outlined on the Floor Plan attached hereto and marked Exhibit "A" and incorporated herein by this reference in the building and parking facilities at the address designated in Subparagraph 1(e) above (the "Building'), located the parcel of real property (the "Site") outlined on the Site Plan attached hereto as Exhibit "B", and incorporated herein by this reference, and improved or to be improved by Landlord with the Aggregate Improvements described in the Work Letter Agreement, a copy of which is attached hereto and marked Exhibit "C" and incorporated herein by this reference. By taking possession of the Premises Tenant accepts the Aggregate Improvements as completed or as substantially completed. In the latter case, Landlord shall provide Tenant with a list of incomplete and/or corrective items, which list shall be approved and acknowledged by Tenant within ten (10) days of receipt and which items Landlord shall complete and/or correct promptly thereafter.

         The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

         (b) Tenant shall have the nonexclusive right to us in common with other tenants in the Building and subject to the Rules and Regulations referred to in Paragraph 31 below, the following areas ("Common Areas") appurtenant to the
Premises:

             (i) The common entrances, lobbies, restrooms, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises;

             (ii) Parking areas(subject to the provisions of Paragraph 41 hereinbelow), loading and unloading areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas appurtenant to the Building.

         (c) Landlord reserves the right from time to time without unreasonable interference with Tenant's use:

             (i) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building;

             (ii) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways and, subject to Paragraph 41, parking spaces and parking areas;

             (iii) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

             (iv) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building, or any portion thereof;

             (v) To do and perform such other acts and make such other changes in, to or with respect to the Site. Common Areas and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

         3. TERM. The term of this Lease shall be for the period designated in Subparagraph 1(k) commencing on the Commencement Date, and ending on the expiration of such period. unless the term hereby demised shall be sooner terminated as hereinafter provided. The Commencement Date and the date upon which the term of this Lease shall end shall be determined in accordance with the provisions of Subparagraph 1(p) and said dates will be specified in Landlord's Notice of Lease Term Dates ("Notice"), in the form of Exhibit "D" which is attached hereto and is incorporated herein by this reference, and shall be served upon Tenant as provided in Paragraph 9, after Landlord delivers or tenders possession of the Premises to Tenant. The Notice shall be binding upon Tenant unless Tenant objects to the Notice in writing, served upon Landlord as provided for in Paragraph 9 hereof, within five (5) days of Tenant's receipt of the Notice.

         4. POSSESSION. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant on the date above specified for the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom.

         5. ANNUAL BASIC RENT.

         (a) Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the Annual Basic Rent designated in Subparagraph 1(q) (subject to adjustment as hereinafter provided) in twelve (12) equal monthly installments ("Monthly Basic Rent"), each in advance on the first day of each and every calendar month during said term, except that the first month's rent shall be paid upon the execution hereof. In the event the term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such rental shall be paid at the commencement of such periods. In addition to said Annual Basic Rent, Tenant agrees to pay the amount of the rental adjustments as and when hereinafter provided in this Lease. Said Annual Basic Rent, additional rent, and rental adjustments shall be paid to Landlord, without any prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Subparagraph 1(b) or to such other person at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant under, including, without limitation, payments for real property taxes, insurance. repairs, and parking shall be considered additional rent for the purposes of this Lease, and the word 'rent' in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced.

         (b)      RENT ESCALATION. See Page 18, "ADJUSTED BASIC RENT"

         6.       RENTAL ADJUSTMENT.

         (a) For the purposes of this Subparagraph 6(a), the following terms are defined as follows:

         TENANT'S PERCENTAGE SHARE. Tenant's Percentage Share shall mean that portion of the total rentable area of the Building leased by Tenant as set forth as percentage in Subparagraph 1(s) above.

         OPERATING EXPENSES ALLOWANCE. Operating Expenses Allowance shall mean that portion of Tenant's Percentage Share of the Operating Expenses which Landlord has included in the Annual Basic Rent and which amount is set forth in Subparagraph 1(r) above.

         OPERATING EXPENSES. Operating Expenses shall consist of a1l direct costs of operation and maintenance of the Building, the Common Areas and the Site as determined by standard accounting practices, calculated assuming the Building is fully occupied, including the following costs by way of illustration, but not limitation: real property taxes and assessments and any taxes or assessments hereafter imposed in lieu thereof; rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both); water and sewer charges; the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Premises reasonably deems necessary in connection with the operation of the Building; utilities; janitorial services; security; labor; parking expenses, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises; the cost (amortized over such reasonable period as Landlord shall determine together with interest at the maximum rate allowed by law on the unamortized balance) of (a) any capital improvements made to the Building by the Landlord after the first year of the term of the Lease that reduce other Operating Expenses, or made to the Building by Landlord after the date of the Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, or (b) replacement of any building equipment needed to operate the Building at the same quality levels as prior to the replacement; costs incurred in the management of the Building, if any (including supplies, wages and salaries of employees used in the management, operation and maintenance of the Building, and payroll taxes and similar governmental charges with respect thereto); on site Building management office rental; a management fee; air conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; repair and maintenance of the structural portions of the Building, including the plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord; and maintenance, costs and upkeep of all parking and common areas, rental of personal property used in maintenance; costs and expenses of gardening and landscaping, maintenance of signs (other than Tenant's signs); personal property taxes levied on or attributable to personal property used in connection with the entire Building, including the Common Areas; reasonable audit or verification fees; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves. Operating Expenses shall not include depreciation on the Building or equipment therein, Landlord's executive salaries, real estate brokers' commissions, interest expense on Building financing; amortization of cost of tenant improvements in the Building; ground rent; income and franchise taxes; dividends; and attorney's fees and expenses which are not related to the operation of the Building.

         As used herein, the term "real property taxes" shall included any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, including, but not limited to, the following:

         (i) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

         (ii) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real estate tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 Election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

         (iii) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, City or Federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof:

         (iv) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises;

         (v) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system instituted within the geographic area of which the Building is a part; or

         (vi) reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes.

         Notwithstanding any provision of this Subparagraph 6(a) expressed or implied to the contrary, "real property taxes" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

Preceding calendar year during the term of this Lease, Landlord shall endeavor to deliver to Tenant a statement ("Estimate Statement") wherein Landlord shall estimate the Operating Expenses for the current calendar year, and the amount by which Tenant's Percentage Share of the Operating Expenses on account of the operation or maintenance of the Building is in excess of the Operating Expenses Allowance. If Tenant's Percentage Share of the Operating Expenses estimated in the Estimate Statement exceeds the Operating Expenses Allowance then such excess amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be paid concurrently with the regular monthly rent payments for the balance of the calendar year and shall continue until the next calendar year's Estimate Statement is rendered. By the first day of June of each succeeding calendar year during the term of this Lease, Landlord shall endeavor to deliver to Tenant a statement ("Actual Statement") wherein Landlord shall state the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals a greater increase in Tenant's Percentage Share of Operating Expenses than was estimated by Landlord in the Estimated Statement delivered its provided herein, then upon receipt of the Actual Statement from Landlord, Tenant shall pay a lump sum equal to said total increase over the Operating Expenses Allowance, less the total of the monthly installments of increases set forth on the Estimate Statement which were paid in the previous calendar year. If, in any calendar year, Tenant's Percentage Share of Operating Expenses is less than the preceding calendar year, then upon receipt of Landlord's Actual Statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited toward the next monthly rent falling due and the monthly installment of Tenant's Percentage Share of Operating Expenses to be paid pursuant to the then current Estimate Statement shall be adjusted to reflect such lower expenses for the most recent calendar year, or if this Lease has been terminated, such excess shall be credited against any amount which Tenant owes Landlord pursuant to this Lease and, to the extent all amounts which Tenant owes Landlord pursuant to this Lease have been paid, Landlord shall promptly pay such excess to Tenant. Any delay or failure by Landlord in delivering any estimate or statement pursuant to this Paragraph shall not constitute a waiver of its right to require an increase in rent nor shall it relieve Tenant of its obligations pursuant to this Paragraph, except that Tenant shall not be obligated to make any payments based on estimate or statement until ten (10) days after receipt of such estimate or statement.

         (c) Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage Share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

         (d) Notwithstanding anything contained in this Paragraph 6, the rental payable by Tenant shall in no event be less than the rent specified in Paragraph 5 hereof.

         7. SECURITY DEPOSIT. Tenant has deposited with Landlord the Security Deposit designated in Subparagraph I (t). Said deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Security Deposit. If 0Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 5 and 6 hereof has been determined and paid in full. Should Landlord sell its interest in the Premises during the term hereof and if Landlord deposits with the purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit.

         8. USE. Tenant shall use the Premises for general office purposes and purposes incident thereto in compliance with Exhibit H, Hazardous Waste, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of any recorded covenants, conditions and restrictions affecting the Site or of any law or of the Certificate of Occupancy issued for the Building of which the premises are a part, and shall upon five (5) days' written notice from Landlord, discontinue any use of the Premises which declared by any governmental authority having jurisdiction to be a violation of any recorded covenants, conditions and restrictions affecting the Site or of any law or of said Certificate of Occupancy. Tenant may not offer shared tenant services, such as but not limited to telecommunications, data processing or word processing, to any unaffiliated tenant in the Building without Landlord's prior written consent, which consent may be withheld by Landlord at its sole and absolute discretion. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty, upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord as additional rent for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph 8. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Promises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance. Tenant shall not place a load upon the Premises exceeding the average pounds of live load per square foot of floor area specified for the Building by Landlord's architect, with the partitions to be considered a part of the live load. Landlord reserves the right to prescribe the weight and position of all safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant as to eliminate such vibration or noise. Tenant shall be responsible for all structural engineering required to determine structural load. Tenant shall fasten all files, bookcases and like furnishings to walls in a manner to prevent tipping over in the event of earth movements. Landlord shall not be responsible for any damage or liability for such events.

         9. PAYMENTS AND NOTICES. *Payments will be by check only, unless Tenant is in default, as per Paragraph 25. All rents and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord by check, cashier's check, or cash, at Landlord's option, at the address designated by Landlord in Subparagraph I (b) above or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building or to Landlord at both of the addresses designated in Subparagraph 1(b). Either party may by written notice to the other specify a different address for notice purposes except that Landlord may in any event use Premises as Tenant's address for notice purposes. If more than one person or entity constitutes the "Tenant" under this Lease, service of any notice upon any one of said persons or entities shall be deemed as service upon all of said persons or entities.

         10. BROKERS. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated Subparagraph l(v), and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefor. As part of the consideration for the granting of this Lease, Tenant represents and warrants to Landlord that to Tenant's knowledge no other broker, agent or finder negotiated or was instrumental in negotiating or consummating this Lease and that Tenant knows of no other real estate broker, agent or finder who is, or might be, entitled to a commission or compensation in connection with this Lease. Any broker, agent or finder of Tenant whom Tenant has failed to disclose herein shall be paid by Tenant. Tenant shall hold Landlord harmless from all damages and indemnify Landlord for all said damages paid or incurred by Landlord resulting from any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein.

         11. HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to two hundred fifty (250%) of the Annual Basic Rent which would be applicable to the Premises upon the date of such expiration (subject to adjustment as provided in Paragraph 6 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

         12.      TAXES ON TENANT'S PROPERTY.

         (a) Tenant shall be liable for and shall pay at least ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event, at Tenant's sole cost and expense, Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, amount so recovered to belong to Tenant.

         (b) If the Aggregate Improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Aggregate Improvements conforming to Landlord's "Building Standard" in other space in the Building are assessed, then the real property taxes and assessment levied against Landlord or the property by on of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be ned by the provisions of Subparagraph l2(a),above. If the records of the County Assessor are available and sufficiently ted to serve as a basis for determining whether said Aggregate Improvements are assessed at a higher valuation than Landlord's "Building Standard", such records shall be binding on both Landlord and Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

         13. CONDITION OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking possession of the Premises by Tenant shall conclusively establish that the Premises and be Building were a such time in satisfactory condition however, partial occupancy and rent commencement will not interfere with Landlord's obligation to complete Tenant Improvements. Without limiting the foregoing, Tenant's execution of the Notice attached hereto a Exhibit "D" shall constitute a specific acknowledgment and acceptance of the various start-up inconveniences that may be associated with the use of the Building Common Areas such as certain construction obstacles including scaffolding, delays in the use of freight elevator service, certain elevators not being available to Tenant, the passage of work crews using elevators, uneven air conditioning service, and other typical conditions incident to recently constructed office buildings. Further, Tenant's execution of said Notice shall constitute an acknowledgment, in light of the practical impossibility of ensuring that every floor slab has been installed with absolutely no deflection, that all wood floor coverings, wood paneling , and similar interior Aggregate Improvements have been and/or will be designed to accommodate the actual floor slab deflection unique to each particular area of the Premises to be so improved.

         14.      ALTERATIONS.

         (a) Tenant may, at any time and from time to time during the term of this Lease, at its sole cost and expense, make alterations, additions, installations, substitutions, improvements and decorations (hereinafter collectively called "Changes") in and to the Premises, excluding structural changes, on the following conditions, and providing such Changes will not result in a violation of or require a change in the Certificate of Occupancy applicable to the Premises:

         (i) The outside appearance, character or use of the Building shall not be affected, and no Changes shall weaken or impair the structural strength or, in the opinion of Landlord, lessen the value of the Building or create the potential for unusual expenses to be incurred upon the removal of Changes and the restoration of the Premises upon the termination of this Lease.

         (ii) No part of the Building outside of the Premises shall be physically affected.

         (iii) The proper functioning of any of the mechanical, electrical, sanitary and other service systems or installations of the Building ("Service Facilities") shall not be adversely affected and there shall be no construction which might interfere with Landlord's free access to the Service Facilities or interfere with the moving of Landlord's equipment to or from the enclosures containing the Service Facilities.

         (iv) In performing the work involved in making such Changes, Tenant shall be bound by and observe all of the conditions and covenants contained in this Paragraph.

         (v) All work shall be done at such times and in such manner as Landlord from time to time may designate.

         (vi) Tenant shall not be permitted to install and make part of the Premises any materials, fixtures or articles which are subject to liens, conditional sales contracts or chattel mortgages.

         (vii) At the date upon which the term of this Lease shall end, or the date of any earlier termination of this Lease, Tenant shall on Landlord's written request restore the Premises to their condition prior to the making of any Changes permitted by this Paragraph, reasonable wear and tear excepted.

         (b) Before proceeding with any Change (exclusive of changes to items constituting Tenant's Personal Property), Tenant shall submit to Landlord plans and specifications for the work to be done, which shall require Landlord's written approval. Landlord shall then prepare or cause to be prepared, at Tenant's expense, mechanical, electrical and plumbing drawings and may confer with consultants in connection with the preparation of such drawings and may also submit to such consultant(s) any of the plans prepared by Tenant. If Landlord or such consultant(s) shall disapprove of any of the Tenant's plans Tenant shall be advised of the reasons of such disapproval. In any event, Tenant agrees to pay to Landlord, as additional rent, the cost of such consultation and review immediately upon receipt of invoices either from Landlord or such consultant(s). Any Change for which approval has been received shall be performed strictly in accordance with the approved plans and specifications and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord.

         (c) If the proposed Change requires approval by or notice to the lessor of a superior lease or the holder of a mortgage, no Change shall be proceeded with until such approval has been received, or such notice has been given, as the case may be and all applicable conditions and provisions of said superior lease or mortgage with respect to the proposed Change or ation have been met or complied with at Tenant's expense; and Landlord, if it approves the Change, will request such roval or give such notice, as the case may be.

         (d) After Landlord's written approval has been sent to Tenant and the approval by or notice to the lessor of a superior lease or the holder of a superior mortgage has been received or given, as the case may be, Tenant shall enter into an agreement the performance of the work to be done pursuant to this Paragraph with Landlord's contractor. In any event, Tenant agrees to pay to Landlord, at Landlord's option, in advance of construction based upon Landlord's cost estimates, or as additional rent the cost of such construction immediately upon receipt from Landlord of invoices from time to time during the course of such construction. All costs and expenses incurred in Changes shall be paid by Tenant within seven (7) days after each billing by Landlord or any such contractor or contractors. If Landlord approves the construction of specific interior improvements in the Premises by contractors or mechanics selected by Tenant and approved by Landlord, then Tenant's contractors shall obtain on behalf of Tenant and at Tenant's sole cost and expense, (i) all necessary governmental permits and certificates for the commencement and prosecution of Tenant's Changes and for final approval thereof upon completion, and (ii) a completion and lien indemnity bond, or other surety, satisfactory to Landlord, for the Changes. In the event Tenant shall request any changes in the work to be performed after the submission of the plans referred to in this Paragraph 14, such additional changes shall be subject to the same approvals and notices as the changes initially submitted by Tenant.

         (e) Tenant shall pay to Landlord for Landlord's services in the event Landlord performs as a general contractor in connection with the work performed pursuant to this Paragraph 14, a fee equal to 7% of the total cost of the changes, and Landlord's reasonable overhead related thereto.

         (f) All Changes and the performance thereof shall at all times comply with (i) all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental authorities, agencies, offices, departments, bureaus and boards having jurisdiction thereof, (ii) all rules, orders, directions, regulations and requirements of the Pacific Fire Rating Bureau, or of any similar insurance body or bodies, and (iii) all rules and regulations of Landlord, and Tenant shall cause Changes to be performed in compliance therewith and in good and first class workmanlike manner, using materials and equipment at least equal in quality and class to the original installations of the Building. Changes shall be performed in such manner as not to interfere with the occupancy of any other tenant in the Building nor delay or impose any additional expense upon Landlord in construction, maintenance or operation of the Building, and shall be performed by Contractors or mechanics approved by Landlord and submitted to Tenant pursuant to this Paragraph, who shall coordinate their work in cooperation with any other work being performed with respect to the Building. Throughout the performance of Changes, Tenant, at its expense, shall carry, or cause to be carried, workmen's compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Building, of which Landlord and its managing agent shall be named as parties insured, in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord all in compliance with Subparagraph 21(b).

         (g) Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, panelling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may by written notice to Tenant, given at least thirty (30) days prior to the end of the term, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair any damage to the Premises arising from such removal or, at Landlord's option, shall pay to the Landlord all of Landlord's costs of such removal and repair.

         (h) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

         (i) Subject to Landlord's agreement to minimize any disturbance of Tenant's use of the Premises, Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Site or the Building (including the Premises required so to do by any law or regulation) and the fixtures and equipment thereof, as wall as in or to the street entrances, halls, passages and stairways thereof, to change the name by which the Building is commonly known except as controlled by the signage provision, Rider #5, between Landlord and Tenant in that Lease dated April 22, 1991, as Landlord may deem necessary or desirable. Nothing contained in this Paragraph 14 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority and nothing contained in this Paragraph 14, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision of repair of the Building or any part thereof other than as otherwise provided in this Lease.

         15.      REPAIRS.

         (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair however, partial occupancy and rent commencement will not interfere with Landlord's obligation to complete Tenant Improvements. Tenant shall, when and if needed or whenever requested by Landlord to do so, at Tenant's sole cost and expense, maintain and make repairs to the Premises and every part thereof, to keep, maintain and preserve the Premises in first class conditions, excepting ordinary wear and tear. Any such maintenance and repairs shall be performed by Landlord's contractor, or a Landlord's approved contractor or contractors. All costs and expenses incurred in such maintenance and repair shall be paid by Tenant within seven (7) days after billing by Landlord or such contractor or contractors. Tenant shall upon the expiration or sooner termination of the term hereof surrender the Premises to Landlord in the same condition as when received, reasonable wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

         (b) Anything contained in Subparagraph 15(a) above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 22 hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect. Notwithstanding anything to the contrary contained in Subparagraphs (a) and (b) of this Paragraph 15, Tenant shall maintain and repair at its sole cost and expense, and with maintenance contractors approved by Landlord, all non-base building facilities, including lavatory, shower, toilet, washbasin and kitchen facilities and heating and air conditioning systems, including all plumbing connected to said facilities or systems installed by Tenant or on behalf of Tenant or existing in the Premises at the time of delivery of possession of the Premises to Tenant by Landlord. The provisions of the immediately preceding sentence shall not apply to the basic heating and air conditioning system provided by Landlord to all tenants of the Building.

         16. LIENS. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the real property of which the Premises form a part nor against the Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, uding payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

         17. ENTRY BY LANDLORD. Subject to Landlord's agreement to minimize any disturbance of Tenant's use of the Premises by exercise of the following rights, Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant herunder, to submit said Premises to prospective purchasers or, during the last six months of the term of this Lease, to prospective tenants, to post notices of nonresponsibility, to after, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of any eviction of Tenant and without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord. Landlord shall attempt in the exercise of its rights under this Paragraph 17 to minimize any disturbance of Tenant's use and possession of the Premises and to provide as much notice to Tenant as may be reasonably possible prior to any such exercise of Landlord's rights under this Paragraph 17.

         18. UTILITIES AND SERVICES. Provided that Tenant is not in default hereunder, Landlord agrees, during the Lease term, to furnish to the Premises as part of the Operating Expenses during those hours set forth in the Rules and Regulations as defined in Paragraph 31 hereof, as may be amended in writing by Landlord from time to time during the term of this Lease and delivered to Tenant, reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, janitorial service (including washing of windows with reasonable frequency as determined by landlord) and elevator service by non-attended automatic elevators. Landlord shall not be liable for, and Tenant shall not be led to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or for any other causes. If Tenant requires or utilizes more water or electric power than is considered reasonable or normal by

Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage. In addition, Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant thereafter shall pay all charges of the utility providing service. Tenant specifically undertakes to install maintain at Tenant's cost such fire protection equipment including, without limitation, emergency lighting as required by governmental authority or insurer, and if so required, Tenant shall appoint one of Tenant's personnel to coordinate with the fire protection facilities and personnel of Landlord. Any incandescent light bulbs used in the Premises shall be paid for the Tenant. Upon Tenant's request, Landlord's personnel shall install incandescent light bulbs or other Building Nonstandard bulbs in the Premises. Tenant agrees to pay Landlord upon demand Landlord's cost for all such incandescent light bulbs installed or other Building Nonstandard improvements including but not limited to metallic trim, wood floor covering, glass panels, windows, partitions, kitchens and executive washrooms in the Premises. Landlord shall not be responsible in any manner for said maintenance, cleaning and repair.

         19. INDEMNIFICATION. To the fullest extent permitted by law Tenant hereby agrees to defend, indemnity and hold Landlord harmless against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant, its agents, contractors, employees or invitees in or about the Premises or elsewhere, and hereby agrees to further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act, neglect, fault or omission of Tenant, or of its agents, employees or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord hereby agrees to defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all its claims in respect thereof against Landlord.

         20. DAMAGE TO TENANT'S PROPERTY. Notwithstanding the provisions of Paragraph 19 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, failing plaster, steams, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other patent or latent cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment located therein.

         21. INSURANCE.

         (a) During the term hereof, Tenant, at its sole expense, shall obtain and keep in force the following insurance:

         (i) All Risk insurance upon property owned by Tenant and located in the Building or for which Tenant is legally liable, Aggregate Improvements (other than "Building Standard Work" as described in Subparagraph l(l) hereof), and alterations, in an amount not less than ninety percent (90%) of the full replacement cost thereof. All such insurance policies shall name Tenant and Landlord as named insured thereunder and, at Landlord's request shall same Landlord's mortgagees (and, if applicable, ground or primary lessors) as loss payees thereunder, all as their respective interests may appear. Landlord will not be required to carry insurance of any kind on any "Building Non-Standard Work", as described in Subparagraph I (m) hereof, on Tenant's furniture or furnishings, or on any of Tenant's fixtures, equipment, improvements, or appurtenances under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same.

         (ii) Comprehensive general liability insurance coverage, including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, and products and completed operations liability, in limits not less than $2,000,000.00 inclusive. All such insurance policies shall name Tenant as named insured thereunder and shall name Landlord and Landlord's mortgagees (and, if applicable, ground or primary lessors) as additional insured thereunder, all as their respective interests may appear.

         (iii) Worker's Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement in form and amount satisfactory to Landlord.

         (iv) [DELETED]

         (v) Liquor liability insurance coverage in limits of not less than Five Hundred Thousand Dollars ($500,000) if at any time during the term or on any occurrence hereof any alcoholic beverages of any nature are served on the Premises.


         (vi) Any other form or forms of insurance as Tenant, Landlord, or Landlord's mortgagees or ground or primary lessors may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent tenant of a comparable size and in a comparable business would protect itself.

         (b) All policies shall be issued by insurers that are acceptable to Landlord and in form satisfactory from time to time to Landlord. Tenant will deliver certificates of insurance to Landlord as soon as practicable after the placing of the required insurance, but not later than ten (10) days prior to the date Tenant takes posession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and Landlord's mortgagees (and, if applicable, ground or primary lessors) in writing, not less than thirty (30) days before any material change, reduction in coverage, cancellation or other termination thereof. Ten (10) days prior to the expiration of any insurance policy, Tenant will provide Landlord with a Certificate of Insurance extending the term of the original policy or a certified copy of a new policy extending the required coverage.

         (c) During the Term, Landlord shall insure the Building and the Building Standard Work (excluding any property which Tenant is obligated to insure under Subparagraph 21(a) hereof) against damage with All Risk insurance and public liability insurance, all in such amounts and with such deductions as Landlord considers appropriate, Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Landlord's mortgagees may determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

         (d) Tenant will not keep, use, sell, or offer for sale in, or upon, the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building and the Building Standard Work. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

         (e) If any of Landlord's insurance policies shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within 48 hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property or of others located on the Premises resulting from such entry. If Landlord is unable, or elects not, to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Subparagraph 21(e), if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to remedy such default.

         (f) All policies covering real or personal property which either party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable without unreasonable cost. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver of subrogation clause or endorsement, to the extent of the injury or loss covered thereby.

         22. DAMAGE OR DESTRUCTION.

         (a) In the event the Building and/or the Building Standard Work or any insured alterations are damaged by fire or other perils covered by Landlord's extended coverage insurance to an extent not exceeding twenty-five percent (25 %) of the full insurable value thereof and if the damage thereto is such that the Building and/or the Building Standard Work and any insured alterations may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect. If such work or repair, reconstruction and restoration is such as to require a period longer than ninety
(90) days or exceeds twenty-five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord either may elect to so repair, reconstruct or restore the Building and/or Building Standard Work and any insured alterations and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore the Building and/or Building Standard Work and any insured alterations and the Lease shall in such event terminate. Under any of the conditions of this Subparagraph 22(a), Landlord shall give written notice to Tenant of its intention within thirty (30) days from the date of such event of damage or destruction. In the event Landlord elects not to restore said Building and/or Building Standard Work and any insured alterations, this Lease shall be deemed to have terminated as of the date of such partial destruction.

         (b) Upon any termination of this Lease under any of the provisions of this Paragraph 22, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for which have therefore accrued and are then unpaid.

         (c) In the event of repair, reconstruction and restoration by Landlord as herein provided, the rent provided to be paid under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience, annoyance or loss of business occasioned by such damage, repair, reconstruction or restoration.

         (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 22. Notwithstanding anything to the contrary contained in this Paragraph 22, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond me control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said year.

         (e) In the event that damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

         (f) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense or which were insured by either party and the proceeds of such insurance have been received by Landlord, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

         (g) Notwithstanding anything to the contrary contained in this Paragraph 22, Landlord shall not have any obligations whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 22 occurs during the last twelve (12) months of the term of this Lease or any extension hereof.

         (h) The provisions of California Civil Code 1932, Subsection 2, and 1933, Subsection 4, are hereby waived by Tenant.

         23. EMINENT DOMAIN.

         (a) In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and landlord at his option terminate this Lease. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to unreadable their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any award separately made to Tenant for the taking of personal property and trade fixtures belonging to Tenant or for moving costs incurred by Tenant in relocating Tenant's business.

         (b) In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 15 with respect to surrender of the Premises and upon such payment shall be excused from such obligations. For purpose of this Subparagraph 23(b), a temporary taking shall be defined as a taking for a period of 270 days or less.

         24. BANKRUPTCY. If Tenant shall file a petition in bankruptcy under any Chapter of federal bankruptcy law as then in effect, or if Tenant be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty (30) days from the date thereof, or if a receiver or trustee be appointed of Tenant's property and the order appointing such receiver or trustee not be set aside or vacated within thirty (30) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall otherwise by operation of law pass to any person or persons other than Tenant, then and in any such event Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord, forthwith terminate this Lease. Notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall upon such termination be entitled to recover damages in the amount provided in Subparagraph 25(b) below and neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall forthwith quit and surrender the Premises to Landlord. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph 24.

         25. DEFAULTS AND REMEDIES.

         (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

         (i) The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to included, But is not limited, to, any absence by Tenant from the Premises for five (5) days or longer while in default of any provision of this Lease.

         (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due.

         (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 25(a)(i) or (ii) above, where such failure shall continue for a period of ten
         (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure 1161; provided, further, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten-day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord.

         (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty
         (30) days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

         (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this lease then Landlord may recover from Tenant:

         (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

         (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

         (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

         (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

         As used in Subparagraphs 25(b)(i) and (ii) above, the "worth at the time of award' is computed by allowing interest at the maximum rate permitted by law per annum. As used in Subparagraph 25(b)(iii)above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant for such period of time as may be required by applicable law after which time Landlord may dispose of such property in accordance with applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 25(c) shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

         (d) All rights, options' and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval or Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

         26. ASSIGNMENT AND SUBLETTING. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. For purpose hereof, the event Tenant is a partnership, a withdrawal or change of partners, or change of ownership of partners, owning more unreadable a fifty percent (50%) interest in the partnership, or if Tenant is a corporation, any transfer of fifty percent (50%) of its Stock, shall constitute a voluntary assignment and shall be subject to these provisions. No consent to any assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this Paragraph. Tenant shall notify Landlord in writing of Tenant's intent to assign encumber, or sublease this lease, the name of the proposed assignee or sublessee, information concerning the financial responsibility of the proposed assignee or sublessee and the terms of the proposed assignment or subletting, and Landlord shall, within thirty (30) days of receipt of such written notice, and additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following:

         (a) Consent to such proposed assignment, encumbrance or sublease;

         (b) Refuse such consent, which refusal shall be on reasonable grounds;

         (c) Elect to terminate this Lease, or in the case of a partial sublease, terminate this Lease as to the portion of the Premises proposed to be sublet.

Without limiting Landlord's grounds for disapproval, Landlord's disapproval shall be deemed reasonable if it is based on Landlord's analysis of (a) the proposed assignee's or sublessee's credit, character and business or professional standing, (b) whether the assignee's or sublessee's use and occupancy of the Premises will be consistent with Subparagraph 1(u) and Paragraph 8 of this Lease and whether assignee's proposed intensity of use is consistent with that shown by Tenant, (c) whether the proposed assignee or sublessee is a then existing or prospective tenant of the Building, as a condition for granting its consent to any assignment, encumbrance or sublease. Landlord may require that the rent payable by such assignee or sublessee is at the then current published rental rates for the Premises or comparable premises in the Building, but not less than the then current Annual Basic Rent under this Lease and may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. In the event that Landlord shall consent to any assignment or sublease under the provisions of this Paragraph 26, Tenant shall pay Landlord's processing costs and attorneys' fees incurred in giving such consent. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder all of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease. Occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting. If Tenant requests Landlord's consent to any assignment of this Lease or any subletting of all or a portion of the Premises, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this Paragraph 26 to terminate this Lease effective as of the date Tenant proposes to assign this Lease or sublet all or a portion of the Premises. Landlord's right to terminate this lease as to all or a portion of the Premises on assignment or subletting shall not terminate as a result of Landlord's consent to the assignment of this Lease or the subletting of all or a portion of the Premises, or Landlord's failure exercise this right with respect to any assignment or subletting.

         27. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions aforesaid on Tenant's part to be observed and performed under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

         28. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to the Building, this lease shall be subject and subordinate at all times to; (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, if requested by the ground lessor, mortgagee or beneficiary, as applicable, attorn to and become the Tenant of the successor in interest to Landlord and in such event Tenant's right to possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and all other amounts required to be paid to Landlord pursuant to the terms hereof and observe and perform all of the provisions of this Lease, unless the Lease is otherwise terminated pursuant to its terms. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Should Tenant fail to sign and return any such documents within ten (10) business days of receipt, Tenant shall be in default, and Landlord may, at Landlord's option, terminate this Lease provided written notice of such termination is received by Tenant prior to Landlord's receipt of such documents.

         29. ESTOPPEL CERTIFICATE.

         (a) Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "E" attached hereto, certifying; (i) the Commencement Date of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (iii) the date to which the rental and other sums payable under this Lease have been paid; (iv) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 29 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

         (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performances, and (iii) that not more than one (1) month's rent has been paid in advance, except as provided in Paragraph 36 hereof. Tenant's failure to deliver said statement to Landlord within ten
(10) working days of receipt shall constitute a default under this Lease, and Landlord may, at Landlord's option, terminate the Lease, provided written notice of such termination is received by Tenant prior to Landlord's receipt of said statement.

         30. BUILDING PLANNING. In the event Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other comparable space in the Building of which the Premises forms a part, at Landlord's sole cost and expense including all of Tenant's moving expenses, telephone installation and stationery reprinting charges, and the terms and conditions of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space and Paragraph 1 of this Lease shall be amended to include and state all correct data as to the new space.

         31. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked Exhibit "F", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant of the Building of any of said Rules and Regulations.

         32. CONFLICT OF LAWS. This Lease shall be governed by and construed pursuant to the laws of the State of California.

         33. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representative, successors and assigns.

         34. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies. Upon the expiration or termination of this Lease, Tenant shall peaceably surrender the Premises and all alterations and additions thereto broom-clean, in good order, repair and condition, reasonable wear and tear excepted, and shall comply with the provisions of Subparagraphs 14(g) and 14(h). The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

         35. PROFESSIONAL FEES.

         (a) In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or should either party bring suit against the other with respect to matters arising from or growing out of this Lease, then all costs and expenses, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees, incurred by the prevailing part therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

         (b) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraiser's, accountants' and attorneys' fees.

         36. PERFORMANCE BY TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. Tenant acknowledges that the late payment by Tenant to Landlord of any sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises or the Building of which the Premises are a part. Therefore if any monthly installment of Annual Basic Rent is not received by Landlord by the date when due, or if Tenant fails to pay any other sum of money due hereunder and such failure continues for ten (10) days after notice thereof by Landlord, Tenant shall pay to Landlord, as additional rent, the sum of five percent (5 %) of the overdue amount as a late charge. Such overdue amount shall also bear interest, as additional rent, at the maximum rate permissible by law calculated, as appropriate, from the date either
(a) the monthly installment of Annual Basic Rent is due, or (b) of receipt of said notice, until the date of payment to Landlord. Landlord's acceptance of any late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or any law now or hereafter in effect. Further, in the event such late charge is imposed Landlord for two (2) consecutive months for whatever reason, Landlord shall have the option to require that, beginning It the first payment of rent due following the imposition of the second consecutive late charge, rent shall no longer be paid monthly installments but shall be payable three (3) months in advance.

         37. MORTGAGEE AND SENIOR LESSOR PROTECTION. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of the Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless (a) Tenant has given notice by stered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises and to the Lessor under master or ground lease covering the Building, the Site or any interest therein whose identity and address shall have been furnished to Tenant, and (b) Tenant offers such beneficiary, mortgagee or Lessor a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or of judicial foreclosure, if such should prove necessary to effect a cure.

         38. DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of the Site or master lease of the Building. In the event of any transfer, assignment or other conveyance or transfer of any such title or interest, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or interest shall be deemed to have agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises, Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

         39. WAIVER. The failure of Landlord to seek redress for violation of, or to insist upon strict performance of, any term, covenant or condition of this Lease or the Rules and Regulations attached hereto as Exhibit "F", shall not be deemed a waiver of such violation or prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant of the Building be deemed a waiver of any such Rule or Regulation, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         40. IDENTIFICATION OF TENANT. Unless the provisions of Paragraph 55 herein below are applicable to this Lease, then if more than one person executes this Lease as Tenant, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (b) the term "Tenant" as used in this Lease shall mean and include each of them tly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy or this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

         41. PARKING. The use by Tenant, its employees and invitees, of the parking facilities of the Building shall be on the terms and conditions set forth in Exhibit F attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established.

         43. TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. If there be more than one Tenant, i.e. , if two or more persons or entities are jointly referred to in this lease as "Tenant", the obligations hereunder imposed upon Tenant shall be joint and ral. The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         44. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

         45. TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

         46. PRIOR AGREEMENT; AMENDMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not incorporated herein.

         47. SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

         48. RECORDING. Neither Landlord nor Tenant shall record this Lease nor a short memorandum thereof without the consent of the other and if such recording occurs, it shall be at the sole cost and expense of the party requesting the recording, including any documentary transfer taxes or other expenses related to such recordation.

         49. LIMITATION ON LIABILITY. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that in the event of any actual or alleged failure, breach or default hereunder by Landlord, the sole and exclusive remedy shall be against Landlord's interest in the Building.

         5O. RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part thereof.

         51. SIGNS. Tenant shall not place any sign upon the Premises or the Building without Landlord's prior written consent, except as specifically stated in the signage provision, Rider #5, between Landlord and Tenant in that Lease dated April 22, 1991.

         52. MODIFICATION OF LENDER. If in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

         53. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this lease or imposed by any statute or at common law.

         54. FINANCIAL STATEMENTS. At any time within reason during the term of this Lease, Tenant shall, upon ten (1O) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

         55. TENANT AS CORPORATION. If Tenant executes this Lease as a corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the By-Laws of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

         56. NO PARTNERSHIP OR JOINT VENTURE. Nothing in this Lease shall be deemed to constitute Landlord and Tenant as partners or joint venturers. It is the express intent of the parties hereto that their relationship with regard to this Lease be and remain that of landlord and tenant.

         IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

LANDLORD:                                 ADDRESS:

LINCOLN PROPERTY COMPANY N.C., INC.       LARKSPUR LANDING OFFICE
As Manager and Agent for Owner            1100 Larkspur Landing Circle,  Ste 155
                                          Larkspur, California 94939

By:       /s/ ROGER LEE OSER              Dated: 11/2/92
         ---------------------------            --------------------------------
         Roger Lee Oser, VP



TENANT:                                   ADDRESS:
         Synon, Inc.                      1100 Larkspur Landing Circle
         ---------------------------      --------------------------------------
         an Illinois  corporation         Suite 300
         ---------------------------      --------------------------------------
                                          Larkspur. CA 94939
         ---------------------------      --------------------------------------

By:       /s/ PAUL WILDE                  Dated:  9/22/92
         ---------------------------            --------------------------------
         Paul Wilde,
Its:     Vice President of Finance
         ---------------------------
By:                                       Dated:
         ---------------------------             -------------------------------
Its:
         ---------------------------


Continued from Page 3, "Rent Escalation":

         ADJUSTED BASIC RENT. Each year during the term of this Lease other than the Base Year, the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, shall be adjusted for the ensuing twelve (12) months by the use of the Consumer Price Index (All Urban Consumers component) for the San Francisco-Oakland Area (1982 - 1984 - 100) published by the Bureau of Labor Statistics of the U.S. Department of Labor. he Basic Rent will be increased by the percentage increase, if any, between the latest index published just prior to the commencement of the Lease Term and the comparable latest index published just prior to January of the following year to arrive at the Adjusted Basic Rent. Each year thereafter, the Adjusted Basic Rent will be increased by the percentage increase, if any, between the index published just prior to January of the subsequent year and the comparable latest index published just prior to January of the preceding year.

         In case the U.S. Department of Labor shall discontinue the computation and publication of said Consumer Price Index or the publication thereof should be delayed so as to prevent its use hereunder at the times required, there shall be substituted therefor by Landlord such other index or method of ascertaining changes in the price level as, in the opinion of Landlord, most closely resembles the Consumer Price Index and method of arriving at the index figure by said Bureau.

                             [ FLOOR PLAN ]

                                    EXIBIT A

                        OUTLINE OF FLOOR PLAN OF PREMISES

                                   (see EX. B)

                                    EXHIBIT B


                                    SITE PLAN

                                  [FLOOR PLAN]

                                    EXHIBIT C
                              WORK LETTER AGREEMENT

         This Work Letter Agreement is entered into as of the 22nd day of Sept.,1992 by and between Lincoln Property Company, N.C., Inc. ("Landlord"), and Synon, Inc. ("Tenant").

                                    RECITALS:

         A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease.

         B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Letter Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows: Landlord to provide a maximum Tenant Improvement contribution of $6.00 per rentable square foot ($45,078.00). In addition to the above allowance, Landlord shall contribute up to $8,105.00 as a Carpet Allowance for the Premises known as 1100 Larkspur Landing Circle, Suite 340, leased by Tenant in Lease dated September 1, 1989.

         7. COMPLETION AND RENTAL COMMENCEMENT DATE.

         The commencement of the term of Lease and Tenant's obligation for the payment of rental under the Lease shall not commence until substantial completion of construction of the Tenant Improvements. However, if there shall be a delay in substantial completion of the Tenant Improvements as a result of:

         (i) Tenant's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule;

         (ii) Tenant's request for materials, finishes or installations other than those readily available; or

         (iii) Tenant's changes in the Tenant Improvement Plans after their approval by Tenant;

         Then the commencement of the term of the Lease and the rental commencement date shall be accelerated by the number of days of such delay.


                        Please Initial:

                        PW/M

                                    EXHIBIT D



                           NOTICE OF LEASE TERM DATES

To:                                                                 Date:

Re: Lease dated__________19__ between_________________Tenant, concerning Suite____ located at____________________.

Gentlemen:

         In accordance with the subject Lease, we wish to advise and/or confirm as follows:

         1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

         2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of____________for a term of_______ending_________on

         3. That in accordance with the subject Lease, rental commenced to accrue on_________________.

         4. If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in said Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to____________at_________________________________.


                               AGREED AND ACCEPTED

TENANT                                                  LANDLORD:

             ___________________________________

By           ___________________________________

Print Name   ___________________________________

Its          ___________________________________

By           ___________________________________

Print Name   ___________________________________

Its          ___________________________________

         All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

DATED:______________,19____.


TENANT                                                  LANDLORD:

             ___________________________________

By           ___________________________________

Print Name   ___________________________________

Its          ___________________________________

By           ___________________________________

Print Name   ___________________________________

Its          ___________________________________

                                    EXHIBIT F

                              RULES AND REGULATIONS

 1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors, windows and walls shall be printed, printed, affixed or inscribed at the expense of Tenant by a person chosen by Landlord, using materials of Landlord's choice and in a style and format approved by Landlord.

 2. Tenant must use Landlord's window coverings in all exterior and atrium window offices. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

 3. Tenant shall not obstruct any sidewalks, halls passages, exits, entrances, elevators, escalators or stairways of the Building. the halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building without Landlord's consent.

 4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

 5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than lose approved by Landlord shall be employed by Tenant or permitted to enter the Budding for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

 6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

 7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

 8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages. supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

 9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects, if such objects are considered necessary by Tenant, as determined by Landlord, shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any spaces therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals, except seeing-eye dogs when accompanied by their masters.

11. Tenant shall not use any method of heating or air conditioning other than that supplied or approved by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day. Heat and air conditioning shall be provided during ordinary business hours of generally recognized business days, but not less than the hours of 8:00 a.m. to 6:00 p.m. on Monday through Friday (excluding in any event Saturdays, Sundays and legal holidays).

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Saturdays, Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and, except with regard to Tenant's computers and other equipment which requires utilities on a twenty-four hour basis, all electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food beverage, towel or other similar services or accept barbering or bootblacking services upon the Premises, except as such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except to install normal wall hangings, and to secure files and book cases and other furniture that could fall over. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

20. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

21. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building or the Site are prohibited, and each tenant shall cooperate to prevent same.

22. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

23. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. If odor is objectionable by Landlord or other Tenant's of Building, microwave use may be prohibited by Landlord.

25. Tenant shall not use in any space or in the public halls of the Building any mailcarts or hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building except as provided in the Parking Rules and Regulations.

26. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

30. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

31. These Rules and Regulations (including Parking Rules and Regulations below) are in addition to the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event these Rules and Regulations conflict with any provision of the Lease, the Lease shall control.

32. Landlord reserves the right to make such other and reasonable Rules and Regulations (including Parking Rules and Regulations) as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

33. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

34. Each tenant and all employees and visitors of Tenant shall not use public areas of the Building from the upper ground floor level and above, including elevators, while wearing athletic attire, including, without limitation, bathing suits, sweatsuits, jogging clothes, etc.Smoking is prohibited in all enclosed Common Areas of the Building including without limitation the main lobby, all hallways, all elevators, all elevator lobbies, building conference rooms, and recreation rooms.

35. Smoking is prohibited in all enclosed Common Areas of the building, including, but not limited to, the main lobbies, hallways, stairwells, elevators, elevator lobbies, locker/shower rooms, restrooms and conference room. The foregoing shall not be deemed to prohibit smoking within demised Premises. When smoking outside the building, ash receptacles must be used and provided by the smoker if not provided by Landlord. Smokers must not leave any ashtrays, smoking material or debris in the area where they have been smoking, except in ash receptacles provided by Landlord.

                          PARKING RULES AND REGULATIONS

 1. Tenant and employees of Tenant (hereinafter referred to as "Tenant") shall not park vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles.

 2.  Cars must be parked entirely within the stall lines painted on the floor.

 3.  All directional signs and arrows must be observed.

 4   The speed limit shall be 5 miles per hour.

 5. Parking is prohibited, unless a floor parking attendant approved by Landlord directs otherwise:

     a.  In areas not striped for parking;

     b.  In aisles;

     c.  Where "No Parking" or "Handicap" signs am posted;

     d.  On ramps;

     e.  In crosshatched areas; or

     f. In such other areas as may be designated by Landlord, its agent, lessee or licensee.

 6. Parking stickers or any other device or form of identification which may be supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner.

 7. Every Tenant is requested to park and lock his own car. All responsibility for damage to cars to be repaired is assumed by Tenant. Tenant shall repair, or cause to be repaired at its sole cost and expense any and all damage to the Building parking facility or any part thereof caused by Tenant or resulting from vehicles of Tenant.

 8. Loss or theft of parking identification devices from automobiles must be reported to Landlord immediately. Any parking identification devices found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices previously reported and then found must be reported found to the Landlord immediately.

 9. Spaces are for the express purpose of one automobile per space unless approved by Landlord directs otherwise. Washing, waxing, cleaning or servicing of any vehicle by the Tenant and/or his agents is prohibited. Storage of vehicles for periods exceeding one week is prohibited and said vehicles shall be subject to towing.

10. The Landlord reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant or person and/or his agents or representatives who willfully refuse to comply with the above Rules and Regulations or any City, State or Federal ordinance, law or agreement. Tenant shall not load or unload in areas other than those designated by Landlord for such activities.

12. Landlord reserves the right to charge for parking on a nondiscriminatory basis.

13. Tenants parked in prohibited areas are subject to towing at their own expense.

                                    EXHIBIT G

                      STANDARDS FOR UTILITIES AND SERVICES

         The following Standards for utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

         As long as Tenant is not in default under any of to terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

         (a) Provide non-attended automatic elevator facilities Monday through Friday, except holidays from 8 a.m. to 6 p.m.

         (b) On Monday through Friday, except holidays, from 8 a.m. to 6 p.m. (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with it obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then-current journeymen's wages for air conditioning mechanics.

         (c) Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting and fractional horsepower office business machines in an amount not to exceed .025 KWH per square fool per normal business day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Said estimates to be reviewed and adjusted quarterly. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.

         (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any Purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment. Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

         (e) Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

         Landlord reserves the right to stop service of the elevators, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgement of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenant, conditions, provisions or agreements of this Lease or to perform any act or thing for the benefit of Tenant shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                    EXHIBIT H

                                 HAZARDOUS WASTE


         Tenant shall use the Premises solely for the uses set forth in the Basic Lease Information in Paragraph 8 and shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord.

         In no event will Tenant use, introduce to the Premises, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Premises or transport to or from the Premises any Hazardous Material (as defined below) or allow its employees. agents, contractors, invitees or any other person or entity to do so.

         Tenant warrants that it shall not make any use of the Premises which may cause contamination of the soil, the subsoil or ground water. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within thirty (30) days before the date Landlord is obligated to pay a premium on the insurance, or within ten (10) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium.

         Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of any and all federal, state or local laws, ordinances, rules or regulations pertaining to health, industrial hygiene or the environmental conditions on, under or about the Premises.

         Tenant shall give immediate written notice to Landlord of (i) any action, proceeding or inquiry by any governmental authority or any third party with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property or (ii) any spill, release or discharge of Hazardous Materials that occurs with respect to the Premises or Tenant's operations.

         Tenant shall indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns (collectively "Landlord") from and against any and all claims arising from (i) Tenant's uses of the Premises for the conduct of its business or from any activity, work or other things done or suffered by the Tenant in or about the Buildings, (ii) breach or default in performance of any obligation on Tenant's part to be performed under the terms of this Lease, (iii) any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant. The indemnity shall include all costs, fines, penalties, judgments, losses, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon including, without limitation, (a) all foreseeable consequential damages including without limitation loss of rental income and diminution in property value; and (b) the costs of any cleanup, detoxification or other ameliorative work of any kind or nature required by any governmental agency having jurisdiction thereof or Landlord. This indemnity shall survive the expiration or termination of this Lease. In any action or proceeding brought against Landlord by reason of any such claim, upon notice from Landlord if Landlord does not elect to retain separate counsel, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

         HAZARDOUS MATERIAL DEFINITION:

         As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, San Francisco Bay Region, the California Air Resources Board, CAL/OSHA Standards Board, Division of Occupational Safety and Health, the California Department of Food and Agriculture, the California Department of Health Services, and any federal agencies that have overlapping jurisdiction with such California agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material " shall included all of those materials and substances defined as "hazardous materials" or "hazardous waste" in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as the same shall be amended from time to time, petroleum, petroleum-related substances and the by-products, fractions, constituents and sub-constituents of petroleum or petroleum-related substances, asbestos, and any other materials requiring remediation now or in the future under federal, state or local statutes, ordinances, regulations or policies.

                               LEASE AMENDMENT ONE


This Lease Amendment One, made as of this date, April 19, 1996, by and between LINCOLN PROPERTY COMPANY N.C., INC., as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd., hereinafter referred to as Landlord, and SYNON. INC., an Illinois corporation, hereinafter referred to as Tenant.

WITNESSETH:

WHEREAS, the Tenant leased from Landlord, by Office Lease dated September 22, 1992, hereinafter referred to as the Lease, (the term "Lease" includes any amendments or modifications thereof) approximately 7,513 rentable square feet on the third floor of that certain Building known as 1100 LARKSPUR LANDING CIRCLE, Suite 365, Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend this Lease to provide an extended term ("Extended Term One").

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

         A. TERM: Paragraph 1(k), "Term" of said Lease is hereby extended for and additional term of twelve (12) months, ("Extended Term One"), commencing June 1, 1997 and ending May 31, 1998.

         B. BASIC RENT: Paragraph I (q) "Monthly Basic Rent" of said Lease is hereby amended to reduce Tenant's Monthly Basic Rent from the then current Monthly Basic Rent to $16,904.25, effective June 1, 1997, and thereby the "Annual Basic Rent" shall be $202, 851.00.

All other terms and conditions of this Lease remain in full force and effect. If any inconsistencies in the terms and conditions arise between the Lease and Lease Amendment One, the terms and conditions of Lease Amendment One shall prevail.

IN WITNESS WHEREOF, the Parties hereto subscribe their names as of the above date, LINCOLN PROPERTY COMPANY N.C., INC., as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd.


By:  /s/ D. ALLEN PALMER
   --------------------------------
         D. Allen Palmer
Its: Vice President
    -------------------------------

             "LANDLORD"


SYNON, INC.
a Illinois corporation


By: /s/ DENNIS HOLLIGAN
   --------------------------------
Its: Director of Administration
    -------------------------------

           "TENANT"

                               LEASE AMENDMENT TWO

This Lease Amendment Four, made as of this date, March 28, 1997, by and between LINCOLN PROPERTY COMPANY N.C. INC., as Manager and Agent for Lincoln Larkspur office Three Associates, Ltd., hereinafter referred to as Landlord, and SYNON. INC., an Illinois corporation, hereinafter referred to as Tenant.

WITNESSETH:

WHEREAS, the Tenant leased from Landlord, by Office Lease dated September 22, 1992, hereinafter referred to as the Lease, (the term "Lease" includes any amendments or modifications thereof) approximately 7,513 RENTABLE SQUARE FEET on the third floor of that certain Building known as 1100 LARKSPUR LANDING CIRCLE, Suite 365, Larkspur, California.

WHEREAS, the Tenant and Landlord now desire to amend this Lease to provide an extended term ("Extended Term Two').

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually agreed between Landlord and Tenant as follows:

         A. TERM: Paragraph I (k), "Term" of said Lease is hereby extended for an additional term of thirty-six (36) months, ("Extended Term Two'), commencing June 1, 1998 and ending May 31, 2001.

         B. BASIC RENT: Paragraph I (q) "Monthly Basic Rent" of said Lease is hereby amended to reduce Tenant's current Monthly Basic Rent from $17,024.29 to $16,904.25, effective January 1, 1997.

         C. ADJUSTED BASIC RENT: Paragraph 5(b), "Adjusted Basic Rent" of said Lease is hereby amended to exclude an increase in the Adjusted Basic Rent for the years of 1997 and 1998. Therefore, the next Adjustment to Basic Rent shall be January 1, 1998.

         D. OPERATING EXPENSE ALLOWANCE: Paragraph I (r), "Operating Expense Allowance" of said Lease is hereby amended to change the Operating Expense Allowance from Tenant's proportionate share of 1991 actual Operating Expenses to Tenant's proportionate share of 1997 actual Operating Expenses, effective January 1. 1997.

         E. TENANT IMPROVEMENT: Landlord shall contribute up to, $22,539.00, (7,513 sf x $3.00) towards Tenant Improvements which shall be mutually acceptable between Landlord and Tenant.

All other terms and conditions of this Lease remain in full force and effect. If any inconsistencies in the terms and conditions arise between the Lease and Lease Amendment Two, the terms and conditions of Lease Amendment Two shall prevail.

IN WITNESS WHEREOF, the Parties hereto subscribe their names as of the above date.

LINCOLN PROPERTY COMPANY N.C., INC.,
as Manager and Agent for Lincoln Larkspur Office Three Associates, Ltd.

By: /s/ D. ALLEN PALMER
   --------------------------------
    D. Allen Palmer, Vice President

             "LANDLORD"


SYNON, INC.
a Illinois corporation


By: /s/ DENNIS HOLLIGAN
   ---------------------------------------------
    Dennis Holligan, Director of Administration

           "TENANT"